As filed with the U.S. Securities and Exchange Commission on August 24, 2010

1940 Act File No. 811-22457

U.S SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-2

☒           Registration Statement under the Investment Company Act of 1940

PERSIMMON GROWTH PARTNERS FUND, L.P.

(Exact Name of Registrant as Specified in Charter)

1777 Sentry Hall Parkway West
Gwynedd Hall, Suite 102
Blue Bell, PA 19422
(Address of Principal Executive Offices)

(877) 502-6840
(Registrant’s Telephone Number, including Area Code)

Gregory S. Horn
Persimmon Growth Partners Fund, L.P.
1777 Sentry Hall Parkway West
Gwynedd Hall, Suite 102
Blue Bell, PA 19422
(877) 502-6840
(Name and Address of Agent for Service)

COPY TO:

Todd Cipperman, Esq.
Cipperman & Company, LLC
500 E. Swedesford Road, Suite 104
Wayne, PA 19087

CROSS REFERENCE SHEET

PARTS A AND B OF PROSPECTUS

Item No.	Caption	Location

1.	Outside Front Cover Page	Outside Front Cover Page

2.	Cover Pages and Other Offering Information	Inside Front Cover and Outside Back Cover Pages

3.	Fee Table and Synopsis	Fees and Expenses

4.	Financial Highlights	Not Applicable

5.	Plan of Distribution	Investment Objective and Approach -- Plan of Distribution and Use of Proceeds, How to Purchase Interests, Suitability

6.	Selling Shareholders	Not Applicable

7.	Use of Proceeds	Investment Objective and Approach -- Plan of Distribution and Use of Proceeds

8.	General Description of the Registrant	The Fund, Investment Objective, Investment Approach and Investment Restrictions, Risk Factors

9.	Management	The Fund’s Board of Directors and Its Professionals

10.	Capital Stock, Long-Term Debt, and Other Securities	Capital Accounts, Allocations, Net Asset Valuation

11.	Defaults and Arrears on Senior Securities	Not Applicable

12.	Legal Proceedings	Not Applicable

13.	Table of Contents of the Statement of Additional Information	Not Applicable

14.	Cover Page of SAI	Not Applicable

15.	Table of Contents	Table of Contents

16.	General Information and History	The Fund

17.	Investment Objective and Policies	Investment Objective, Investment Approach, and Investment Restrictions

18.	Management	See Item 9 Above

19.	Control Persons and Principal Holders of Securities	Control Persons and Principal Holders of Securities

20.	Investment Advisory and Other Services	The Fund’s Board of Directors and Its Professionals, The Fund’s Board of Directors and Its Professionals – The Adviser

21.	Portfolio Managers	The Fund’s Board of Directors and Its Professionals, The Fund’s Board of Directors and Its Professionals – The Adviser

22.	Brokerage Allocation and Other Practices	Brokerage Practices

23.	Tax Status	Tax Considerations, Certain ERISA Considerations

24.	Financial Statements	Financial Statements

PART A -- INFORMATION REQUIRED IN A PROSPECTUS
PART B -- INFORMATION REQUIRED IN A STATEMENT OF ADDITIONAL INFORMATION

The information required to be included in this Registration Statement by Part A and Part B of Form N-2 is contained in the prospectus that follows.

Number: _______

PERSIMMON GROWTH PARTNERS FUND, L.P.

CONFIDENTIAL PRIVATE PLACEMENT MEMORANDUM

August 24, 2010

A PRIVATE OFFERING OF LIMITED PARTNERSHIP INTERESTS

THE LIMITED PARTNERSHIP INTERESTS OFFERED PURSUANT TO THE TERMS OF THIS MEMORANDUM ARE HIGHLY SPECULATIVE AND INVOLVE CERTAIN RISKS. SEE THE DISCUSSION HEREIN CAPTIONED “CERTAIN RISK FACTORS.”

This memorandum (the “Memorandum”) concisely sets forth the information about Persimmon Growth Partners Fund, L.P. (the “Fund”) that a prospective investor should know before investing and should be retained for future reference. The information required to be contained in a Statement of Additional Information is contained in this Confidential Private Placement Memorandum that follows.

Persimmon Growth Partners Fund, L.P.
c/o Persimmon GP, LLC
1777 Sentry Parkway West
Gwynedd Hall, Suite 102
Blue Bell, PA  19422

The Fund is a Delaware limited partnership that is registered under the Investment Company Act of 1940, as amended (the “Investment Company Act”), as a non-diversified, closed-end management investment company.  Persimmon Capital Management, LP, a Delaware limited partnership (the “Adviser”), is an investment adviser registered with the Securities and Exchange Commission (the “SEC”) under the Investment Advisers Act of 1940, as amended (the “Advisers Act”) that serves as the investment manager to the Fund.

The Fund seeks to achieve positive consistent annual performance by investing in a diverse group of high return hedge fund partnerships and other pooled investment vehicles (collectively, “Investment Funds”) managed by hedge fund investment managers (“Managers”).  The Fund is an investment vehicle formed to provide investors with the opportunity to purchase limited partnership interests (“Interests”) in a diversified portfolio of largely non-correlated hedge funds employing various hedged Long/Short Equity Strategies.  See “INVESTMENT OBJECTIVE, INVESTMENT APPROACH, AND INVESTMENT RESTRICTIONS.”  The investment goal of the Fund is to seek to generate high absolute returns while exhibiting volatility below that of the domestic equity markets.  There is no guarantee that these returns can be achieved and the Fund cannot guarantee that its investment objective will be achieved or that its strategy of investing in the Investment Funds will be successful.  Investing in the Fund involves a risk of significant loss.  See “CERTAIN RISK FACTORS”.

The Fund is designed to be highly complementary to traditional U.S. equity portfolios.  The general partner of the Fund is Persimmon GP, LLC, a Delaware limited liability company (the “General Partner”).  The General Partner and the Limited Partners are collectively referred to herein as the “Partners.”

This Memorandum relates to an offering (the “Offering”) of limited partnership interests (the “Interests”) in the Fund.  The Interests will generally be offered as of the first business day of each calendar month or at such other times as may be determined by the General Partner, in each case subject to any applicable sales charge and other fees, as described herein.  The Interests are issued at net asset value per Interest.  Prospective investors who seek to be limited partners (the “Limited Partners”) in the Fund should carefully read and retain this Memorandum.  Interests may be purchased or withdrawn, and will be offered for purchase exclusively to a limited number of accredited investors, as described herein.  See “INVESTOR ELIGIBILITY”.

If you purchase Interests in the Fund, you will become bound by the terms and conditions of the Fund’s Amended and Restated Limited Partnership Agreement (the “Partnership Agreement”).

In making an investment decision, investors must rely upon their own examination of the Fund and the terms of the Offering, including the merits and risks involved.

The Interests will not be listed on any securities exchange, and the Fund will not knowingly permit a secondary market to develop. The Interests are subject to substantial restrictions on transferability and resale and may not be transferred or resold except as permitted under the Partnership Agreement. Although the Fund may offer to repurchase Interests from time to time, Interests will not be redeemable at a Partner’s option nor will they be exchangeable for Interests or shares of any other fund. As a result, an investor may not be able to sell or otherwise liquidate his or her Interests. Interests are appropriate only for those investors who can tolerate a high degree of risk and do not require a liquid investment and for whom an investment in the Fund does not constitute a complete investment program.

The Fund has not designated an underwriter or distributor.  However, the Adviser and/or its affiliates may make payments to selected affiliated or unaffiliated third parties from time to time in connection with the distribution of Interests and/or the servicing of Partners and/or the Fund. These payments will be made out of the Adviser’s and/or affiliates’ own assets and will not represent an additional charge to the Fund. The amount of such payments may be significant in amount and the prospect of receiving any such payments may provide such third parties or their employees with an incentive to favor sales of Interests of the Fund over other investment options. See “DISTRIBUTION ARRANGEMENTS” in the Summary.

The Fund will sell Interests only to investors who certify that they are “Accredited Investors.” See “INVESTOR ELIGIBILITY” in the Summary, The minimum initial investment in the Fund by any investor is $10,000,000. However, the Fund, in its sole discretion, may accept investments below this minimum.  Pending the closing of the initial offering or any subsequent offering, funds received from prospective investors will be placed in an interest-bearing escrow account with Royal Bank of Canada, the Fund’s escrow agent. On the date of any closing, the balance in the escrow account with respect to each investor whose investment is accepted will be invested in the Fund on behalf of such investor. Any interest earned on escrowed amounts will be credited to the Fund.

Neither the SEC nor any state securities commission has determined whether this Memorandum is truthful or complete, nor have they made, nor will they make, any determination as to whether anyone should buy these securities. Any representation to the contrary is a criminal offense.

You should not construe the contents of this Memorandum as legal, tax or financial advice. You should consult with your own professional advisors as to legal, tax, financial, or other matters relevant to the suitability of an investment in the Fund.

You should rely only on the information contained in this Memorandum. The Fund has not authorized anyone to provide you with different information.

The date of this Memorandum is August 24, 2010.

THESE SECURITIES HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE “SECURITIES ACT”) NOR QUALIFIED, APPROVED OR DISAPPROVED UNDER ANY OTHER FEDERAL OR STATE SECURITIES LAWS.  NEITHER THE SECURITIES AND EXCHANGE COMMISSION (“SEC”) NOR ANY OTHER FEDERAL OR STATE REGULATORY AUTHORITY HAS PASSED ON OR ENDORSED THE MERITS OF THIS OFFERING OR THE ACCURACY OR ADEQUACY OF THIS MEMORANDUM.  ANY REPRESENTATION TO THE CONTRARY IS UNLAWFUL.  THE SECURITIES OFFERED HEREBY MAY NOT BE SOLD, TRANSFERRED OR OTHERWISE DISPOSED OF BY AN INVESTOR UNLESS THEY ARE REGISTERED UNDER THE SECURITIES ACT AND, WHERE REQUIRED, UNDER THE LAWS OF OTHER JURISDICTIONS, UNLESS SUCH PROPOSED SALE, TRANSFER OR DISPOSITION IS EXEMPT FROM SUCH REGISTRATION.

THE GENERAL PARTNER IS EXEMPT FROM REGISTRATION WITH THE COMMODITY FUTURES TRADING COMMISSION AS A COMMODITY POOL OPERATOR PURSUANT TO RULE 4.13(a)(3) AND THEREFORE, UNLIKE A REGISTERED COMMODITY POOL OPERATOR, IT IS NOT REQUIRED TO DELIVER A DISCLOSURE DOCUMENT AND A CERTIFIED ANNUAL REPORT TO PARTICIPANTS IN THE POOL.

GENERAL NOTICES

THIS IS A PRIVATE OFFERING MADE PURSUANT TO APPLICABLE FEDERAL AND STATE “PRIVATE PLACEMENT” EXEMPTIONS.  THE INTERESTS MUST BE ACQUIRED FOR INVESTMENT PURPOSES ONLY AND, ONCE ACQUIRED, WILL NOT BE FREELY TRANSFERABLE.

THIS MEMORANDUM DOES NOT CONSTITUTE AN OFFER OR SOLICITATION IN ANY STATE OR JURISDICTION IN WHICH SUCH AN OFFER OR SOLICITATION IS UNLAWFUL.  THIS MEMORANDUM CONSTITUTES AN OFFER ONLY IF DELIVERY OF THIS MEMORANDUM IS PROPERLY AUTHORIZED BY THE GENERAL PARTNER.  THIS MEMORANDUM HAS BEEN PREPARED BY THE GENERAL PARTNER SOLELY FOR THE BENEFIT OF PERSONS INTERESTED IN THE PROPOSED SALE OF THE INTERESTS, AND ANY DISTRIBUTION OR REPRODUCTION OF THIS MEMORANDUM, IN WHOLE OR IN PART, WITHOUT THE PRIOR WRITTEN CONSENT OF THE GENERAL PARTNER, IS PROHIBITED.

NO PERSON HAS BEEN AUTHORIZED TO MAKE ANY REPRESENTATIONS OR PROVIDE ANY INFORMATION WITH RESPECT TO THE INTERESTS EXCEPT SUCH INFORMATION AS IS CONTAINED IN THIS MEMORANDUM.

THE CONTENTS OF THIS MEMORANDUM SHOULD NOT BE CONSTRUED AS INVESTMENT, LEGAL OR TAX ADVICE.  A NUMBER OF FACTORS MATERIAL TO A DECISION WHETHER TO INVEST IN THE INTERESTS HAVE BEEN PRESENTED IN THIS MEMORANDUM IN SUMMARY OR OUTLINE FORM ONLY IN RELIANCE ON THE FINANCIAL SOPHISTICATION OF THE OFFEREES.  EACH PROSPECTIVE INVESTOR IS URGED TO SEEK INDEPENDENT INVESTMENT, LEGAL AND TAX ADVICE CONCERNING THE CONSEQUENCES OF INVESTING IN THIS PARTNERSHIP.

INTERESTS ARE AVAILABLE ONLY TO PERSONS WILLING AND ABLE TO BEAR THE ECONOMIC RISKS OF THIS INVESTMENT.  THE INVESTMENTS IN THE FUND ARE SPECULATIVE, ILLIQUID AND INVOLVE A HIGH DEGREE OF RISK.   SEE “CERTAIN RISK FACTORS.”  THE INVESTMENTS ARE SUITABLE AS AN INVESTMENT ONLY FOR A LIMITED PORTION OF THE RISK SEGMENT OF AN INVESTOR’S PORTFOLIO.

THIS MEMORANDUM IS BEING GIVEN TO THE RECIPIENT SOLELY FOR THE PURPOSE OF EVALUATING AN INVESTMENT IN THE INTERESTS DESCRIBED HEREIN.  IT MAY NOT BE REPRODUCED OR DISTRIBUTED TO ANYONE ELSE (OTHER THAN THE IDENTIFIED RECIPIENT'S PROFESSIONAL ADVISERS.)  THE RECIPIENT, BY ACCEPTING DELIVERY OF THIS MEMORANDUM AGREES TO RETURN IT AND ALL RELATED DOCUMENTS TO THE FUND IF THE RECIPIENT DETERMINES NOT TO SUBSCRIBE FOR INTERESTS.

THE FUND RESERVES THE RIGHT TO ACCEPT OR REJECT ANY SUBSCRIPTION TO PURCHASE INTERESTS.

EACH OF THE GENERAL PARTNER AND THE ADVISER WILL RESPOND TO ANY QUESTIONS YOU OR YOUR ADVISORS MAY HAVE CONCERNING THIS OFFERING AND WILL MAKE AVAILABLE FOR EXAMINATION BY YOU OR YOUR ADVISORS SUCH RECORDS AND FILES IN THEIR POSSESSION AS MAY BE PERTINENT TO YOUR DECISION WHETHER TO INVEST IN INTERESTS.

THE TERMS AND CONDITIONS OF THIS OFFERING, THE RIGHTS, PREFERENCES, PRIVILEGES AND RESTRICTIONS OF INTERESTS AND THE RIGHTS AND LIABILITIES OF THE FUND, THE FUND’S BOARD OF DIRECTORS AND THE MEMBERS WILL BE GOVERNED BY THE FUND’S PARTNERSHIP AGREEMENT AND THE SUBSCRIPTION AGREEMENT BETWEEN EACH LIMITED PARTNER AND THE FUND.  THIS MEMORANDUM, WHICH INCLUDES ALL OF THE EXHIBITS ATTACHED HERETO, SHOULD BE REVIEWED CAREFULLY BY EACH OFFEREE AND EACH OFFEREE’S LEGAL, ACCOUNTING AND TAX ADVISORS PRIOR TO MAKING ANY DECISION CONCERNING AN INVESTMENT IN INTERESTS.

INTERESTS ARE NOT DEPOSITS OR OBLIGATIONS OF, OR GUARANTEED OR ENDORSED BY, ANY BANK OR OTHER INSURED DEPOSITORY INSTITUTION, AND ARE NOT FEDERALLY INSURED BY THE FEDERAL DEPOSIT INSURANCE CORPORATION, THE FEDERAL RESERVE BOARD OR ANY OTHER GOVERNMENTAL AGENCY.

DISCUSSIONS IN THIS MEMORANDUM BELOW AS THEY RELATE TO CERTAIN UNITED STATES FEDERAL INCOME TAX CONSEQUENCES ARE NOT INTENDED OR WRITTEN TO BE USED, AND CANNOT BE USED, FOR THE PURPOSE OF AVOIDING UNITED STATES FEDERAL TAX PENALTIES.  SUCH DISCUSSIONS WERE WRITTEN TO SUPPORT THE PROMOTION OR MARKETING OF THE TRANSACTIONS OR MATTERS ADDRESSED IN THIS MEMORANDUM, AND ANY TAXPAYER TO WHOM THE TRANSACTIONS OR MATTERS ARE BEING PROMOTED, MARKETED OR RECOMMENDED SHOULD SEEK ADVICE BASED ON ITS PARTICULAR CIRCUMSTANCES FROM AN INDEPENDENT TAX ADVISOR.

STATE LAW NOTICES REQUIRED BY STATE LAW

FOR CALIFORNIA RESIDENTS:

THE SALE OF THE SECURITIES THAT ARE THE SUBJECT OF THIS AGREEMENT HAS NOT BEEN QUALIFIED WITH THE COMMISSIONER OF CORPORATIONS OF THE STATE OF CALIFORNIA AND THE ISSUANCE OF THE SECURITIES OR THE PAYMENT OR RECEIPT OF ANY PART OF THE CONSIDERATION THEREFOR PRIOR TO THE QUALIFICATION IS UNLAWFUL, UNLESS THE SALE OF SECURITIES IS EXEMPT FROM THE QUALIFICATION BY SECTION 25100, 25102, OR 25105 OF THE CALIFORNIA CORPORATIONS CODE. THE RIGHTS OF ALL PARTIES TO THIS AGREEMENT ARE EXPRESSLY CONDITIONED UPON THE QUALIFICATION BEING OBTAINED, UNLESS THE SALE IS SO EXEMPT.

FOR FLORIDA RESIDENTS:

THE INTERESTS REFERRED TO HEREIN WILL BE SOLD TO, AND ACQUIRED BY, THE INVESTOR IN A TRANSACTION EXEMPT UNDER §517.061 OF THE FLORIDA SECURITIES ACT.  THE INTERESTS HAVE NOT BEEN REGISTERED UNDER SAID ACT IN THE STATE OF FLORIDA.  IN ADDITION, ALL FLORIDA RESIDENTS SHALL HAVE THE PRIVILEGE OF VOIDING THE PURCHASE WITHIN THREE (3) DAYS AFTER THE FIRST TENDER OF CONSIDERATION IS MADE BY THE INVESTOR TO THE FUND, AN AGENT OF THE FUND, OR AN ESCROW AGENT OR WITHIN THREE (3) DAYS AFTER THE AVAILABILITY OF THAT PRIVILEGE IS COMMUNICATED TO SUCH INVESTOR, WHICHEVER COMES LATER.

ATTENTION RESIDENTS OF GEORGIA:

THESE SECURITIES HAVE BEEN ISSUED OR SOLD IN RELIANCE ON PARAGRAPH (13) OF CODE SECTION 10-5-9 OF THE 'GEORGIA SECURITIES ACT OF 1973', AND MAY NOT BE SOLD OR TRANSFERRED EXCEPT IN A TRANSACTION WHICH IS EXEMPT UNDER SUCH ACT OR PURSUANT TO AN EFFECTIVE REGISTRATION UNDER SUCH ACT.

TABLE OF CONTENTS

i

MISCELLANEOUS	60

LEGAL AND ACCOUNTING MATTERS	60

ACCESS TO INFORMATION	61

DEFINITIONS	61

FINANCIAL STATEMENTS	63

SUMMARY

The following is a summary of the terms and conditions of an investment in Persimmon Growth Partners Fund, L.P. (the “Fund”).  This summary is not intended to be complete and is qualified in its entirety by the information appearing elsewhere herein and in the Fund’s Amended and Restated Limited Partnership Agreement, dated as of June 5, 2010 (as amended, the “Partnership Agreement”).  The description of any document is qualified by reference to such document.

The Fund
The Fund is a Delaware limited partnership formed on or about December 11, 2003.  The Fund is registered under the Investment Company Act of 1940, as amended (the “Investment Company Act”), as a non-diversified, closed-end management investment company.  Its Interests are not registered under the Securities Act of 1933, as amended (the “Securities Act”). The Fund is currently offering limited partnership interests (the “Interests”) in the Fund through private placement which will be offered to a limited number of accredited investors (the “Investors”).  Investors admitted to the Fund become limited partners (collectively, the “Limited Partners”) of the Fund.

Investment Policies and Restrictions
Investment Objective. The Fund seeks positive consistent annual performance by deploying its assets primarily among hedge fund partnerships and other pooled investment vehicles (collectively, “Investment Funds”) managed by hedge fund investment managers (“Managers”).

Investment Strategy.  The Fund is an actively managed portfolio comprised of diversified hedged strategies employed by Investment Funds that seek to achieve high absolute returns while maintaining a focus on capital preservation.  The Fund allocates the Fund’s assets over a highly select group of Investment Funds that employ Long/Short Equity Strategies.

The Fund has adopted an approach under which the Adviser selects Investment Funds according to the Fund’s stated investment objectives and each Manager’s own unique investment style.  Multiple Investment Funds are used to provide a prudent level of diversification to mitigate manager specific, security, and investment style specific risk.  The Adviser believes it is possible to identify Investment Funds that can annually deliver consistent absolute returns while exhibiting volatility in line with the domestic equity markets.  The Adviser will evaluate, select and monitor the activities of such Investment Funds.

The Fund has adopted certain fundamental investment restrictions, which cannot be changed without the vote of a majority of the Fund's outstanding voting securities.  Under the Investment Company Act, the vote of a majority of the outstanding voting securities means the vote, at an annual or a special meeting of the security holders of the Fund duly called, of (i) 67% or more of the voting securities present at the meeting, if the holders of more than 50% of the outstanding voting securities of the Fund are present or represented by proxy or of (ii) more than 50% of the outstanding voting securities of the Fund, whichever is less.  The Fund's fundamental investment restrictions are as follows:

(1)           The Fund will not invest more than 15% of the Fund’s net assets in any one Investment Fund.

(2)           The Fund will not invest 25% or more of the value of its total assets in the securities (other than U.S. Government securities) of issuers engaged in any single industry.  This restriction does not apply to the Fund's investments in Investment Funds.

(3)           The Fund will not issue senior securities representing stock, except to the extent permitted by the Investment Company Act.  In addition, the Fund will not issue senior securities representing indebtedness, except that the Fund may borrow money from banks for temporary or emergency purposes or borrow in an amount not to exceed 10% of the Fund’s total assets in connection with repurchases of, or tenders for, Interests.

(4)           The Fund will not underwrite securities of other issuers, except insofar as the Fund may be deemed an underwriter under the Securities Act in connection with the disposition of its portfolio securities.

(5)           The Fund will not make loans of money or securities to other persons, except through purchasing fixed-income securities, lending portfolio securities or entering into repurchase agreements in a manner consistent with the Fund's investment policies.

(6)           The Fund will not purchase or sell commodities or commodity contracts, except, subject to the Adviser’s registration with the CFTC, that it may invest in commodity pools and other entities that purchase and sell commodities and commodity contracts; however, this restriction shall not apply to the Fund to the extent that it may purchase or sell commodities or commodity contracts through Investment Funds.

(7)           The Fund will not purchase or sell real estate or interests therein, except that it may invest in securities of issuers engaged in the real estate industry and may invest in securities secured by real estate or interests therein; however, this restriction shall not apply to the Fund to the extent that it may purchase or sell real estate or interests therein through Investment Funds.

Leverage.  The Fund may employ leverage in an amount not to exceed 10% of the total assets of the Fund solely to meet repurchase requests and for cash management purposes.  The Investment Funds may use leverage for investment purposes.

There is no guarantee that the Adviser will be successful in identifying Investment Funds that generate superior investment performance.  For more details, see “INVESTMENT OBJECTIVE, INVESTMENT APPROACH, AND INVESTMENT RESTRICTIONS.”

Except as described herein, the Adviser is not required to follow fixed guidelines with respect to the Investment Funds selected and the allocation of the Fund’s assets.  The Adviser may also invest the Fund’s assets in cash, money market funds, U.S. government securities and repurchase agreements.  The investment objective of the Fund is non-fundamental.  Thus, it may be changed without a vote of a majority of the Fund’s outstanding Interests.  Furthermore, except as otherwise indicated, the Fund’s investment policies and restrictions are not fundamental and may be changed without a vote of the Partners.

THE FUND’S INVESTMENT PROGRAM IS SPECULATIVE AND ENTAILS SUBSTANTIAL RISKS.  MARKET RISKS ARE INHERENT IN ALL SECURITIES TO VARYING DEGREES.  NO ASSURANCE CAN BE GIVEN THAT THE FUND’S INVESTMENT OBJECTIVE WILL BE REALIZED.

Board of Directors
The Board of Directors of the Fund (“Board of Directors”) has overall responsibility for the management and supervision of the operations of the Fund.  Under the Partnership Agreement, the number of Directors is fixed from time to time by the Board of Directors. The number of directors is currently set at 4. In the event of any vacancy in the position of a Director, the remaining Directors may appoint an individual to serve in such capacity, so long as immediately thereafter at least two-thirds (2/3) of the Directors then serving have been elected by the Partners.  The Board of Directors may call a meeting of Partners to fill any vacancy in the position of a Director, and will do so within 60 days after any date on which Directors who were elected by the Partners cease to constitute a majority of the Directors then serving on the Board of Directors.

General Partner
The General Partner, Persimmon GP, LLC, a Delaware limited liability company, serves as general partner of the Fund.  The General Partner exercises ultimate authority over the Fund and is responsible for the day-to-day operations of the Fund.  The General Partner is an unregistered commodity pool operator that has filed for an exemption from registration pursuant to Rule 4.13(a)(3) of the Commodity Exchange Act, as amended (the “CEA”).  The General Partner is the “Tax Matters Partner” for Internal Revenue Service (“IRS”) purposes.  See “THE FUND’S BOARD OF DIRECTORS AND ITS PROFESSIONALS – The General Partner.”

Adviser
Persimmon Capital Management, LP, a Delaware limited partnership, serves as the adviser of the Fund (the “Adviser”) pursuant to an investment advisory agreement (the “Investment Advisory Agreement”).  The Adviser is registered as an investment adviser with the Securities and Exchange Commission.  The Adviser is also an unregistered commodity trading advisor that has filed for an exemption from registration pursuant to Rule 4.13(a)(8) of the CEA.

The Adviser will evaluate and select Investment Funds which have compiled proven track records with respect to specific investment strategies.  The Adviser will also monitor the performance and operations of the Managers and the Investment Funds selected, as well as any changes in the Managers’ organizations or business operations that could influence the Investment Funds’ future performance.  The Adviser is authorized to adjust the percentage of the Fund that is allocated to any Investment Fund, and may select additional or replacement Investment Funds.  See “THE FUND’S BOARD OF DIRECTORS AND ITS PROFESSIONALS – The Adviser.”

v

Administrator
The Fund has appointed JD Clark & Company, Inc. (the “Administrator”), to provide the Fund with administrative services pursuant to an Administrative Services Agreement.  The Administrator will determine the Net Asset Value of the Fund (based upon information furnished by the Managers and/or the Investment Funds), as well as to provide certain administrative services and to maintain accounting and financial records of the Fund.  See “THE FUND’S BOARD OF DIRECTORS AND ITS PROFESSIONALS – The Administrator.”

Custodian
The Fund has appointed Royal Bank of Canada (the “Custodian”), custodian to the Fund.  The Fund will pay to the Custodian customary asset-based fees, per trade fees, as well as out of pocket expenses.  The Fund may also custody assets with other institutions or hold assets directly.  See “THE FUND’S BOARD OF DIRECTORS AND ITS PROFESSIONALS – Custodian.”

Escrow Agent
The Fund has appointed UMB Bank, N.A. (the “Escrow Agent”) as escrow agent to the Fund.  The Fund will pay to the Escrow Agent customary fees as well as out of pocket expenses.  See “THE FUND’S BOARD OF DIRECTORS AND ITS PROFESSIONALS – Escrow Agent.”

Use of Proceeds	The net proceeds of this Offering will be invested in accordance with the policies set forth above. The Fund may hold cash or invest in cash equivalents for short-term investments.
Plan of Distribution
Interests will be offered on a monthly basis.  Therefore, there is no pre-determined termination date of the offering.  Funds received from investors will be placed in an account with the Custodian after the first business day of each month and will be held in an interest-bearing subscription account with the Fund’s Custodian until the next closing.

The Adviser and/or its affiliates may make payments to certain selling or shareholder servicing agents for the Fund (“Servicing Payments”) in connection with the sale and distribution of shares of the Fund or for services to the Fund and its investors. These Servicing Payments, which may be significant, are paid by the Adviser and/or its affiliates out of their respective revenues, which generally come directly or indirectly from fees paid by the Fund.  In return for these Servicing Payments, the Fund may receive certain marketing or servicing advantages that are not generally available to funds that do not make such payments. Such advantages are expected to include, without limitation, placement of the Fund on a list of funds offered as investment options to the selling agent's clients; access to the selling agent’s registered representatives; and/or ability to assist in training and educating the selling agent’s registered representatives.  Selling agents often provide services including, but not limited to, establishing and maintaining accounts and records; answering inquiries regarding purchases, exchanges and redemptions; processing and verifying purchase, redemption and exchange transactions; furnishing account statements and confirmations of transactions; processing and mailing monthly statements, prospectuses, shareholder reports and other SEC-required communications; and providing the types of services that might typically be provided by a fund’s transfer agent.  The payments may create potential conflicts of interests between an investor and a selling agent who is recommending a particular fund over other funds. Before investing, you should consult with your financial consultant and review carefully any disclosure as to what monies are received from advisers and distributors, as well as how your financial consultant is compensated.

Limited Liquidity for Investors
The Fund is a closed-end investment company designed primarily for long-term investors.  Interests will not be traded on any securities exchange or other market.  With very limited exceptions, Interests are not transferable and liquidity will be provided only through limited repurchase offers.

Investor Eligibility
Investors in the Fund (“Investors”) must be “Accredited Investors” within the meaning of Regulation D under the Securities Act and will be required to meet other suitability requirements as set forth in the subscription documents. The foregoing suitability standards represent the minimum suitability requirements for prospective investors in the Fund and satisfaction of these standards does not necessarily mean that an investment in the Fund is a suitable investment for a prospective investor.  See “SUITABILITY.”

Special Risks of Fund of Funds Structure
The Investment Funds will not be registered as investment companies under the Investment Company Act and, therefore, the Fund will not have the protections of the Investment Company Act with regard to these investments.  Each Investment Fund will pay any performance-based allocations or fees for which they are obligated irrespective of the performance of the other Investment Funds and the Fund generally.  Accordingly, an Investment Fund with positive performance may be entitled to receive a performance allocation or fee from the Fund, and thus indirectly from Investors, even if the Fund’s overall investment return is negative.

Control by a Limited Number of Partners
A substantial majority of the Fund’s Interests are held by a few investors.  As a result, these investors may be deemed to have the ability to determine the outcome of matters submitted to a vote of investors in the Fund, including the election of directors. In this regard, the Persimmon Growth Partners Investor Fund held approximately 94.33% of the Fund’s outstanding interest as of June 30, 2010.  In addition, investments by Gregory Horn, members of his family, and entities controlled by Mr. Horn and his family members held approximately 5.67% of the Fund’s outstanding interests as of June 30, 2010.

Limited Ability to Examine or Verify the Valuations Provided by the Underlying Investment Funds
The Fund will value interests in the Investment Funds at fair value, which ordinarily will be the value determined by their respective investment managers in accordance with procedures established by the Board of Directors.  The net asset value for the Fund is comprised of the net asset value of the Investment Funds in which the Fund invests, less the expenses and liabilities of the Fund, and other assets in which the Fund invests.  Special situations affecting the calculation of net asset value may arise from time to time.  Prospective Investors should be aware that, generally, the Fund, the General Partner, the Adviser and the Administrator will not be able to examine or verify the valuations provided by the Investment Funds.  Absent bad faith or manifest error, the determination of net asset value of the Fund is conclusive and binding on all Investors. Prospective Investors should be aware that situations involving uncertainties as to the value of portfolio positions could have an adverse effect on the Fund's net asset value if the judgments of  the Board of Directors, the General Partner, the Adviser, or investment advisers to the Investment Funds should prove incorrect. Managers to the Investment Funds only provide determinations of the net asset value of Investment Funds on a weekly or monthly basis, in which event it will not be possible to determine the net asset value of the Fund more frequently.

Illiquidity of Holdings
The Fund invests substantially all of its available capital in securities of the Investment Funds.  These investments are generally restricted securities that are subject to substantial holding periods or are not traded in public markets at all, so that the Fund may not be able to resell some of its securities holdings for extended periods.

How to Purchase Interests
Interests will be offered at an offering price  based upon net asset value calculated as of the close of business on the date of purchase to a limited number of  “Accredited Investors” as such term is defined in Regulation D under the Securities Act.  Unless waived by the Fund, investors must subscribe for Interests in an amount that equals or exceeds $10,000,000.  Additional subscriptions for Interests will be subject to a minimum investment amount of $1,000,000.  The Fund’s closings are expected to occur on the first business day of each month.  The Fund may accept or reject any subscription in whole or in part.  The Fund is newly registered under the 1940 Act as of August 24, 2010.

Subscription materials for initial investments must be received in proper form by the Administrator at least five (5) Business Days prior to the relevant investment date and subsequent investment requests must be received in proper form by the Administrator at least four (4) Business Days prior to the relevant investment date.  Payment must be delivered either by check (ten (10) business days in advance) or wire (four (4) business days in advance) according to instructions provided by the General Partner.  See “HOW TO PURCHASE INTERESTS.”

The term “Business Day” refers to any day, excluding Saturdays or Sundays, when the New York Stock Exchange is open for unrestricted trading.

The Offering	The term “Offering” refers to the offer and sale of Interests in the Fund.
Minimum Investment Amounts
The minimum initial contribution to the Fund by each investor is U.S. $10,000,000 and the minimum additional contribution is U.S. $1,000,000, subject to the sole and absolute discretion of the General Partner to reduce such amounts.

Capital Accounts
A capital account (the “Capital Account”) will be established with respect to each Partner in the Fund (including the General Partner, the opening value of which will be the Partner’s initial capital contribution to the Fund.  Adjustments are then made to the Capital Accounts to account for gains, losses, withdrawals, additional contributions and other such items.

Capital accounts of Limited Partners are adjusted as of the close of business on the last day of each Accounting Period.  An investment percentage will be determined for each Limited Partner as of the start of each Accounting Period by dividing the balance of the Limited Partner's capital account as of the commencement of the period by the sum of the balances of all capital accounts of all Limited Partners as of that date.

Calculation of Net Asset Value
The Administrator will calculate the net asset value as of the close of business of the New York Stock Exchange, (generally 4:00 p.m. Eastern Standard Time) on the last business day of each Accounting Period, unless the calculation of the net asset value has been suspended.  The Fund will value interests in the Investment Funds at fair value, which ordinarily will be the value determined by their respective investment managers in accordance with procedures established by the Board of Directors.

The net asset value for the Fund is comprised of the net asset value of the Investment Funds in which the Fund invests, less the expenses and liabilities of the Fund, and other assets in which the Fund invests.  Special situations affecting the calculation of net asset value may arise from time to time.  You should be aware that, generally, the Fund, the Adviser, and the Administrator will not be able to examine or verify the valuations provided by the Investment Funds.  Absent bad faith or manifest error, the determination of net asset value of the Fund is conclusive and binding on all Members.

The Fund’s net asset value per Interest is based on the net asset value of the Fund and is determined by dividing the net asset value of the Fund by the number of Interests outstanding.  Except as otherwise provided, the net asset value per Interest will be determined by the Administrator and published or made available at the office of the Fund at the end of each Allocation Period based on the price availability of the underlying investments, subject to reasonable delays (i.e., delays the Fund may encounter in receiving the net asset value of the Investment Funds).

Allocation of Gains and Losses and Management Fees
At the end of each Accounting Period of the Fund, (i) the aggregate amount of any and all Management Fees payable during such Accounting Period with respect to each Partner will be charged to such Partner’s Capital Account, and (ii) any Net Capital Appreciation or Net Capital Depreciation (as each term is defined herein) will be allocated to all Partners (including the General Partner) in proportion to their respective Partnership Percentages (as defined in the Partnership Agreement) for such Accounting Period. For a description of Net Capital Appreciation, Net Capital Depreciation, and Partnership Percentages, see “CAPITAL ACCOUNTS, ALLOCATIONS, NET ASSET VALUATION – Capital Accounts.”

Distributions and Reinvestment
The Fund does not anticipate that any distributions, other than the proceeds of withdrawals will be paid to Limited Partners out of the Fund’s current earnings and profits, but, rather, that such income will be reinvested.  A Limited Partner may therefore be allocated income and gains taxable for federal, state and local income tax purposes and not receive any cash distributions to pay any resulting taxes.  The General Partner reserves the right to change such policy in its sole and absolute discretion.

Certain Fees and Expenses
Management Fee. The Adviser receives an annual management fee (the “Management Fee”) that is equal to one percent (1.00%) of the Net Asset Value attributable to the Capital Account of each Limited Partner during the relevant calendar year.  The Management Fee will be calculated and accrued monthly, and paid quarterly, in arrears, as of the close of trading on the last Business Day of each calendar quarter for its management services.  The Management Fee will be prorated based upon a Limited Partner’s actual period of ownership of its Interest.  Payment of the Management Fee is due as of the last Business Day of each calendar quarter and is payable by the Fund within ten (10) days thereafter.  The Adviser may, in its discretion, waive all or part of the Management Fee with respect to any Partner.  The Management Fee will be waived with respect to employees of the General Partner and the Adviser.

In addition to the Management Fee charged by the Adviser, each Manager will generally charge an asset-based fee and some or all of the Managers will receive incentive-based allocations.  The asset-based fees of the Managers are expected to range from 0% to 3.5% and the incentive-based allocations of the Managers are expected to range from 10% to 35% of net profits.  See “FEES AND EXPENSES.”

Management fees are paid by the Fund to the Adviser and advisory and incentive-based fees for the Managers are paid by the Investment Funds.  The Fund bears the costs of the custody and valuation of its securities, trading costs, research and due diligence-related expenses, insurance premiums and administrative, legal and accounting fees.  The projected annual operating expenses of the Fund are described below under “FEES AND EXPENSES.”

Administration Fee.  For its administrative duties, the Administrator is entitled to a monthly asset-based administration fee (the “Administration Fee”) which will be in accordance with reasonable and customary administration fees.

Organizational Expenses.  The General Partner is entitled to reimbursement from the Fund for any and all amounts expended by it on behalf of the Fund in connection with the Fund’s organization.  Such organizational costs and expenses will be treated in accordance with the U.S. Generally Accepted Accounting Principles (“GAAP”), although the General Partner may elect to modify its treatment of costs and expenses in accordance with the needs of the Fund.

Ongoing Costs.  The Fund will be responsible for all ongoing costs and expenses associated with its administration and operation.  Such costs may include but will not be limited to the Management Fee, compensation and fees payable to the Managers and Investment Funds, fees, including interest, owed in respect of borrowed monies, custodian fees and expenses, escrow fees, research and due diligence-related expenses, insurance premiums, taxes and governmental fees, investment related travel expenses, printing costs and all accounting (as well as audit and tax related) and legal fees in relation to the affairs of the Fund.

x

The General Partner, the Adviser, and any affiliates retained by them will be reimbursed for certain out-of-pocket expenses incurred on behalf of the Fund.  Such reimbursable expenses will not include any expense attributable to their provision of office personnel and space required for the performance of their services.  See “FEES AND EXPENSES.”

Lock Up Period, Redemptions, and Repurchases of Interests
Minimum One-Year “Lock Up” Period.  Except as provided below, each Limited Partner’s initial investment in the Fund is subject to a minimum of a one-year “lock up” period during which time the Limited Partner will not be able to participate in any repurchase of Interests by the Fund or otherwise transfer his or her units.  For example, if a Limited Partner initially purchased Interests on September 1, 2010, the Limited Partner would be eligible to participate, should the Board of Directors determine that the Fund will offer to repurchase Interests, in any repurchase offering commenced after September 1, 2011.  Consequently, investors will not be able to liquidate their investments during the “lock up” time period.  This one-year “lock up” restriction does not apply to investments in the Fund by Persimmon Growth Partners Investor Fund.  In computing the one-year “lock-up” period, an investor who was a Partner in the Fund immediately prior to the events set forth in the Plan of Reorganization dated as of June 5, 2010 will have the period of time such investor was a Partner in the Fund immediately prior to the transactions set forth in the Plan of Reorganization count toward satisfying the one-year period.

No Right of Redemption.  No Limited Partner or other person holding an Interest has the right to require the Fund to redeem that Interest or portion thereof.  There is no public market for Interests, and none is expected to develop.  Consequently, investors may not be able to liquidate their investment other than as a result of repurchases of Interests by the Fund, as described herein.

Repurchases of Interests.  The Board of Directors may, from time to time and in their sole discretion, cause the Fund to repurchase Interests from Limited Partners pursuant to written tenders by Limited Partners at times and on terms and conditions as they establish.  In determining whether the Fund should offer to repurchase Interests, the Board of Directors will consider the recommendation of the General Partner.  The General Partner generally recommends to the Board of Directors that the Fund offer to repurchase Interests from Limited Partners four times each year.

The General Partner has the right to require a compulsory withdrawal of all or part of a Limited Partner’s Capital Account and concomitant repurchase of its Interest in the Fund, for any or for no reason.

The General Partner and its principals and employees may make withdrawals from their Capital Accounts at any time without notice to the Limited Partners.  Additionally, the General Partner may withdraw as the Fund’s general partner upon thirty (30) days’ prior written notice to the Limited Partners.

For additional rights, terms, conditions and requirements regarding withdrawals, see “LOCK UP PERIOD, REDEMPTIONS, REPURCHASES OF INTERESTS, AND TRANSFERS OF INTERESTS” and the Partnership Agreement.

Transfers of Interests	No transfers may be made other than with the consent of the General Partner, which consent may be withheld by the General Partner in its sole and absolute discretion.
Certain Risk Factors	Prospective investors should carefully consider the risks described in this Memorandum. SEE “CERTAIN RISK FACTORS”.
Certain Risk Factors; Potential Conflicts of Interest
Investment in the Fund is speculative and involves a high degree of risk.  Past performance of the Fund, the Adviser, the Managers or any Investment Funds managed by such persons is no guarantee of the future performance of the Fund or any such party.  There is no assurance that the Fund will be profitable.  An investment in the Fund shall be viewed only as part of an overall investment program.  No assurance can be given that the Fund’s objectives will be achieved.  The Fund’s performance depends upon the performance of the Managers and their Investment Funds and the Adviser’s ability to select Managers and their Investment Funds and effectively allocate and reallocate the Fund’s assets among them.  The risks of an investment in the Fund include, but are not limited to, the speculative nature of the Managers’ strategies and the charges that the Fund will incur regardless of whether any profits are earned. See “CERTAIN RISK FACTORS”.  The General Partner and/or Adviser may directly or indirectly manage the assets of other funds that in some respects compete with the Fund for certain investments.  The Fund is also subject to certain conflicts of interest.  See “POTENTIAL CONFLICTS OF INTEREST.”

Certain Regulatory Matters; Amendments to the Partnership Agreement
The Partnership Agreement may be amended by the General Partner without further notice to the Limited Partners, without limitation, (i) if the General Partner registers as an investment adviser with the Securities Exchange Commission, or (ii) such amendment is necessary to comply with changes in the Delaware Revised Uniform Limited Partnership Act or federal or state tax provisions.  See the Partnership Agreement for additional amendment provisions.

Voting Rights
Each Limited Partner has the right to cast a number of votes based on the value of the Limited Partner’s respective capital account at a meeting of Limited Partners called by the Board of Directors or by Limited Partners holding 25% or more of the total number of votes eligible to be cast. Limited Partners  are entitled to vote on any matter on which shareholders of a registered investment company organized as a corporation would normally be entitled to vote, including election of  Directors, approval of the Investment Management Agreement, and approval of the Fund’s auditors, and on certain other matters.  Except for the exercise of their voting privileges, Limited Partners in their capacity as such are not entitled to participate in the management or control of the Fund’s business, and may not act for or bind the Fund.

Fiscal Year	The Fund’s fiscal year will end on March 31 of each year.
Functional Currency	The Fund’s functional currency (i.e., the currency in which it maintains its books and records and its financial statements) is the U.S. dollar.
Certain Tax Considerations and Delayed Tax Reporting
A prospective investor is responsible for, and should consider carefully, all of the potential tax consequences of an investment in the Interests and should consult with its tax advisor before subscribing for the Interests. Tax-exempt entities, including those governed by ERISA, that invest in the Fund may be exposed to unrelated business taxable income, notwithstanding their otherwise tax-exempt status, depending upon the Fund’s use of margin or other leverage.  For the Fund to complete its tax reporting requirements and to provide an audited annual report to Limited Partners, it must receive information on a timely basis from the Investment Funds.  An Investment Fund’s delay in providing this information could delay the Fund's preparation of tax information for Limited Partners, which might require them to seek extensions of the deadline to file their tax returns, or could delay the preparation of the Fund's annual report.  For a discussion of certain income tax consequences of this investment, see “TAX CONSIDERATIONS”.

Certain ERISA Considerations
Investors subject to the Employee Retirement Income Security Act of 1974, as amended (“ERISA”) and other tax-qualified plans, including individual retirement accounts (“IRAs”), Keogh plans and other plans subject to the Code’s prohibited transaction rules may purchase Interests in the Fund. In some cases, the investment manager of an investment fund in which ERISA plans and other tax-qualified plans invest may be or become a fiduciary under ERISA with respect to such ERISA plans because the investment manager is treated as actively managing both the investment fund and the assets of the ERISA plan investor.  However, the investment manager of the investment fund is not treated as a fiduciary under ERISA if the investment fund is an investment company registered under the Investment Company Act.  Because the Fund is registered as an investment company under the Investment Company Act, the underlying assets of the Fund will not be considered “plan assets” of any plan investing in the Fund for purposes of ERISA’s fiduciary duties or the prohibited transaction provisions under either the Code or ERISA.  Accordingly, the General Partner, the Adviser, and their affiliates will not be fiduciaries with respect to the plans investing in the Fund based solely on the Adviser’s management of the Fund’s assets.  Nevertheless, investment in the Fund by an ERISA plan or a tax-qualified plan requires special consideration. Trustees, administrators, investment managers and any other fiduciaries of such entities are specifically responsible for the initial and ongoing decisions to invest in the Fund and for the avoidance of any prohibited transaction with respect to the particular employer benefit plan investor.  See “CERTAIN ERISA CONSIDERATIONS”.

EACH PROSPECTIVE INVESTOR THAT IS SUBJECT TO ERISA AND/OR SECTION 4975 OF THE CODE IS ADVISED TO CONSULT WITH ITS OWN LEGAL, TAX AND ERISA ADVISORS AS TO THE CONSEQUENCES OF AN INVESTMENT IN THE FUND.
Privacy Notice
Any and all nonpublic personal information received by the Fund, General Partner and the Adviser with respect to the Limited Partners who are natural persons, including the information provided to the Fund by a Limited Partner in the subscription documents, will not be shared with nonaffiliated third parties which are not service providers to the Fund, the General Partner and/or the Adviser without prior consent from such Limited Partners.  Such service providers may include but are not limited to the Administrator, auditors, tax advisors and the legal advisors of the Fund.  Additionally, the Fund, the General Partner and/or the Adviser may disclose such nonpublic personal information as required by law.

DIRECTORY

General Partner	Persimmon GP, LLC 1777 Sentry Parkway West Gwynedd Hall, Suite 102 Blue Bell, PA 19422	Telephone: (877) 502-6840 Telecopier: (484) 572-0503
Adviser	Persimmon Capital Management, LP 1777 Sentry Parkway West Gwynedd Hall, Suite 102 Blue Bell, PA 19422	Telephone: (877) 502-6840 Telecopier: (484) 572-0503
Principal Offices of the Partnership	Persimmon Growth Partners Fund, L.P. c/o Persimmon GP, LLC 1777 Sentry Parkway West Gwynedd Hall, Suite 102 Blue Bell, PA 19422	Telephone: (877) 502-6840 Telecopier: (484) 572-0503
Auditors	McGladrey& Pullen, LLP One South Wacker Drive, Suite 800 Chicago, IL 60606-3392	Telephone: (312) 634-4524 Telecopier: (312) 634-5517
Administrator	JD Clark & Company 2225 Washington Boulevard Suite 300 Ogden, Utah 84401-1409	Telephone: (801) 737-4000 Telecopier: (801) 737-8080
Custodian	Royal Bank of Canada, New York RBC Capital Markets Corporation One Liberty Plaza 165 Broadway, Fourth Floor New York, NY 10006-1404	Telephone: (212) 858-6021 Telecopier: (212) 858-6010
Escrow Agent	UMB Bank, N.A. 1010 Grand Boulevard, Fourth Floor Kansas City, MO 64106	Telephone: (816) 860-3010 Telecopier: (816) 860-3029
Legal Advisors	Cipperman & Company, LLC 500 East Swedesford Road, Suite 104 Wayne, PA 19087	Telephone: (610) 687-5320 Telecopier: (610) 819-0034

FEES AND EXPENSES

Operating expenses of the Fund are paid by the Fund, and therefore, indirectly by its Members. The Fund incurs annual operating expenses that include, but are not limited to, the following expenses:

•
all costs and expenses directly related to portfolio transactions and positions for the Fund’s account, including, but not limited to, brokerage commissions, research fees, interest and commitment fees on loans and debit balances, borrowing charges on securities sold short, dividends on securities sold short but not yet purchased, custodial fees, member servicing fees, margin fees, transfer taxes and premiums and taxes withheld on foreign dividends;

•	all costs and expenses associated with the registration of the Fund, certain offering costs and the costs of compliance with any applicable federal or state laws;

•
the costs and expenses of holding any meetings of any investors that are regularly scheduled, permitted or required to be held under the terms of the Fund’s Limited Partnership Agreement (“Partnership Agreement”) or other applicable law;

•	fees and disbursements of attorneys, accountants, auditors and other consultants and professionals engaged on behalf of the Fund;

•	the fees of custodians, escrow agents and other persons providing administrative services to the Fund;

•	the costs of a fidelity bond and any liability insurance obtained on behalf of the Fund or the Adviser;

•	all costs and expenses of preparing, setting in type, printing and distributing reports, repurchase notices, and other communications to Members;
•
all expenses of computing the Fund’s net asset value, including any equipment or services obtained for the purpose of valuing the Fund’s investment portfolio, including appraisals and valuation services provided by third parties;

•	all charges for equipment or services used for communications between the Fund and any custodian, or other agent engaged by the Fund; and

•	such other types of expenses as may be approved from time to time by the Adviser.

 In certain cases, the Adviser may pay some of the above expenses and is subsequently reimbursed by the Fund.

 The following table illustrates the expenses and fees that the Fund expects to incur and that Limited Partners can expect to bear.

 The Fund is a “fund of hedge funds”.  As such, like all hedge fund investors, the Fund bears a pro-rata share of the fees and expenses, including performance-based compensation, of hedge fund vehicles in which it invests.  The caption “Underlying Investment Fund Fees and Expenses” in the table below sets forth the Fund’s pro-rata share of these indirect expenses; these indirect expenses are also reflected in the example following the table.

The Underlying Investment Funds Fees and Expenses are not collected by or paid to the Adviser or to the Fund.  The Underlying Investment Funds Fees and Expenses are paid to, assessed and collected by the managers of those underlying Investment Funds in which the Fund invests and are common to all hedge fund investors.

Annual Expenses (as a percentage of net assets attributable to Interests)

Management Fee (1)	1.00%

Other Expenses	0.43%

Underlying Investment Fund Fees and Expenses (2) (3)	6.53%

Total Annual Expenses (4)	7.96%

(1)	The Adviser receives an annual fee equal to 1.00% of the Fund’s net assets. The Adviser’s fee is calculated and accrued monthly, and paid out to the Adviser on a quarterly basis in arrears.

(2)
The figure shown is the Fund’s pro-rata share of the fees and expenses of the underlying Investment Funds in which the Fund invested during its most recent fiscal year. This figure is based on the level of assets that were invested in each of the underlying Investment Funds as well as on the fees and expenses, including payments of incentive or performance fees (“Performance Compensation”) experienced by each underlying Investment Fund during its most recent fiscal year.  It should be noted that such historic fees (including Performance Compensation) may fluctuate over time and may be substantially higher or lower with respect to future periods.  Performance Compensation payable to the managers of the underlying Investment Funds typically ranges from 0% to 3.5% (annualized) of the average net asset value of the hedge fund involved and may include incentive allocations or fees ranging from 10% to 35% of an underlying Investment Fund’s net profits.  The underlying Investment Funds’ fees and expenses are not collected by or paid to the Adviser or the Fund.  The underlying Investment Funds’ fees and expenses are paid to, assessed and collected by the investment managers of those underlying Investment Funds in which the Fund invests and are common to all hedge fund investors.

(3)
It should be noted that a portion of this figure shown above is attributable to interest expenses incurred by the underlying Investment Funds as a result of their taking on leverage in the course of executing their various trading strategies.

(4)	The Fund commenced operations on January 1, 2004. The Fund registered under the Investment Company Act on August 24, 2010.

The purpose of the tables above and the example below is to assist you in understanding the various costs and expenses you would bear directly or indirectly as a Limited Partner of the Fund.

EXAMPLE:

You would pay the following fees and expenses (including a Management Fee) on a $1,000 investment:

1 YEAR	$83.58

3 YEARS	$242.41

5 YEARS	$390.76

10 YEARS	$720.17

The dollar amounts could be higher or lower as a result of the underlying Investment Funds Fees and Expenses.  The foregoing example is based upon the expenses set forth above and should not be considered a representation of future expenses.

Fees and Expenses of the Adviser

The Adviser receives an annual management fee (the “Management Fee”) that is equal to one percent (1.00%) of the Net Asset Value attributable to the Capital Account of each Limited Partner during the relevant calendar year. The Management Fee will be calculated and accrued monthly, and paid quarterly, in arrears, as of the close of trading on the last Business Day of each calendar quarter for its management services.  The Management Fee will be prorated based upon a Limited Partner’s actual period of ownership of its Interest.  Payment of the Management Fee is due as of the last Business Day of each calendar quarter and is payable by the Fund within ten (10) days thereafter.  The Adviser may, in its discretion, waive all or part of the Management Fee with respect to any Partner.  The Management Fee will be waived with respect to employees of the General Partner and the Adviser.

In addition to the Management Fee charged by the Adviser, each Manager will generally charge an asset-based fee and some or all of the Managers will receive incentive-based allocations. The asset-based fees of the Managers are expected to range from 0% to 3.5% and the incentive-based allocations of the Managers are expected to range from 10% to 35% of net profits.

Management fees are paid by the Fund to the Adviser and advisory and incentive based fees are paid by the Fund to the Managers directly or, if the Fund invests in an Investment Fund for which a Manager serves as an investment adviser, then such fees shall be paid by the Investment Funds. The Fund bears the costs of the custody and valuation of its securities, trading costs, research and due diligence-related expenses, insurance premiums and administrative, legal and accounting fees. The projected annual operating expenses of the Fund are described below under “FEES AND EXPENSES – Organizational, Operating and Other Costs.”

Fees and Expenses of the Administrator

Administrative fees will be paid by the Fund to the Administrator on a monthly basis calculated based upon its normal and customary schedule of charges.  The Fund will also reimburse the Administrator for certain of its expenses.

Organizational, Operating, and Other Costs

The General Partner, the Adviser, and any affiliates retained by them are entitled to reimbursement from the Fund for any and all amounts expended on behalf of the Fund in connection with the Fund’s organization. Such organizational costs and expenses will be treated in accordance with the U.S. Generally Accepted Accounting Principles (“GAAP”), although the General Partner may elect to modify its treatment of costs and expenses in accordance with the needs of the Fund, including, without limitation, the amortization of organizational costs and expenses over a period of sixty (60) months. In such case, a GAAP exception may be taken. Reimbursement expenses will not include any expense attributable to their provision of office personnel and space required for the performance of their services.

The Fund is responsible for the payment of its expenses, which may include, but are not limited to: (i) the Management Fee; (ii) compensation payable to the Managers; (iii) fees owed in respect of borrowed monies; (iv) expenses of organizing and liquidating the Fund; (v) expenses of preparing and filing reports and other documents with governmental and regulatory agencies; (vi) costs incurred in connection with the issuance, sale or repurchase of the Fund’s Interests; (vii) the costs and expenses (including travel and travel-related expenses) of hosting meetings for the Partners of the Fund or otherwise holding meetings or conferences with Partners of the Fund, whether individually or in a group; (viii) taxes (including any income or franchise taxes) and governmental fees; (ix) costs of any liability, uncollectible items of deposit and other insurance and fidelity bonds; (x) any costs, expenses or losses arising out of a liability of, or claim for, damages or other relief asserted against the Fund for violation of any law; (xi) legal, accounting and auditing expenses; (xii) custodial fees and expenses, (xiii) research and due diligence-related expenses, (xiv) insurance premiums, (xv) charges of transfer agents, pricing agents and other agents; (xvi) expenses of disbursing distributions; (xvii) communications expenses with respect to investor services and of preparing, printing and mailing offering documents, updates and any reports to Limited Partners; (xviii) costs and expenses of participation in trade associations, telecommunications costs and expenses; (xix) compensation of the officers and employees of the Fund and costs and expenses of other personnel performing services for the Fund; and (xx) any extraordinary expenses.

THE FUND

The Fund is a Delaware limited partnership formed on or about December 11, 2003.  The Fund is registered under the Investment Company Act of 1940, as amended (the “Investment Company Act”), as a non-diversified, closed-end management investment company.  Its Interests are not registered under the Securities Act of 1933, as amended (the “Securities Act”). The Fund is currently offering limited partnership interests (the “Interests”) in the Fund through a private placement which will be offered to a limited number of accredited investors (the “Investors”).  Investors admitted to the Fund become limited partners (collectively, the “Limited Partners”) of the Fund.  The Fund is authorized to issue Interests in classes from time to time which may contain financial terms and conditions that differ from other classes then existing.  Currently, the Fund only offers one class of interests.

The Fund’s investment objective and strategy with regard to the Interests are set forth below, and investors are directed to such materials.  The Adviser may, from time to time, refine or change the Fund’s trading method or strategy without prior notice to, or approval by, the Limited Partners.  The information in this Memorandum is qualified in its entirety by the Fund’s Partnership Agreement, as it may be further amended and/or supplemented from time to time.

INVESTMENT OBJECTIVE, INVESTMENT APPROACH, AND INVESTMENT RESTRICTIONS

The Fund’s investment objective is to achieve positive consistent annual performance. The Fund is a multi-manager investment vehicle that seeks to achieve high absolute returns by deploying its assets primarily among hedge fund partnerships and other pooled investment vehicles (collectively, the “Investment Funds”) managed by hedge fund investment managers (the “Managers”) that have produced attractive risk-adjusted returns while maintaining a moderate level of correlation to the U.S. equity markets. The investment goal of the Fund is to seek to generate consistent absolute returns while exhibiting volatility in line with the domestic equity markets. The Adviser will allocate the Fund’s assets principally among Managers and their Investment Funds that focus on Long/Short Equity Strategies. The Fund may also allocate assets to Investment Funds that follow different investment strategies that represent other hedge fund investment categories on an opportunistic basis.

Long/Short Equity Strategies combine long investments in undervalued U.S. equity securities with short sales of U.S. equity securities in order to pursue various opportunities in rising and declining markets while seeking to reduce various systematic risks. Certain Investment Funds may specialize in a particular industry, sector or region.

The Adviser will select Investment Funds on the basis of various criteria, generally including, among other things, an analysis of: the Manager’s performance during various time periods and market cycles; the Manager’s overall experience and/or trading expertise; its articulation/implementation of, and adherence to, its investment philosophy; the presence of and adherence to risk management controls and disciplines; interviews of the management team; and the level of personal investment by the Manager in the Investment Fund being considered by the Fund. In addition to these factors, other criteria may be considered. As part of its due diligence process, the Adviser conducts a comprehensive review of the Manager, its investment process and organization, and may conduct interviews with references and industry sources to complete its determination. Once a Manager is selected by the Adviser, the Adviser will continue to monitor the Manager and its Investment Fund.

Investment Restrictions

The Fund has adopted certain fundamental investment restrictions, which cannot be changed without the vote of a majority of the Fund's outstanding voting securities.  Under the Investment Company Act, the vote of a majority of the outstanding voting securities means the vote, at an annual or a special meeting of the security holders of the Fund duly called, of (i) 67% or more of the voting securities present at the meeting, if the holders of more than 50% of the outstanding voting securities of the Fund are present or represented by proxy or of (ii) more than 50% of the outstanding voting securities of the Fund, whichever is less.  The Fund's fundamental investment restrictions are as follows:

(1)           The Fund will not invest more than 15% of the Fund’s net assets in any one Investment Fund.

(2)           The Fund will not invest 25% or more of the value of its total assets in the securities (other than U.S. Government securities) of issuers engaged in any single industry.  This restriction does not apply to the Fund's investments in Investment Funds.

(3)           The Fund will not issue senior securities representing stock, except to the extent permitted by the Investment Company Act.  In addition, the Fund will not issue senior securities representing indebtedness, except that the Fund may borrow money from banks for temporary or emergency purposes or borrow in an amount not to exceed 10% of the Fund’s total assets in connection with repurchases of, or tenders for, Interests.

(4)           The Fund will not underwrite securities of other issuers, except insofar as the Fund may be deemed an underwriter under the Securities Act in connection with the disposition of its portfolio securities.

(5)           The Fund will not make loans of money or securities to other persons, except through purchasing fixed-income securities, lending portfolio securities or entering into repurchase agreements in a manner consistent with the Fund's investment policies.

(6)           The Fund will not purchase or sell commodities or commodity contracts, except, subject to the Adviser’s registration with the CFTC, that it may invest in commodity pools and other entities that purchase and sell commodities and commodity contracts; however, this restriction shall not apply to the Fund to the extent that it may purchase or sell commodities or commodity contracts through Investment Funds.

(7)           The Fund will not purchase or sell real estate or interests therein, except that it may invest in securities of issuers engaged in the real estate industry and may invest in securities secured by real estate or interests therein; however, this restriction shall not apply to the Fund to the extent that it may purchase or sell real estate or interests therein through Investment Funds.

Leverage

The Fund may employ leverage in an amount not to exceed 10% of the total assets of the Fund solely to meet repurchase requests and for cash management purposes.  The Investment Funds may use for investment purposes.

Initially, the Fund intends to obtain credit facilities from a financial institution with a global presence rated in a range between A- and AAA by Standard & Poor's and between A3 and Aaa by Moody’s (the “Financial Institution”), and it is expected that any other similar providers will be financial institutions with a global presence with similar credit ratings.  The Fund may pledge all of its assets to the Financial Institution as collateral for such a credit facility.  In the event that any such credit facility is terminated by the Financial Institution or any other counterparty, the Fund may be required to liquidate investments and may be forced to sell investments at unfavorable prices.  The rights of creditors to the assets of a debtor are prior to those of equity investors.  As a creditor, the Financial Institution would have a first priority claim on any cash and assets held by the Fund, which could reduce or eliminate the liquidity available for investors seeking to redeem from the Fund.  Any fees and expenses incurred in connection with securing and utilizing a credit facility shall be borne by the Fund.

In addition, certain Investment Funds also may be authorized to incur actual or synthetic leverage, which may take the form of trading on margin, derivative instruments that are inherently leveraged, and other forms of direct or indirect borrowings.  These transactions, which have the effect of offering the opportunity for greater returns associated with leverage, along with increased risk, are not included in determining the leverage restriction referred to above.

The Financial Institution has not and will not recommend any Manager or any Investment Fund and has not evaluated whether the Managers or Investment Funds are suitable or appropriate for the Fund in any respect.

The Financial Institution is not obligated to conduct due diligence and analysis of the Managers or Investment Funds.  Nevertheless, the Financial Institution may conduct due diligence and analysis of the Managers or Investment Funds from time to time prior to and during the term of a credit facility.  The Financial Institution shall conduct all such due diligence and analysis solely for its benefit and in connection with the Financial Institution’s risk management requirements.  THE FINANCIAL INSTITUTION WILL NOT CONDUCT ANY DUE DILIGENCE OR ANALYSIS FOR THE BENEFIT OR ON BEHALF OF THE FUND, THE ADVISER OR THE GENERAL PARTNER AND ITS INTERESTS MAY BE ADVERSE TO THOSE OF THE LIMITED PARTNERS.  Neither the Limited Partners, nor the Fund, nor the Advisor, nor the General Partner shall rely for any purpose on any of the Financial Institution’s information, analysis and opinions concerning the Managers or Investment Funds. The Fund, the General Partner and the Adviser are responsible to conduct their own due diligence review of the Managers or Investment Funds to the extent any of them believes necessary or appropriate and the Fund, the General Partner and the Adviser shall not rely, directly or indirectly, on the Financial Institution to conduct such due diligence and analysis.

Limitation on Trading of Commodity Interest Positions

At all times, the Fund will limit its investments in Investment Funds that are commodity pools to within the restrictions set forth in Schedule A of Part 4 of the Commodity Exchange Act, as amended (the “CEA”).

Given the limitations imposed on the Fund’s trading of commodity interest positions, the Fund should not be viewed as a vehicle for trading in the commodity futures or commodity options market.

Distributions and Reinvestment

The Fund does not expect to make any distributions to Limited Partners out of the Fund’s current earnings and profits.  Rather, the Fund will reinvest such income and allocate the same in accordance with the Partnership Agreement.  A Limited Partner may therefore be allocated income and gains taxable for federal, state and local income tax purposes and not receive any cash distributions to pay any resulting taxes. Potential investors should keep this limitation in mind when determining whether or not an investment in the Fund is suitable for their particular purposes.  The Adviser reserves the right to change such policy.

Plan of Distribution and Use of Proceeds; Cash Equivalents

Interests will be offered through private placement to qualified accredited investors.  See “SUITABILITY”.

The net proceeds of this Offering will be invested in accordance with the policies set forth above.  The Fund may hold cash or invest in cash equivalents for short-term investments.

Interests will be offered on a monthly basis.  Therefore, there is no pre-determined termination date of the offering.  Funds received from investors will be placed in an account with the Custodian after the first business day of each month and will be held in an interest-bearing subscription account with the Fund’s Custodian until the next closing.

The Adviser and/or its affiliates may make payments to certain selling or shareholder servicing agents for the Fund (“Servicing Payments”) in connection with the sale and distribution of shares of the Fund or for services to the Fund and its investors. These Servicing Payments, which may be significant, are paid by the Adviser and/or its affiliates out of their respective revenues, which generally come directly or indirectly from fees paid by the Fund.  In return for these Servicing Payments, the Fund may receive certain marketing or servicing advantages that are not generally available to funds that do not make such payments. Such advantages are expected to include, without limitation, placement of the Fund on a list of funds offered as investment options to the selling agent's clients; access to the selling agent’s registered representatives; and/or ability to assist in training and educating the selling agent’s registered representatives.  Selling agents often provide services including, but not limited to, establishing and maintaining accounts and records; answering inquiries regarding purchases, exchanges and redemptions; processing and verifying purchase, redemption and exchange transactions; furnishing account statements and confirmations of transactions; processing and mailing monthly statements, prospectuses, shareholder reports and other SEC-required communications; and providing the types of services that might typically be provided by a fund’s transfer agent.  The payments may create potential conflicts of interests between an investor and a selling agent who is recommending a particular fund over other funds. Before investing, you should consult with your financial consultant and review carefully any disclosure as to what monies are received from advisers and distributors, as well as how your financial consultant is compensated.

The Fund may hold cash or invest in cash equivalents for short-term investments.  Among the cash equivalents in which the Fund may invest are: obligations of the U.S. Government, its agencies or instrumentalities (U.S. Government Securities; U.S. Treasury Bills); commercial paper; and repurchase agreements, money market mutual funds, certificates of deposit and bankers’ acceptances issued by domestic branches of U.S. banks that are members of the Federal Deposit Insurance Corporation.  In the event the Adviser determines that there is not sufficiently good value in any securities suitable for investment of the Fund’s capital, all such capital may be held in cash and cash equivalents.

THE FUND’S BOARD OF DIRECTORS AND ITS PROFESSIONALS

The Board of Directors

Director Qualifications.  Generally, the Fund believes that each Director is competent to serve because of his individual overall merits including: (i) experience, (ii) qualifications, (iii) attributes and (iv) skills.   Mr. Horn has over 27 years of business experience in the investment management industry, holds an MBA degree from the University of Wisconsin, is highly skilled in portfolio and risk management functions as well as possessing a refined understanding of the regulatory framework under which investment companies must operate.   Mr. Rindler has over 44 years of business experience including 25 years in the investment management industry, holds an MBA from the Columbia Business School, was a member of the Board of Directors for GAMCO Investors and is most recently and advisor to this Board.  Mr. Fesnak is the founder and principal of Fesnak & Associates, a boutique accounting and business advisory firm.  He has developed an extensive background in audit, accounting, tax, valuation and financial consulting for many public and middle market companies. He has over twenty years of experience with concentration in the manufacturing, high-tech, service, real estate, wholesale, health care, leasing and broker-dealer industries. His experience included assisting clients in the registration of various debt and equity securities with the Securities and Exchange Commission (SEC) including various SEC filings. Mr. Fesnak holds a BA and MBA from Temple University.  Mr. Maher has over 20 years of experience in investment management, pension administration and business advisory.  He is currently the President and a principal of Valley Forge Financial Group, a firm specializing in providing advisory and administrative services for wealthy families and corporations.  The Fund does not believe any one factor is determinative in assessing a Director's qualifications, but that collective experience of each Director makes them highly qualified.

Board Leadership Structure.  The Fund is led by Mr. Gregory S. Horn, who founded the Adviser in 1998.  Mr. Horn is an interested person by virtue of his indirect interest in the Fund's Adviser.  The Board of Directors is comprised of Mr. Horn and three (3) Independent Directors (i.e. those who are not "interested persons" of the Fund, as defined under the Investment Company Act).  The Fund does not have a “lead independent Director”, but governance guidelines provide that Independent Directors will meet in executive session at each Board meeting.  Under the Fund’s by-laws and governance guidelines, the President is generally responsible for (a) chairing board meetings, (b) setting the agendas for these meetings and (c) providing information to board members in advance of each board meeting and between board meetings.  Generally, the Fund believes it best to have a single leader who is seen by Limited Partners, business partners, and other stakeholders as providing strong leadership.  The Fund believes that its President together with the Audit Committee and the full Board of Directors, provide effective leadership that is in the best interests of the Fund and each Limited Partner.

Board Risk Oversight.  The Board of Directors is comprised of Mr. Horn and three (3) Independent Directors with an Audit Committee with a separate chair.  The Board is responsible for overseeing risk management, and the full Board regularly engages in discussions of risk management and receives compliance reports that inform its oversight of risk management from its Chief Compliance Officer at quarterly meetings and on an ad hoc basis, when and if necessary.  The Audit Committee considers financial and reporting the risk within its area of responsibilities.  Generally, the Board believes that its oversight of material risks is adequately maintained through the compliance-reporting chain where the Chief Compliance Officer is the primary recipient and communicator of such risk-related information.

The Board of Directors of the Fund (“Board of Directors”) has overall responsibility for the management and supervision of the operations of the Fund.  Under the Partnership Agreement, the number of Directors is fixed from time to time by the Board of Directors. The number of directors is currently set at four. In the event of any vacancy in the position of a Director, the remaining Directors may appoint an individual to serve in such capacity, so long as immediately thereafter at least two-thirds (2/3) of the Directors then serving have been elected by the Partners.  The Board of Directors may call a meeting of Partners to fill any vacancy in the position of a Director, and will do so within 60 days after any date on which Directors who were elected by the Partners cease to constitute a majority of the Directors then serving on the Board of Directors.

The Board of Directors has overall responsibility to manage and control the business affairs of the Fund, including the complete and exclusive authority to oversee and to establish policies regarding the management, conduct and operation of the Fund’s business. The Board of Directors exercises the same powers, authority and responsibilities on behalf of the Fund as are customarily exercised by the board of directors of a registered investment company organized as a corporation.  The members (each a “Director”) of the Board of Directors are not required to contribute to the capital of the Fund or hold Interests in the Fund. A majority of the Board of Directors are not “interested persons” (as defined in the Investment Company Act) of the Fund (collectively, the “Independent Directors”) and perform the same functions for the Fund as are customarily exercised by the non-interested directors of a registered investment company organized as a corporation.

The identity of the Directors and brief biographical information regarding each Director is set forth below.  Unless otherwise noted, the business address of each Director is 1777 Sentry Parkway West, Gwynedd Hall, Suite 102, Blue Bell, PA  19422.

Independent Directors

Name	Position(s) Held with Fund	Term of Office and Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Director	Other Directorships held by Director or Nominee
Robert Fesnak	Director	Term: Indefinite Length: Since inception	Principal, Fesnak & Associates	2	Olympus America, Inc. Eagle National Bank
Joseph Rindler, Jr.	Director	Term: Indefinite Length: Since inception	Member of the Board, GAMCO Investors, Inc.	2
Michael J. Maher, Jr.	Director	Term: Indefinite Length: Since inception	President, Valley Forge Financial Group	2

Interested Director

Name, (Age) and Address	Position(s) Held with Fund	Term of Office and Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Director	Other Directorships held by Director or Nominee
Gregory S. Horn	Managing Director and General Partner	Term: Indefinite Length: Since inception	President and Managing Director of Persimmon Capital Management, LP	2	Save More Supermarkets, Inc.

Any vacancy in the position of Director may be filled by the remaining Directors, or, if required by the Investment Company Act, by vote of a plurality of the vote at a meeting of the Limited Partners at which a quorum of Limited Partners is present in person or by proxy.

The Directors serve on the Board of Directors for terms of indefinite duration. A Director’s position in that capacity will terminate if such Director is removed, resigns or is subject to various disabling events such as death or incapacity. A Director may resign upon ninety (90) days’ prior written notice to the other Directors, and may be removed either by vote of two-thirds of the Directors not subject to the removal vote or by vote of the Limited Partners holding not less than two-thirds (2/3) of the total number of votes eligible to be cast by all Limited Partners.

The Partnership Agreement provides that a Director’s responsibilities shall terminate if the Director (i) dies; (ii) is adjudicated incompetent; (iii) voluntarily withdraws as a Director (upon not less than ninety (90) days' prior written notice to the other Directors); (iv) is removed; (v) is certified by a physician to be mentally or physically unable to perform his duties hereunder; (vi) is declared bankrupt by a court with appropriate jurisdiction or files a petition commencing a voluntary case under any bankruptcy law or make an assignment for the benefit of creditors; (vii) has a receiver appointed to administer his property or affairs; or (viii) otherwise ceases to be a Director of the Fund under law. A Director may be removed either by (a) the vote or written consent of at least two-thirds (2/3) of the Directors not subject to the removal vote or (b) the vote or written consent of Limited Partners holding not less than two-thirds (2/3) of the total number of votes eligible to be cast by all Limited Partners.

The Partnership Agreement provides that a Director shall not be liable to the Fund or to any of its Limited Partners for any loss or damage caused by any act or omission in the performance of his or her services under the Partnership Agreement, unless it is determined that such loss is due to an act or omission of the Director constituting willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of the Director's office. Directors are also entitled to be indemnified to the fullest extent permitted by law against all losses, claims, damages, liabilities, costs and expenses, including, but not limited to, amounts paid in satisfaction of judgments, in compromise, or as fines or penalties, and reasonable counsel fees, incurred in connection with the defense or disposition of any action, suit, investigation or other proceeding, whether civil or criminal, before any judicial, arbitral, administrative or legislative body, in which the Director may be or may have been involved as a party or otherwise, or with which the Director may be or may have been threatened, while in office or thereafter, by reason of being or having been a Director of the Fund or the past or present performance of services to the Fund by the Director, except to the extent such loss, claim, damage, liability, cost or expense shall have been finally determined in a decision on the merits in any such action, suit, investigation or other proceeding to have been incurred or suffered by the Director by reason of willful misfeasance, bad faith, gross negligence, or reckless disregard of the duties involved in the conduct of such the Director’s office.  The rights of indemnification and exculpation provided under the Partnership Agreement do not provide for indemnification under federal securities laws that, under certain circumstances, impose liability even on persons that act in good faith, to the extent, but only to the extent, that such indemnification would be in violation of applicable law. Directors may also be entitled to advancement of expenses incurred in legal proceedings provided that the director undertakes to reimburse the Fund if it is ultimately determined that indemnification of such expenses is not authorized under the Partnership Agreement.

Board Standing Committees. The Board of Directors has established the following standing committees:

Audit Committee. The Audit Committee was formed in June, 2010 and is composed of Robert Fesnak, Joseph Rindler, Jr., Michael J. Maher, Jr., the Independent Directors of the Fund. The Audit Committee has adopted a written charter approved by the Board. The Audit Committee’s duties include, among other things, the recommendation of the Fund’s independent auditors, meeting with the independent auditors and discussing their independence and the matters required to be discussed by the Statement on Auditing Standards No. 114 (Communications with Audit Committees) and reviewing the Fund’s annual financial statements with both management and the independent auditors.

As of the date hereof, the Board of Directors has determined that the Board's Audit Committee has an "audit committee financial expert," as the SEC has defined that term.  After  carefully  considering all of the factors involved in the definition of "audit committee  financial  expert," the Board determined  that Robert Fesnak met all five  qualifications  in the  definition.

Fund Interests Owned by Board Members.  The following table shows the dollar amount range of each Director’s “beneficial ownership” of Interests of the Fund as of June 30, 2010.  Dollar amount ranges disclosed are established by the Securities and Exchange Commission. “Beneficial ownership” is determined in accordance with Rule 16a-1(a)(2) under the Securities Exchange Act of 1934 (“1934 Act”).

Independent Directors

Name	Dollar Range of Fund Interests	Aggregate Dollar Range of Interests/Shares in All Registered Investment Companies Overseen by Director in Family of Investment Companies
Robert Fesnak, Joseph Rindler, Jr., and Michael J. Maher, Jr.	$0	$0
	$10,001 - $50,000	$10,001 - $50,000
	Over $100,000	Over $100,000

Interested Director

Name	Dollar Range of Fund Interests	Aggregate Dollar Range of Interests/Shares in All Registered Investment Companies Overseen by Director in Family of Investment Companies
Gregory S. Horn	Over $100,000	Over $100,000

Independent Directors Ownership of Securities

As of June 30, 2010, no Independent Director of the Fund owned securities in the Adviser or in an entity controlling, controlled by or under common control with the Adviser. As of such date, Gregory S. Horn owned a majority of the outstanding securities of the Adviser and of the general partner of the Adviser.

Compensation of the Directors

Independent Directors

Name and Position with Fund	2009 Aggregate Compensation from the Fund	Pension or Retirement Benefits Accrued as Part of Fund Expenses	Estimated Annual Benefits Upon Retirement	Total Compensation from Fund and Fund Complex Paid to Directors 2009
Robert Fesnak, Director	$0	$0	$0	$0
Joseph Rindler, Jr., Director	$0	$0	$0	$0
Michael J. Maher, Jr, Director	$0	$0	$0	$0

Interested Director

Name and Position with Fund	2009 Aggregate Compensation from the Fund(1)	Pension or Retirement Benefits Accrued as Part of Fund Expenses(1)	Estimated Annual Benefits Upon Retirement(1)	Total Compensation from Fund and Fund Complex Paid to Directors 2009(1)
Gregory S. Horn, Director	$0	$0	$0	$0
(1) Mr. Horn is employed by the Adviser and receives compensation in that capacity but does not receive compensation from the Fund for services as a Director.

The Independent Directors receive meeting fees of $1,000.00 per meeting attended in person or $500 in the case of meetings attended by telephone. The Independent Directors do not receive fees for committee meetings. Interested Directors receive no annual or other fees from the Fund. All Directors are reimbursed by the Fund for their reasonable out-of-pocket expenses. The Directors do not receive any pension or retirement benefits from the Fund.

Fund Officers.  Set forth below are the names, dates of birth, position with the Fund, length of term of office, and the principal occupations for the last five (5) years of each of the persons currently serving as Executive Officers of the Fund.  Unless otherwise noted, the business address of each Officer is 1777 Sentry Parkway West, Gwynedd Hall, Suite 102, Blue Bell, PA  19422. None of the Officers receive compensation from the Fund for their services as an Officer in fiscal year 2009.

Name and Date of Birth	Position(s) Held with Fund	Term of Office and Length of Time Served	Principal Occupation(s) During Past 5 Years	Other Directorships Held by Director
Gregory S. Horn, 6/13/59	President	Indefinite term; served since inception	President, Persimmon Capital Management, LP	Save More Supermarkets, Inc.
Jodi DiFilippo, 3/2/76	Secretary	Indefinite term; served since inception	Assistant Vice President, Persimmon Capital Management, LP

The General Partner

Persimmon GP, LLC (the “General Partner”) will serve as the General Partner for the Fund and exercises ultimate authority over the Fund and is responsible for its day-to-day operations.  The address of the General Partner is 1777 Sentry Parkway West, Gwynedd Hall, Suite 102, Blue Bell, PA  19422.

The General Partner has the right to delegate its responsibilities hereunder, including the responsibility of providing certain investment advisory, management, administrative and auditing services, to suitable parties who may be reasonably compensated by the Fund.  The General Partner may also retain such other suitable parties to provide services to the Fund, including, without limitation, legal, consulting and auditing services.  Furthermore, the General Partner may enter into agreements with such parties on behalf of the Fund, which agreements may include provisions for the indemnification and exculpation of such parties by the Fund.  The Partnership Agreement provides for the indemnification of the General Partner with respect to certain expenses incurred by the General Partner in connection with the performance of its duties on behalf of the Fund.

The business operations of the Fund will be conducted by its General Partner.  The General Partner will provide at least sixty (60) days’ advance written notice to all Limited Partners of the intention to amend the investment objective of the Fund, or to change the Fund’s investment strategy or to make changes to the investment policies or limitations that they would consider to materially affect an investment in the Fund.

In addition, the General Partner will perform (or cause to be performed) administrative and investor services for the Fund, including, but not limited to, ordinary accounting services, preparation of the Fund’s annual income tax return and financial statements, preparation of all reports to Limited Partners including the IRS Forms K-1, administration of all Limited Partner Capital Accounts (as defined herein), transfers of Interests and management of overhead functions for the Fund.

The General Partner was formed as a limited liability company pursuant to the Delaware Limited Liability Company Act.

The General Partner is an unregistered commodity pool operator that has filed for an exemption from registration pursuant to Rule 4.13(a)(3) of the CEA.

The personnel at the General Partner with primary responsibility for the supervision of the Fund’s investments and for monitoring the performance of the Managers, as well as the day-to-day operations of the Fund, are members of the General Partner’s Investment Committee (the “Investment Committee”). The members of the Investment Committee are Gregory S. Horn, Todd E. Dawes, and Kevin J. O’Shea.

Gregory S. Horn, President. Mr. Horn founded the Adviser in December of 1998 and serves as the managing director and head of the Investment Committee.  Prior to the formation of the Adviser, Mr. Horn was the CEO and founder Persimmon Research Partners, Inc., an investment research and operations platform firm doing business as ADVISORport, Inc. ADVISORport was formed to provide research on third-party money managers and mutual funds and deliver operational infrastructure to other registered investment advisory firms and large financial services organizations.  The firm was sold to PFPC Worldwide, Inc., a division of PNC Financial in 2003.  Mr. Horn continued to manage the business and remained on the board through 2005.  Prior to ADVISORport, he was the President and co-founder of Ashbridge Investment Management, Inc., where he developed all facets of the investment consulting capacity for a family holding company, where assets under supervision in 1998 reached nearly $1 billion.  Prior to Ashbridge, Mr. Horn was a Vice President of Mellon Bank, heading the Personal and Family division of Mellon Private Capital Management, the high net worth group within Mellon’s Trust Department.  Prior to Mellon, Mr. Horn was employed at Mid-Atlantic Companies where he headed the asset management group.  Previous to Mid-Atlantic Companies, Mr. Horn was a Vice President for the real estate investment banking arm of American Express.  Mr. Horn is a graduate of the University of Wisconsin, where he received a bachelor’s degree and an MBA.

Todd E. Dawes. Mr. Dawes is responsible for due diligence on all hedge fund strategies for PCM.  Additionally, Mr. Dawes conducts manager due diligence on traditional long-only managers.  Mr. Dawes is a voting member of the investment committee and risk management committee.  Prior to joining Persimmon, Mr. Dawes worked at CMS Investment Resources in Philadelphia, providing manager due diligence and statistical research for the Alternative Investments Division.  Mr. Dawes also worked in direct support of the firm’s Market Neutral Hedge Fund.  Prior to CMS, Mr. Dawes was Vice President of Operations for a glazing and architectural metal contractor in Detroit.  He holds a B.S. in Investment Finance from Wayne State University and an MBA in Finance from the University of Notre Dame Graduate School of Business.  Mr. Dawes has successfully passed the Series 65, 66, and 7 exams.

Kevin J. O’Shea. Mr. O’Shea is responsible for due diligence on all hedge fund strategies for PCM.  Mr. O’Shea is a voting member of the investment committee and risk management committee.  Prior to joining Persimmon, Mr. O'Shea was a senior analyst with Radcliffe Capital Management, a convertible bond arbitrage hedge fund.  Prior to joining Radcliffe in 2001, Mr. O’Shea was an investment banker specializing in mergers and acquisitions for Prudential Securities, SG Cowen Securities, and Deutsche Bank Alex. Brown.  Mr. O'Shea graduated magna cum laude from Binghamton University with a B.S. in Accounting.  He passed the CPA exam on his first sitting and worked as an auditor with Price Waterhouse.  He then earned a Juris Doctor degree from the University of Buffalo Law School and passed the New York Bar Examination.  Mr. O'Shea then completed an MBA in Finance from the University of Chicago.  Mr. O'Shea brings a unique blend of academic and professional credentials and experience to the Persimmon team.  His general business education and M&A work give him deep insight into equity investment strategies and his work in fixed income convertible arbitrage gives him tremendous strength in evaluating fixed income and hedging strategies.  His legal education and hedge fund background also provide a tremendous edge in operational and legal due diligence matters.

None of the persons described above will, under law, by contract or otherwise, be obligated to the Fund, the Limited Partners or any other person for any debts, liabilities or obligations of the General Partner, the Fund, or the Limited Partners of the Fund. Their respective assets will not be available to creditors of or claimants of the Fund.

The Adviser

Persimmon Capital Management, LP serves as the adviser of the Fund (the “Adviser”) under an agreement dated August 24, 2010 (the “Investment Advisory Agreement”). The Adviser is a Delaware limited partnership.  The Adviser will manage and invest the Fund’s assets.  The Adviser was formed in 1998 to offer institutional quality objective investment consulting services to families of significant wealth, foundations, endowments and mid-sized institutions.  The address of the Adviser is 1777 Sentry Parkway West, Gwynedd Hall, Suite 102, Blue Bell, PA  19422.

The Adviser is registered as an investment adviser with the Securities and Exchange Commission.  A copy of its Form ADV Part II is available upon request..

The Adviser is also an unregistered commodity trading advisor that has filed for an exemption from registration pursuant to Rule 4.14(a)(8) of the CEA.

The principal executive officers of the Adviser are Gregory S. Horn, Todd E. Dawes, and Kevin J. O’Shea.  For the biographies of Messers. Horn, Dawes, and O’Shea, please see the General Partner above.

The Investment Advisory Agreement.  Pursuant to the terms of the Investment Advisory Agreement, the Adviser has agreed, inter alia, to manage and invest the Fund’s assets.  The Adviser may delegate any or all of its duties pursuant to the Investment Advisory Agreement.

The Investment Advisory Agreement provides that the Adviser shall not be liable to the Fund or its Limited Partners for any error of judgment or for any loss suffered by the Fund or its Limited Partners in connection with its services in the absence of gross negligence, willful default, fraud or dishonesty in the performance or non-performance of its obligations or duties.  The Investment Advisory Agreement contains provisions for the indemnification of the Adviser by the Fund against liabilities to third parties arising in connection with the performance of its services, except under certain circumstances specified as per the Investment Advisory Agreement.  Notwithstanding any of the foregoing to the contrary, the liability provisions of the Investment Advisory Agreement shall not be construed so as to relieve (or attempt to relieve) the Adviser of any liability to the extent (but only to the extent) that such liability may not be waived, modified or limited under applicable law (including liability under U.S. securities laws which, under certain circumstances, impose liability even on persons acting in good faith), but shall be construed so as to effectuate the provisions of the liability provisions to the fullest extent permitted by law.

The Investment Advisory Agreement may be terminated at any time, without the payment of any penalty by vote of a majority of the Directors or by vote of a majority of the outstanding voting Interests of the Fund on not less than thirty (30) days nor more than sixty (60) days written notice to the Adviser, or by the Adviser at any time without the payment of any penalty, on ninety (90) days written notice to the Fund.  The Investment Advisory Agreement will automatically and immediately terminate in the event of its assignment.

The Adviser will devote as much time to the investment activities of the Fund as they shall determine to be necessary for the efficient operation of the Fund.

The Adviser, the General Partner, their respective affiliates, principals and employees may engage or participate in other activities or ventures, whether or not of the same nature as the Fund.  No Partner shall be entitled to any profits that the Adviser, the General Partner, any of their affiliates, principal or employees shall derive from any such activities or ventures.. The Adviser, the General Partner, their affiliates, principals and employees shall not be prohibited from buying or selling securities for their own account, including securities that are the same as those held by the Fund.  As a result of its other activities, the Adviser and the General Partner may have conflicts of interest in allocating time, services and functions among the Fund and other business ventures.  See “CERTAIN RISK FACTORS.”

OTHER ACCOUNTS MANAGED BY ADVISER OR MANAGEMENT TEAM

Gregory S. Horn is also the portfolio manager for the Persimmon Absolute Return Master Fund, LP (the “Absolute Return Fund”) and its related feeder funds; Persimmon Absolute Return Fund, Persimmon Absolute Return QP Fund and Persimmon Absolute Return Offshore Fund, Ltd. (the “Feeder Funds”). The portfolios of the Feeder Funds invest exclusively in the Absolute Return Fund. The assets of the Feeder Funds as of June 30, 2010 were approximately $95 million.

Name of Portfolio Manager	Type of Accounts	# of Accounts Managed	Total Assets (as of June 30, 2010)	# of Accts where advisory fee based on Performance	Total Assets in Accts where Advisory Fees based on Performance
Gregory S. Horn	Registered Investment Companies (RICS):	2	$28.6 million	0	0
	Other Pooled Investment Vehicles:	4	$100 million	0	0
	Other Accounts:	0	$0	0	0

For the fiscal years 2006, 2007, 2008, and 2009 the Absolute Return Fund paid the Adviser $1,729,494, $2,111,114, $2,204,739, and $1,578,652 respectively, under the Investment Advisory Agreement.

Effective August 24, 2010, the Adviser has agreed to cap the fund expenses for investors in Persimmon Growth Partners Investor Fund as described in such fund’s offering documents.

Board Considerations in Approving the Advisory Agreement.  The Investment Advisory Agreement must be specifically approved by the vote of a majority of the Directors who are not parties to the Investment Advisory Agreement or “interested persons” of any party thereto, cast in person at a meeting called for the purpose of voting on such approval. Each year, the Board of Directors will call and hold a meeting to decide whether to renew the Investment Advisory Agreement for the upcoming year. In preparation for the meeting, the Board will request and review a wide variety of information from the Adviser.  The Directors will use this information, as well as information that other Fund service providers may submit to the Board, to help them decide whether to renew the Investment Advisory Agreement for another year.

The Investment Advisory Agreement may be terminated at any time, without the payment of any penalty by vote of a majority of the Directors or by vote of a majority of the outstanding voting Interests of the Fund on not less than thirty (30) days nor more than sixty (60) days written notice to the Adviser, or by the Adviser at any time without the payment of any penalty, on ninety (90) days written notice to the Fund.  The Investment Advisory Agreement will automatically and immediately terminate in the event of its assignment.

At a Board meeting called for such purpose on June 17, 2010, the Independent Directors and the full Board unanimously approved the Investment Advisory Agreement.

In reaching its determination to approve the Investment Advisory Agreement, the Board considered all factors it believed relevant, including (i) the nature, extent, and quality of the services to be provided to the Fund and its members (including the investment performance of the Fund); (ii) the competitiveness of the management fee and total expenses of the Fund; (iii) the total costs of the services to be provided by and the profits to be realized by the Adviser and its affiliates from the relationship with the Fund; (iv) the extent to which economies of scale would be realized as the Fund grows; and (v) whether fee levels reflect these economies of scale, if any, for the benefit of members.

In determining whether to approve the Investment Advisory Agreement for the Fund, the Board ultimately reached a determination that the approval of the Investment Advisory Agreement and the compensation to be received under the Investment Advisory Agreement is consistent with the Adviser’s fiduciary duty under applicable law.

The Board reviewed the Adviser’s Form ADV, the Adviser’s personnel and their qualifications, the Adviser’s personnel, services provided to the Fund and to other clients, and the Fund's performance. The Board considered the Adviser’s investment philosophy and strategy.  The Board also considered the nature and extent of the Adviser’s supervision of third-party service providers and the Adviser’s compliance with the Fund's compliance policies and procedures.

The Board considered the management fee charged to the Fund and total expenses compared to competitive funds. In its review of the Fund's total expenses, the Board considered the management fee as well as other Fund expenses, such as transfer agent fees, pricing and bookkeeping fees, and custodial, legal, and audit fees. Based on its review, the Board concluded that the management fee charged to the Fund was fair and reasonable in light of the services that the Fund receives and the other factors considered.

At the June 17, 2010 meeting Mr. Horn reviewed with the Boards the various materials that had been submitted by the Adviser, including a questionnaire and a PowerPoint presentation.  Mr. Horn provided a detailed description of the fees the Fund would pay as a result of its structure and provided comparative data with similarly situated funds.  A discussion ensued about the expense structure of the Fund.  Mr. Horn noted that the Adviser agreed to cap fund expenses for investors in Persimmon Growth Partners Investor Fund as described in such fund’s offering documents.

At that meeting, the Board discussed the analysis of profitability of the funds provided by the Adviser.  Mr. Horn again referred to the PowerPoint presentation where various graphs and data were presented regarding the expected profitability of the funds to the Adviser.  The Board also discussed the potential for breakpoints once the funds had grown in size to warrant them.  Mr. Horn then reviewed with the Board the pro-forma financial statements of the Adviser.

Mr. Horn then discussed and answered questions about the nature and quality of the services to be provided to the funds by the Adviser.  He referenced the discussion earlier in the meeting regarding the background of the Adviser and the expertise it brings to the funds.  Mr. Horn also reviewed the additional services that the Adviser provides in addition to asset management, including administration, legal and compliance, analytics, shareholder servicing and marketing of the Fund.

Mr. Horn answered questions about the Adviser’s organizational structure.  He discussed the key staff of the Adviser, their biographies and their respective goals with respect to the funds.

The Board reviewed reports from third parties and management about the relevant factors.  The Board did not consider any single factor as controlling in determining whether or not to approve the advisory agreements.

The Board considered the revenues earned and the expenses incurred by the Adviser in conducting the business of developing, marketing, distributing, managing, administering and servicing the Fund and its members. The Board also considered the level of profits, noting that, at current asset levels, the Adviser did not profit from managing the Fund. The Board also reviewed any fall-out benefits related to managing the Fund. The Board also reviewed changes in the Adviser’s third-party marketing arrangements.

In order to develop fully the factual basis for consideration of the Investment Advisory Agreement, the Board requested additional information on several topics, including overall fees, the Fund’s marketing and distribution plans, and revenue sharing arrangements with third-parties.

Based on its evaluation of all of the conclusions noted above, and after considering all material factors, the Board ultimately concluded that the advisory fee structure is fair and reasonable, and that the Investment Advisory Agreement with the Fund should be approved.

The Administrator

Pursuant to an administration agreement (the “Administration Agreement”), the Fund has appointed JD Clark & Company, Inc. (the “Administrator”) to provide administrative services.  The Administrator has responsibility for the overall administration of the Fund and performs or supervises the performance of all services necessary for the Fund’s administration (other than making investment decisions and selecting and monitoring the Investment Funds), including administrative, accounting and Limited Partner services. The Administrator is responsible for, among other things, (i) calculating and maintaining capital account balances of the Partners, (ii) calculating the Fund’s Net Asset Value, maintaining the register of Partners of the Fund and generally performing all actions related to the issuance and transfer of Interests, and (iii) perform all other incidental services necessary to its duties under the Administration Agreement. The Administration Agreement may be terminated without penalty by either party on ninety (90) days’ prior written notice and terminates automatically upon assignment by the Administrator without the General Partners’ prior approval.

See “FEES AND EXPENSES” herein for a description of the fees payable to the Administrator pursuant to the Administration Agreement.

Custodian

Royal Bank of Canada, acting through its Portfolio Services Group (“RBC” or “Custodian”) has been appointed custodian to the Fund.  The Fund will pay to RBC, as custodian, customary asset-based fees, per trade fees, as well as out of pocket expenses.

The Fund may also custody assets with other institutions or hold assets directly.

Escrow Agent

UMB Bank, N.A. (“UMB” or “Escrow Agent”) has been appointed as escrow agent to the Fund.  The Fund will pay to UMB, as escrow agent, customary fees, as well as out of pocket expenses.

CONTROL PERSONS AND PRINCIPAL HOLDERS OF SECURITIES

Control Persons and Principal Holders of Securities

The following table sets forth as of June 30, 2010 the number and percentage of Interests beneficially owned by the Directors and the Executive Officers, individually and as a group, by owners of 5% or more of the Fund’s Interests, and by each person deemed to be a “control person” under the SEC’s rules.

Name and Position	Percentage of Interests beneficially owned	Address
Interested Director
Gregory S. Horn	5.67%	1777 Sentry Parkway West, Gwynedd Hall, Suite 102, Blue Bell, PA 19422
Independent Directors
Robert Fesnak, Director	0%
Joseph Rindler Jr., Director	0%
Michael J. Maher, Jr., Director	0%
Officer(s)
	0%	1777 Sentry Parkway West, Gwynedd Hall, Suite 102, Blue Bell, PA 19422
Beneficial Owners of more than 5% and control persons
Gregory S. Horn	5.67%	1777 Sentry Parkway West, Gwynedd Hall, Suite 102, Blue Bell, PA 19422
Persimmon Growth Partners Investor Fund(1)	94.33%	1777 Sentry Parkway West, Gwynedd Hall, Suite 102, Blue Bell, PA 19422

(1)  feeder fund

Interests held by Persimmon Growth Partners Investor Fund are voted pursuant to the direction of the Board of Trustees of those funds and the recommendations of the Adviser. Under the SEC’s rules, Persimmon Growth Partners Investor Fund may be deemed to control the Fund.  As a result, Persimmon Growth Partners Investor Fund may be deemed to have the ability to determine the outcome of matters submitted to a vote of Limited Partners, including the election of Directors.  The Board of Trustees of Persimmon Growth Partners Investor Fund consists of the same people as the Board of Directors of the Fund.  With respect to matters submitted to a vote, the Directors of the Fund generally intend to vote the Interests held by Persimmon Growth Partners Investor Fund in the same proportion as the shareholders of Persimmon Growth Partners Investor Fund vote their shares of such fund.

FIDUCIARY RESPONSIBLITIES, EXCULPATION AND INDEMNIFICATION

Investors should be aware that, subject to possible contractual limitations, a general partner is generally accountable to a limited partnership as a fiduciary and must exercise good faith and integrity in handling partnership affairs. Investors who have questions concerning the duties of a general partner should consult with their counsel.

The Partnership Agreement provides that neither the General Partner nor any of its respective shareholders, partners, members, officers, directors, stockholders, employees or other agents (collectively, the “Affiliates”) will be liable to any Limited Partner or the Fund for errors of judgment or for action or inaction, whether or not disclosed, which said party believed in good faith to be in the best interests of the Fund, or for losses due to such errors, action or inaction or to the gross negligence, dishonesty or bad faith of any employee, broker or other agent of the General Partner or the Fund, provided that such employee, broker or agent was selected, engaged or retained (and in the case of the General Partner’s employees, managed) by the General Partner or the Fund with reasonable care

The Partnership Agreement provides that the General Partner and its Affiliates will not be liable to the Limited Partners for the return of any contributions made to the Fund by the Limited Partners thereof. In addition, the General Partner and its Affiliates will not be liable to the Limited Partners or the Fund for, and the Fund will indemnify the General Partner and its Affiliates to the extent of its own assets from, any loss or damage incurred by reason of any act or omission undertaken by the General Partner and its Affiliates on behalf of the Fund in good faith, provided that such conduct does not constitute gross negligence, dishonesty or bad faith of the General Partner’s and its Affiliates’ duties under the Partnership Agreement. The General Partner shall not be responsible or liable for any act, omission, debt or obligation of any service provider of the Fund, such as the Administrator. Limited Partners will have no liability beyond their individual investment in connection with the indemnification obligations to the General Partner and its Affiliates. In view of these provisions and the provisions contained in the Partnership Agreement for indemnification of the General Partner against various liabilities, purchasers of Interests will have a more limited right of action against the General Partner than they would have in the absence of such provisions. To the extent that indemnification provisions purport to include indemnification for liabilities arising under the Securities Act, such indemnification, in the opinion of the U.S. Securities and Exchange Commission, is contrary to public policy, and, therefore, unenforceable.

The Administration Agreement provides that the Administrator shall not be liable to the Fund or its Partners for any act or omission performed or omitted by it in the course of, or in connection with, its rendering of services in the absence of willful or reckless misconduct, bad faith or gross negligence. The Administration Agreement contains provisions for the indemnification of the Administrator by the Fund against liabilities to third parties arising in connection with the performance of its services, except under certain circumstances as set forth in the Administration Agreement.

SUITABILITY

Investor Suitability Standards

Each purchaser of an Interest must bear the economic risk of its investment for an indefinite period of time (subject to its limited right to withdraw capital from the Fund as more specifically described in the Partnership Agreement) because the Interests have not been registered under the Securities Act of 1933, as amended (the “Securities Act”), as amended, and, therefore, cannot be sold unless they are subsequently registered under the Securities Act or an exemption from such registration is available.  It is not contemplated that any such registration will ever be effected, or that certain exemptions provided by rules promulgated under the Securities Act (such as Rule 144) will be available.  There is no public market for the Interests now, nor is one expected to develop in the future.  The Interests are being offered in reliance upon the exemption provided in Section 4(2) of the Securities Act and Regulation D thereunder.  The Interests have not been registered under the securities laws of any state or other jurisdiction and will not be offered in any state of the United States except pursuant to an exemption from registration.  The Partnership Agreement provides that a Limited Partner may not assign its Interest (except by operation of law), nor substitute another person as a Limited Partner, without the prior consent of the General Partner, which may be withheld for any or no reason.  The foregoing restrictions on transferability must be regarded as substantial, and will be clearly reflected in the Fund records.

Each purchaser of an Interest is required to represent that the Interest is being acquired for its own account, for investment, and not with a view to resale or distribution.  The Interests are suitable investments only for sophisticated investors for whom an investment in the Fund does not constitute a complete investment program and who fully understand, are willing to assume, and who have the financial resources necessary to withstand the risks involved in the Fund’s specialized investment program and to bear the potential loss of their entire investment in the Interests.

Each potential investor must qualify as an “accredited investor” within the meaning of Regulation D under the Securities Act.

An accredited investor is:

1.
Any U.S. bank or any banking institution organized under the laws of any State, territory or the District of Columbia, the business of which is substantially confined to banking and is supervised by the State or Territorial banking commission or similar official agency, any U.S. savings and loan association or other similar institution, whether acting in its individual or fiduciary capacity; any broker or dealer registered pursuant to Section 15 of the Exchange Act; any U.S. insurance company; any investment company registered under the Investment Company Act or a business development company as defined in the Investment Company Act; any Small Business Investment Company licensed by the U.S. Small Business Administration under the Small Business Investment Act of 1958; any plan established and maintained by a state, its political subdivisions, or any agency or instrumentality of a state or its political subdivisions, for the benefit of its employees, if such plan has total assets in excess of $5,000,000; any employee benefit plan within the meaning of the Employee Retirement Income Security Act of 1974, as amended (“ERISA”), if the investment decision is made by a plan fiduciary, as defined in ERISA, which is either a bank, savings and loan association, insurance company, or registered investment adviser, or if the employee benefit plan has total assets in excess of $5,000,000; or, if a self-directed plan, with investment decisions made solely by persons that are accredited investors;

2.	Any “private business development company” as defined in the Investment Advisers Act of 1940, as amended;

3.
Any organization described in Section 501(c)(3) of the Internal Revenue Code of 1986, as amended (the “Code”), corporation, Massachusetts or similar business trust, or partnership, not formed for the specific purpose of acquiring the securities offered, with total capital in excess of $5,000,000;

4.	The General Partner and certain affiliates of the General Partner;

5.	Any natural person whose individual net worth, or joint net worth with that person’s spouse, at the time of his purchase, exceeds $1,000,000;

6.
Any natural person who had an individual income in excess of $200,000 in each of the two most recent years or joint income with that person’s spouse in excess of $300,000 in each of those years and has a reasonable expectation of reaching the same income level in the current year;

7.
Any trust with total assets in excess of $5,000,000, not formed for the specific purpose of acquiring the securities offered, whose purchase is directed by a sophisticated person as described in Regulation D; or

8.	Any entity all of whose equity owners satisfy one or more of such requirements (1) through (7) above.

Stricter State Standards

Residents of certain states may be subject to stricter suitability standards than those stated above and the General Partner may reject the subscription of prospective investors not meeting such standards.

Purchases by Employee Benefit Plans

An ERISA Fiduciary should give appropriate consideration to the facts and circumstances that are relevant to an investment in the Company, and the role it plays in the employee benefit plans’ (the “Plans,” or singularly the “Plan”) investment portfolio.

Investment by a Plan is subject to certain additional considerations because investments of Plans are subject to ERISA, as well as certain restrictions imposed by Section 4975 of the Code.  United States Department of Labor (“DOL”).  See “ERISA CONSIDERATIONS”.

Acceptance of subscriptions on behalf of Plans is in no respect a representation by the Fund or the General Partner that an investment in the Fund meets all relevant legal requirements with respect to investments by any particular Plan or that an investment in the Fund is appropriate for any particular Plan.  The person with investment discretion should consult with his or her attorney as to the propriety of such an investment in light of the circumstances of the particular Plan.

Limited Liquidity for Investors

The Fund is a closed-end investment company designed primarily for long-term investors.  Interests will not be traded on any securities exchange or other market.  With very limited exceptions, Interests are not transferable and liquidity will be provided only through limited repurchase offers.

HOW TO PURCHASE INTERESTS

Monthly Purchases, Minimums and Purchase Price.  Interests will be offered at an offering price  based upon net asset value calculated as of the close of business on the date of purchase to a limited number of “Accredited Investors” as such term is defined in Regulation D under the Securities Act.  Unless waived by the Fund, investors must subscribe for Interests in an amount that equals or exceeds $10,000,000.  Additional subscriptions for Interests will be subject to a minimum investment amount of $1,000,000.  The Fund’s closings are expected to occur on the first business day of each month.  The Fund may accept or reject any subscription in whole or in part.  The Fund is newly registered under the 1940 Act as of August 24, 2010.

Investors may make a capital contribution as of (i.e., immediately preceding) the start of business on the first Business Day of each month on which the NYSE is open for unrestricted trading (a “Monthly Transaction Date”). All written correspondence regarding purchase requests should be sent to:

JD Clark & Company, Inc.
2225 Washington Boulevard
Suite 300
Ogden, Utah 84401-1409

Attention:	Persimmon Growth Partners Fund, L.P. Investor Services

Cash amounts needed to fund an initial subscription or subsequent purchase must be delivered by check or by wire in advance of the Monthly Transaction Date by the deadlines described below under “Payment of Purchase Price.” Subscribers may cancel a purchase request by notifying the General Partner at any time up to 3:00 p.m. on the Business Day immediately preceding any Monthly Transaction Date. Investors may be required to demonstrate their continued eligibility when making additional investments.

The term “Business Day” refers to any day, excluding Saturdays or Sundays, when the New York Stock Exchange is open for unrestricted trading.

The term “Offering” refers to the offer and sale of Interests in the Fund.

Purchase Requests.

Initial Investments. To make an initial capital contribution, the investor must complete, execute and deliver to the Administrator the following at least five (5) Business Days before the relevant Monthly Transaction Date:

(i)
The Signature Page and Power of Attorney accompanying the Subscription Agreement that is included in the Subscription Materials delivered with this Memorandum.  By executing the Signature Page and Power of Attorney, the subscriber agrees to all of the terms of the Subscription Agreement and the Partnership Agreement; and

(ii)	A Confidential Purchaser Questionnaire included with the Subscription Materials.

Subsequent Investments. To make an additional capital contribution, the investor must complete, execute and deliver a Subsequent Purchase/Withdrawal Form at least four (4) Business Days before the relevant Monthly Transaction Date. Copies of Subsequent Purchase/Withdrawal Forms are included with the Subscription Materials delivered with this Memorandum. Additional investment requests must include the name of the investor, the dollar amount of the purchase and a signed representation that there have been no material changes to the answers in the investor’s Confidential Purchaser Questionnaire.

Any amounts received in connection with a subscription for Interests will promptly be placed in an escrow account with the Escrow Agent, as the Fund’s escrow agent, prior to their investment in the Fund.  Funds held in the escrow account may be invested in high quality, short-term investments, and any interest earned on the funds will be paid to the Fund.  On the subscription date, the Escrow Agent will transfer the funds to the Custodian.

Payment of Purchase Price. The investor must either:

(i)	Provide a check to the Administrator at least ten (10) Business Days before the Monthly Transaction Date made payable to the Fund; or

(ii)
Wire Federal Funds by 3:00 P.M. at least four (4) Business Days immediately prior to the Monthly Transaction Date to the escrow account maintained with the Escrow Agent pursuant to the instructions provided by the Administrator.

CAPITAL ACCOUNTS, ALLOCATIONS, NET ASSET VALUATION

Capital Accounts

A capital account (the “Capital Account”) is established for each Partner (including the General Partner), on a class by class basis, and reflects each Partner’s interest in the Fund.  The opening balance of a Partner’s Capital Account is the Partner’s initial contribution. Capital Accounts are further adjusted as provided herein and in accordance with the principles set forth in the Partnership Agreement.

Capital accounts of Limited Partners are adjusted as of the close of business on the last day of each Accounting Period .  An investment percentage will be determined for each Limited Partner as of the start of each Accounting Period by dividing the balance of the Limited Partner's capital account as of the commencement of the period by the sum of the balances of all capital accounts of all Limited Partners as of that date.

Subject to the foregoing, at the end of each accounting period (“Accounting Period”)1 of the Fund, (i) the aggregate amount of any and all Management Fees payable during such Accounting Period with respect to each Partner will be charged to such Partner’s Capital Account, and (ii) any Net Capital Appreciation2 or Net Capital Depreciation3 will be allocated to all Partners (including the General Partner) in proportion to each Partner’s Fund Percentage (as defined in the Partnership Agreement) ..

1
The term “Accounting Period” means the following periods:  the initial Accounting Period will begin upon the initial opening of the Fund and each subsequent Accounting Period will begin immediately after the close of the immediately preceding Accounting Period.  Each Accounting Period will close at the close of business on the first to occur of (i) the date immediately prior to the effective date of the admission of a new Partner and/or an increase in a Partner’s capital contribution; (ii) the effective date of any withdrawal by a Partner, (iii) the date when the Fund dissolves and/or terminates, (iv) the last Business Day of each month, (v) at such other time as may be required by governmental rules and regulations imposed upon the General Partner, the Adviser or the Fund, or (vi) at such other time as the General Partner determines, in its sole and absolute discretion.

2	“Net Capital Appreciation” means, with respect to any Accounting Period, the excess, if any, of the Ending Value over the Beginning Value (as such terms are defined in the Partnership Agreement).

3	“Net Capital Depreciation” means, with respect to any Accounting Period, the excess, if any, of the Beginning Value over the Ending Value (as such terms are defined in the Partnership Agreement).

Net Asset Valuation

The Administrator will calculate the net asset value as of the close of business of the New York Stock Exchange, (generally 4:00 p.m. Eastern Standard Time) on the last business day of each Accounting Period, unless the calculation of the net asset value has been suspended.  The Fund will value interests in the Investment Funds at fair value, which ordinarily will be the value determined by their respective investment managers in accordance with procedures established by the Board of Directors.

The net asset value for the Fund is comprised of the net asset value of the Investment Funds in which the Fund invests, less the expenses and liabilities of the Fund, and other assets in which the Fund invests.  Special situations affecting the calculation of net asset value may arise from time to time.  You should be aware that, generally, the Fund, the Adviser and the Administrator will not be able to examine or verify the valuations provided by the Investment Funds.  Absent bad faith or manifest error, the determination of net asset value of the Fund is conclusive and binding on all Limited Partners.

The Fund’s net asset value per Interest is based on the net asset value of the Fund and is determined by dividing the net asset value of the Fund by the number of Interests outstanding.  Except as otherwise provided, the net asset value per Interest will be determined by the Administrator and published or made available at the office of the Fund at the end of each Allocation Period based on the price availability of the underlying investments, subject to reasonable delays (i.e., delays the Fund may encounter in receiving the net asset value of the Investment Funds).

The Net Asset Value is determined without taking into account any purchases or withdrawals scheduled to occur on the following applicable Monthly Transaction Date or Quarterly Transaction Date.

The assets and liabilities of the Fund will be valued as follows:

(a) The assets of the Fund are valued based on valuations supplied to the Administrator by the Managers or their Investment Funds in accordance with the practices and policies of each such Manager or its Investment Fund.  Such practices and policies may not be consistent.

(b) All other assets and liabilities of the Fund are assigned such values as the Adviser may reasonably determine.

(c) If the Adviser determines that any of the above valuation methodologies of any investments or other property does not fairly represent market value, the Adviser will value such securities or other property as it will reasonably determine and will set forth the basis of such valuation in writing in the records of the Fund.

(d) All values assigned to securities and other assets and liabilities by the Adviser are final and conclusive.  Valuations provided by the Managers for their Investment Funds are not subject to independent review or investigation by the Fund, and the Administrator and the Adviser are entitled to rely on such valuations without independent verification.

(e) All values assigned to Securities and other assets and liabilities by the Adviser shall be final and conclusive as to all of the Partners.

(f) All accrued debts and liabilities, will be deducted from the value of the Fund’s assets in determining the Fund’s Net Asset Value.

Prospective investors should be aware that situations involving uncertainties as to the valuation of portfolio positions could have an adverse effect on this Fund’s net assets, if the judgment of the Adviser regarding appropriate valuations should prove incorrect.

Suspensions. The Adviser may suspend the calculation of the Fund’s Net Asset Value and/or some or all of the Fund’s operations under certain circumstances such as when the determination of the Net Asset Value or conduct of such operations would not be reasonably practicable, or would be materially prejudicial to the Partners or result in a violation of applicable law. For additional rights, terms, conditions and requirements regarding suspensions, see the Partnership Agreement.

LOCK UP PERIOD, REDEMPTIONS, AND REPURCHASES OF INTERESTS

Minimum One-Year “Lock Up” Period.  Each Limited Partner’s initial investment in the Fund is subject to a minimum of a one-year “lock up” period during which time the Limited Partner will not be able to participate in any repurchase of Interests by the Fund or otherwise transfer his or her units.  Consequently, investors will not be able to liquidate their investments during the “lock up” time period.  This one-year “lock up” restriction does not apply to investments in the Fund by Persimmon Growth Partners Investor Fund.  In computing the one-year “lock-up” period, an investor who was a Partner in the Fund immediately prior to the events set forth in the Plan of Reorganization dated as of June 5, 2010 will have the period of time such investor was a Partner in the Fund immediately prior to the transactions set forth in the Plan of Reorganization count toward satisfying the one-year period.

No Right of Redemption.  No Limited Partner or other person holding an Interest has the right to require the Fund to redeem that Interest or portion thereof.  There is no public market for Interests, and none is expected to develop.  Consequently, investors may not be able to liquidate their investment other than as a result of repurchases of Interests by the Fund, as described herein.

Repurchases of Interests.  The Board of Directors may, from time to time and in their sole discretion, cause the Fund to repurchase Interests from Limited Partners pursuant to written tenders by Limited Partners at times and on terms and conditions as they establish.  In determining whether the Fund should offer to repurchase Interests, the Board of Directors will consider the recommendation of the Adviser.  The Adviser generally recommends to the Board of Directors that the Fund offer to repurchase Interests from Limited Partners four times each year.

 In addition to considering the recommendation of the Adviser, the Board of Directors will also consider the following factors, among others, in making a determination to offer to repurchase Interests:

•	whether any Limited Partners have requested to tender Interests or portions thereof to the Fund;

•	the liquidity of the Fund's assets and the investment plans and working capital requirements of the Fund;

•	the relative economies of scale with respect to the size of the Fund;

•	the history of the Fund in repurchasing Interests or portions thereof;

•	the availability of information as to the value of the Fund’s interest in the Investment Funds;

•	the economic condition of the securities markets; and

•	the anticipated tax consequences of any proposed repurchases of Interests or portions thereof.

The Fund will repurchase Interests or portions thereof from Limited Partners pursuant to written tenders on terms and conditions that the Board of Directors determine to be fair to the Fund and to all Limited Partners or persons holding Interests acquired from Limited Partners, or to one or more classes of Limited Partners, as applicable. The value of a Limited Partner's Interest (or the portion thereof) that is being repurchased will be determined based upon the value of the Limited Partner's capital account (or the portion thereof being repurchased) as of the Valuation Date, after giving effect to all allocations that are made as of such date.  When the Board of Directors determines that the Fund shall repurchase Interests or portions thereof, notice will be provided to Limited Partners describing the terms thereof, containing information Limited Partners should consider in deciding whether to participate in the repurchase opportunity and containing information on how to participate.  Limited Partners who are deciding whether to tender their Interests or portions thereof during the period that a repurchase offer is open may ascertain the approximate net asset value of their Interests by contacting the Adviser prior to the date upon which such Limited Partner must decide whether to participate in the repurchase opportunity.  Under the repurchase procedures described therein, Limited Partners will have to decide whether to tender their Interests for repurchase without the benefit of having current information regarding the value of the Interests as of a date proximate to the Valuation Date.  In addition, there will be a substantial period of time between the date as of which Limited Partners must tender their Interests and the date they can expect to receive payment for their Interests from the Fund.

The Fund’s Partnership Agreement provides that the Fund shall be dissolved if the Interests of any Limited Partner that has submitted a written request for the repurchase of all of its Interests by the Fund, in accordance with the terms of the Partnership Agreement, are not repurchased by the Fund within a period of two (2) years of the date of the request.

Repurchases of Interests or portions thereof from Limited Partners by the Fund may be made, in the discretion of the Fund, and may be paid in cash or by the distribution of securities in-kind or partly in cash and partly in-kind.  However, the Fund does not expect to distribute securities in kind except in the unlikely event that making a cash payment would result in a material adverse effect on the Fund or on Limited Partners not tendering Interests for repurchase.  Repurchases will be effective after receipt and acceptance by the Fund of all eligible written tenders of Interests or portions thereof from Limited Partners. Any in-kind distribution of securities may consist of marketable or non-marketable securities (valued in accordance with the Partnership Agreement), which will be distributed to all tendering Limited Partners on a pro rata basis.  The Fund does not impose any charges in connection with repurchases of Interests or portion of Interests.

Due to liquidity restraints associated with the Fund's investments in the Investment Funds and the fact that the Fund may have to effect withdrawals from those funds to pay for Interests being repurchased, the Fund presently expects to employ the following repurchase procedures:

1.           Limited Partners choosing to tender Interests (or portions thereof) for repurchase must do so by the date specified in the notice describing the terms of the offer (the “Expiration Date”) which generally will be sixty (60) days before the date as of which Interests are to be repurchased.  The Interests (or portions thereof) will be valued as of the date on which Interests are to be repurchased (the “Valuation Date”).

2.           The Fund will repurchase tendered Interests on a pro rata basis in the event that Limited Partners tender more than the maximum percentage of Interests offered for repurchase by the Fund or the Fund cannot efficiently liquidate underlying positions in order to repurchase Interests for cash.

3.           Promptly after the Expiration Date, the Fund will give to each Limited Partner whose Interests (or portion thereof) have been accepted for repurchase a promissory note (the “Promissory Note”) entitling the Limited Partner to be paid an amount equal to the value, determined as of the Valuation Date, of the repurchased Interest (or portion thereof).  The determination of the value of Interests as of the Valuation Date is subject to adjustment based upon the results of the next annual audit of the Fund's financial statements.

4.           The Promissory Note, which will be non-interest bearing and non-transferable, is expected to contain terms providing for payment at two separate times. The first payment (the “Initial Payment”) will be in an amount equal to at least 95% of the estimated value of the repurchased Interests (or portion thereof), determined as of the Valuation Date.  The Adviser, in its sole discretion, may determine to waive the 5% holdback and authorize an Initial Payment of 100% of the estimated value of the repurchased Interests.  Any Limited Partner that tenders 90% or more of its Interests will be deemed to have liquidated its investment, and therefore, will receive an Initial Payment for the repurchased Interest determined as of the Valuation Date.  The Initial Payment will be made as of the later of (a) within thirty (30) days after the Valuation Date, or (b) if the Fund has requested withdrawals of its capital from any Investment Funds in order to fund the repurchase of Interests, within ten (10) business days after the Fund has received at least 95% of the aggregate amount withdrawn by the Fund from such Investment Funds.

The second and final payment (the “Contingent Payment”) is expected to be in an amount equal to the excess, if any, of (a) the value of the repurchased Interests (or portion thereof), determined as of the Valuation Date and based upon the results of the annual audit of the Fund's financial statements for the year in which the Valuation Date falls, over (b) the Initial Payment. It is anticipated that the annual audit of the Fund's financial statements will be completed within sixty (60) days after the end of each fiscal year of the Fund and that the Contingent Payment will be made promptly after the completion of the audit. Limited Partners whose interests will be liquidated because they tendered 90% or more of their interests will receive a Contingent Payment.

5.           Although the amounts required to be paid by the Fund under the Promissory Note will generally be paid in cash, the Fund may under certain limited circumstances noted above pay all or a portion of the amounts due by the in-kind distribution of marketable or non-marketable securities.

The foregoing procedures may be amended by the Board of Directors from time to time and will be effective upon notification to the Limited Partners in accordance with the Partnership Agreement.

Repurchases of Interests by the Fund are subject to certain regulatory requirements imposed by the Securities and Exchange Commission (“SEC”) rules.  The Fund believes that the repurchase procedures described above comply with these requirements.  However, if modification of the Fund's repurchase procedures is deemed necessary to comply with regulatory requirements, the Board of Directors will adopt revised procedures designed to provide Limited Partners substantially the same liquidity for Interests as would be available under the procedures described above.

A Limited Partner that tenders Interests will generally have a taxable event when such Interests are repurchased.  Gain, if any, will be recognized by a tendering Limited Partner only as and after the total proceeds received by the Limited Partner exceed the Limited Partner’s adjusted tax basis in the Interests repurchased.  A loss, if any, will be recognized only after the Limited Partner has received full payment under the promissory note that will be given to the Limited Partner prior to the Fund’s payment of the repurchase amount.

Upon its acceptance of tendered Interests for repurchase, the Fund will maintain daily on its books a segregated account consisting of (i) cash, (ii) liquid securities or (iii) interests in Investment Funds that the Fund has requested be withdrawn (or any combination of the foregoing), in an amount equal to the aggregate estimated unpaid dollar amount of the promissory notes issued to Limited Partners tendering Interests.

Payment for repurchased Interests may require the Fund to liquidate portfolio holdings earlier than the Adviser would otherwise liquidate these holdings, potentially resulting in losses, and may increase the Fund's portfolio turnover.  The Adviser intends to take measures (subject to such policies as may be established by the Board of Directors) to attempt to avoid or minimize potential losses and turnover resulting from the repurchase of Interests.

A Limited Partner who tenders for repurchase only a portion of such Limited Partner's Interests will be required to maintain a capital account balance of at least $25,000.  If a Limited Partner tenders an amount that would cause the Limited Partner's capital account balance to fall below the required minimum, the Fund reserves the right to reduce the amount to be purchased from such Limited Partner so that the required minimum balance is maintained.

The Fund may be required to repurchase a Interest or portion thereof of a Limited Partner or any person acquiring a Interest or portion thereof from or through a Limited Partner, and such person may be required to sell a Interest or any portion thereof, in the sole discretion of the Board of Directors, for any reason whatsoever.

In the event that the Adviser or an affiliate holds a Interest in its capacity as a Limited Partner, such Interest or a portion thereof may be tendered for repurchase in connection with any repurchase offer made by the Fund.

The Board of Directors may cancel a repurchase offer or postpone the acceptance of Interests if the Fund would not be able to liquidate portfolio securities in a manner that is orderly and consistent with the Fund’s investment objective and policies in order to purchase Interest tendered pursuant to the Repurchase Offer or the Board of Directors determines that it is not in the best interest of the Fund to purchase Interests pursuant to the Repurchase Offer.

Involuntary Withdrawals. Because only a limited number of beneficial owners are allowed, the General Partner reserves the right to withdraw an investor’s Capital Account when the value of the Capital Account is less than $1,000,000, or for any other reason. If the General Partner contemplates an involuntary withdrawal due to an investor’s Capital Account having a value of less than $1,000,000, the General Partner will generally allow the investor the opportunity to make additional contributions at the next Monthly Transaction Date sufficient to bring the value of its Capital Account to at least $1,000,000 and avoid such involuntary withdrawal. The General Partner may also involuntarily exclude any investor for reasons including the event of their legal incapacity, liquidation or bankruptcy, all as outlined in the Partnership Agreement.

In-Kind Withdrawals. The Fund will satisfy withdrawal requests in cash to the fullest extent feasible, so long as such payments would not, in the opinion of the Adviser, result in the necessity of the Fund selling assets under disadvantageous conditions and to the detriment of the Fund. The Fund is authorized to make payments for withdrawals of its Interests either in cash or in-kind, or partly in cash and partly in-kind. The Fund may agree to satisfy a withdrawal request by delivering the securities held by the Fund to an investor. Any Fund securities paid or distributed in-kind would be valued as described under “CAPITAL ACCOUNTS, ALLOCATIONS, NET ASSET VALUATION – Net Asset Valuation.”  In the event that an in-kind distribution is made, an investor may incur additional expenses, such as the payment of brokerage commissions, on the sale or other disposition of the securities received. In-kind payments need not constitute a cross-section of the Fund.

The General Partner and its principals and employees may make withdrawals from their Capital Accounts at any time without notice to the Limited Partners to the extent permissible under applicable law.

Compulsory Withdrawals and Terminations. The General Partner has the right to require a compulsory withdrawal of all or part of a Limited Partner’s Capital Account and the termination of a Limited Partner’s Interest in the Fund, for any or for no reason.

The General Partner’s Withdrawal.  The General Partner may withdraw as the Fund’s general partner upon thirty (30) days’ notice to the Limited Partners.  Upon such withdrawal as general partner, the General Partner’s remaining interest in the Fund, if any, will automatically be converted to that of a Limited Partner and, in such case, the Limited Partners will elect a new general partner in accordance with the Partnership Agreement.

Suspensions. The General Partner may suspend or limit withdrawals by the Limited Partners under certain circumstances.

*           *           *

For additional rights, terms, conditions and requirements regarding withdrawals and terminations, see the Partnership Agreement.

CERTAIN RISK FACTORS

Prospective investors should give careful consideration to the following risk factors in evaluating the merits and suitability of an investment in the Fund as they relate specifically to Interests or to the Fund in general, as the context requires.  The following does not purport to be a comprehensive summary of all of the risks associated with an investment in the Fund.  Rather, the following are only certain risks to which the Fund is subject and that the General Partner wishes to encourage prospective investors to discuss in detail with their professional advisors.  All risk factors should be read to apply to the Fund and its direct and/or indirect investments, as applicable.

Prospective investors should carefully consider the following risk factors among the other risks described in this Memorandum:

Reliance on Management/Market Risk. All decisions with respect to the Fund’s investment objective and policies and the management of the Fund will be made exclusively by the Adviser. Investors have no right or power to take part in the management or affairs of the Fund or to participate in the Fund’s investment decisions, although they have the right to withdraw Interests and will be provided with written notice and an opportunity to withdraw prior to any material change in the operations of the Fund.

This Fund’s investment success depends on the skill of the Adviser in evaluating, selecting and monitoring the Manager and on the investment management expertise of each Manager of an Investment Fund and its personnel responsible for managing this Fund’s assets. Therefore, the death, incapacity or retirement of any key personnel of the Adviser and/or any Manager may adversely affect investment results. Furthermore, an investment in the Fund is subject to the risk that a Manager and its Investment Fund may not perform as anticipated.  The Managers devote significant time and resources to other investment activities, including operating other investment vehicles and managing other investment accounts.

The Fund is also subject to market risk, which is the risk that all or a majority of the securities in a certain market - the stock market - will decline in value over short or extended periods of time, because of factors such as economic conditions, future expectations or investor confidence. The Fund is also subject to industry and security risk, which is the risk that the value of securities in a particular industry or the value of an individual stock will decline because of changing expectations for the performance of that industry or for the individual company issuing the stock.

Illiquidity of Holdings.  The Fund invests substantially all of its available capital in securities of the Investment Funds.  These investments are generally restricted securities that are subject to substantial holding periods or are not traded in public markets at all, so that the Fund may not be able to resell some of its securities holdings for extended periods.

Fund-of-Funds Concept.  Prospective Limited Partners should carefully consider the effect on the Fund of the Adviser’s strategy of investing all or substantially all of the Fund's assets with selected Investment Funds engaged in Long/Short Equity Strategies.  Two aspects of the Fund-of-Funds investment concept which will affect the success of the Fund are the increased cost and the risk of delegating control of a majority of the Fund’s assets to persons other than the Adviser.  There is no way of predicting how the Managers will make investments or whether they will act in accordance with any disclosure documents or descriptive materials given by them to the Fund. Rather than investing the assets of the Fund directly in securities, the Adviser seeks to invest in the Investment Funds.  This strategy may significantly increase the fees and expenses payable by the Fund since the Managers also charge their own fees and expenses.  The cost of investment advisory and management services relating to investments by the Fund, including investments made by Managers, are paid by the Fund.

As the Fund may use the services of Managers which are starting new investment organizations or have developed a new product or investment arrangement, such Managers will be subject to all the risks incident to the creation of a new business, including the absence of a history of operations.  Without prior operating history it will be difficult to evaluate such Managers’ likely performance.

Asset-Based Fees and Incentive-Based Allocations. Each Manager of an Investment Fund generally will charge the Fund an asset-based fee and some or all of the Managers will receive incentive-based allocations as compensation for the services it renders. The asset-based fees of the Managers are expected to range from 0% to 3.5% and the incentive-based allocations of the Managers are expected to range from 10% to 35% of net profits generated by the Investment Funds on behalf of the Fund. The incentive-based allocation that will be received by a Manager may create an incentive for the Manager to make investments that are riskier or more speculative than those that might have been made in the absence of the incentive-based allocation. In addition, because the incentive-based allocation is calculated on a basis that includes realized and unrealized appreciation of an Investment Fund’s assets, the allocation may be greater than if it were based solely on realized gains.

Long/Short Equity Hedged Strategies. As part of this strategy, certain Investment Funds seek to purchase and sell securities to generate returns and/or to hedge systematic risks. These long and short positions may or may not be related. If the analysis of the Investment Fund’s Manager is incorrect or based on inaccurate information, these investments may result in losses to the Investment Fund.

Hedged Strategies. Certain Investment Funds may engage in a wide range of investment and trading strategies of which several are sometimes referred to as “hedged” strategies, because they use short sales, futures, and other derivatives in an effort to protect assets from losses due to declines in the value of the Investment Fund’s portfolio. However, there can be no assurances that the hedging strategies used by the Managers of these Investment Funds will be successful in avoiding losses, and hedged positions may perform less favorably in generally rising markets than unhedged positions. Furthermore, there can be no assurance that the Managers of these Investment Funds employing hedging strategies will do so with respect to all or any portion of a given Investment Fund’s assets.

Short Sales. Managers of Investment Funds may use short sales for non-hedging purposes in an effort to profit from anticipated declines in prices of securities which in the view of the Manager are overvalued or are likely to be adversely affected by particular trends or events relating to the issuer of those securities, the sector in which the issuer is engaged or the general markets or economy. The Managers also may attempt to limit exposure to a possible market decline in the value of its portfolio securities through short sales of securities that the Manager believes possess volatility characteristics similar to those being hedged. A short sale is the selling of securities that a seller does not own. To effect a short sale, a Manager will borrow a security from a brokerage firm, or other permissible financial intermediary, to make delivery to the buyer. The Manager then is obligated to replace the borrowed security by purchasing it at the market price at the time of replacement. The price at such time may be more or less than the price at which the security was sold by the Manager, which would result in a loss or gain, respectively. A Manager would only profit from such a practice if the Manager could fulfill its obligation to the lender of securities by repaying the lender with securities which the Manager purchased at a price lower than the price the Manager received for the short sales. These techniques can be speculative and, in certain circumstances, may substantially increase the impact of adverse price movements on an Investment Fund’s portfolio. A short sale of a security involves the theoretical risk of an unlimited increase in the market price of the security which could result in an inability to cover the short position and thus a theoretically unlimited loss. There can be no assurance that securities necessary to cover the short position will be available for purchase.

Special Investment Techniques. Managers of Investment Funds may use a variety of special investment techniques, in addition to short selling, to attempt to hedge their investment portfolios against various risks or other factors that generally affect the values of securities and for non-hedging purposes. These techniques may involve the use of derivative transactions. The techniques the Managers may employ may change over time as new instruments and techniques are introduced or as a result of regulatory developments. Certain investment techniques that the Managers may use are speculative and involve a high degree of risk, particularly when used for non-hedging purposes.

Options and Futures. Managers of Investment Funds may invest in options and futures contracts. An option gives the purchaser the right, but not the obligation, upon exercise of the option, either (i) to buy or sell a specific amount of the underlying security at a specific price (the “strike” price or “exercise” price), or (ii) in the case of a stock index option, to receive a specified cash settlement. To purchase an option, the purchaser must pay a “premium,” which consists of a single, nonrefundable payment. Unless the price of the securities interest underlying the option changes and it becomes profitable to exercise or offset the option before it expires, the Manager may lose the entire amount of the premium. The purchaser of an option runs the risk of losing the entire investment. Thus, a Manager may incur significant losses in a relatively short period of time. The ability to trade in or exercise options also may be restricted in the event that trading in the underlying securities interest becomes restricted. Options trading may also be illiquid in the event that a Manager’s assets are invested in contracts with extended expirations. Managers may purchase and write put and call options on specific securities, on stock indexes or on other financial instruments and, to close out its positions in options, may make a closing purchase transaction or closing sale transaction.

The Managers also may invest in so-called “synthetic” options or other derivative instruments written by broker-dealers or other permissible financial intermediaries. Options transactions may be effected on securities exchanges or in the over-the-counter market. When options are purchased over-the-counter, the Manager’s Investment Fund bears the risk that the counterparty that wrote the option will be unable or unwilling to perform its obligations under the option contract. Over-the-counter options purchased and sold by the Manager also may include options on baskets of specific securities.

The Managers may purchase and sell call and put options in respect of specific securities, and may write and sell covered or uncovered call and put options. A covered call option, which is a call option with respect to which a Manager owns the underlying security, that is sold by the Manager exposes the Manager during the term of the option to possible loss of opportunity to realize appreciation in the market price of the underlying security or to possible continued holding of a security that might otherwise have been sold to protect against depreciation in the market price of the security. A covered put option, which is a put option with respect to which a Manager has segregated cash or liquid securities to fulfill the obligation undertaken, that is sold by the Manager exposes the Manager during the term of the option to a decline in price of the underlying security while depriving the Manager of the opportunity to invest the segregated assets.

A Manager may close out a position when writing options by purchasing an option on the same security with the same exercise price and expiration date as the option that it has previously written on such security. The Manager will realize a profit or loss if the amount paid to purchase an option is less or more, as the case may be, than the amount received from the sale thereof. To close out a position as a purchaser of an option, the Manager would ordinarily make a similar “closing sale transaction,” which involves liquidating the Manager’s position by selling the option previously purchased, although the Manager would be entitled to exercise the option should it deem it advantageous to do so.

Derivatives subject the Manager’s Investment Fund to the rules of the CFTC which limit investment in certain derivatives. Some or all of the Managers may invest in futures contracts and currency futures contracts, and options with respect thereto for hedging purposes without limit. However, to comply with CFTC rules, the Managers may not invest in such contracts and options for other purposes if the sum of the amount of initial margin deposits and premiums paid for unexpired options with respect to such contracts, other than for bona fide hedging purposes, exceed five percent (5%) of the liquidation value of the Investment Fund’s assets, after taking into account unrealized profits and unrealized losses on such contracts and options; provided, however, that in the case of an option that is in-the-money at the time of purchase, the in-the-money amount may be excluded in calculating the five percent (5%) limitation. If applicable CFTC rules change, these percentages may change or difference conditions may be applied to the Fund’s use of certain derivatives. The CFTC rules also may place limits on the Fund’s ability to invest in Investment Funds that engage in various transactions in futures and options.

Managers may enter into futures contracts in U.S. domestic markets or on exchanges located outside the United States. Foreign markets may offer advantages such as trading opportunities or arbitrage possibilities not available in the United States. Foreign markets, however, may have greater risk potential than domestic markets. For example, some foreign exchanges are principal markets so that no common clearing facility exists and an investor may look only to the broker for performance of the contract. In addition, any profits a Manager might realize in trading could be eliminated by adverse changes in the exchange rate, or the Investment Fund could incur losses as a result of those changes. Transactions on foreign exchanges may include both commodities which are traded on domestic exchanges and those which are not. Unlike trading on domestic commodity exchanges, trading on foreign commodity exchanges is not regulated by the CFTC.

Engaging in these transactions involves risk of loss to the Fund which could adversely affect the value of this Fund’s net assets. No assurance can be given that a liquid market will exist for any particular futures contract at any particular time. Many futures exchanges and boards of trade limit the amount of fluctuation permitted in futures contract prices during a single trading day. Once the daily limit has been reached in a particular contract, no trades may be made that day at a price beyond that limit or trading may be suspended for specified periods during the trading day. Futures contract prices could move to the limit for several consecutive trading days with little or no trading, thereby preventing prompt liquidation of futures positions and potentially subjecting the Fund to substantial losses.

Successful use of futures by a Manager also is subject to the Manager’s ability to predict correctly movements in the direction of the relevant market, and, to the extent the transaction is entered into for hedging purposes, to ascertain the appropriate correlation between the transaction being hedged and the price movements of the futures contract.

Pursuant to regulations and/or published positions of the Securities and Exchange Commission (the “SEC”), a Manager may be required to segregate permissible liquid assets in connection with its commodities transactions in an amount generally equal to the value of the underlying commodity. The segregation of such assets will have the effect of limiting the Manager’s ability otherwise to invest those assets.

Managers may purchase and sell stock index futures contracts. A stock index future obligates a Manager to pay or receive an amount of cash equal to a fixed dollar amount specified in the futures contract multiplied by the difference between the settlement price of the contract on the contract’s last trading day and the value of the index based on the stock prices of the securities that comprise it at the opening of trading in such securities on the next business day.

Managers may purchase and sell interest rate futures contracts. An interest rate future obligates a Manager to purchase or sell an amount of a specific debt security at a future date at a specific price.

Managers may purchase and sell currency futures. A currency future obligates a Manager to purchase or sell an amount of a specific currency at a future date at a specific price.

Call And Put Options on Securities Indexes. Managers of Investment Funds may purchase and sell call and put options on stock indexes, such as the Standard & Poor’s 500 Composite Stock Price Index and Standard & Poor’s 100 Index, listed on national securities exchanges or traded in the over-the-counter market for hedging purposes and to pursue its investment objective. A stock index fluctuates with changes in the market values of the stocks that comprise the index. Accordingly, successful use by the Manager of options on stock indexes will be subject to the Manager’s ability to predict correctly movements in the direction of the stock market generally or segments thereof. This requires different skills and techniques than forecasting changes in the price of individual stocks.

Warrants. Warrants are derivative instruments that permit, but do not obligate, the holder to subscribe for other securities. Warrants do not carry with them the right to dividends or voting rights with respect to the securities that they entitle the holder to purchase, and they do not represent any rights in the assets of the issuer. As a result, warrants may be considered more speculative than certain other types of investments. In addition, the value of a warrant does not necessarily change with the value of the underlying securities or commodities, and a warrant ceases to have value if it is not exercised prior to its expiration date.

Swap Agreements. Managers of Investment Funds may enter into equity, interest rate, index and currency rate swap agreements on behalf of the Investment Funds. The use of swaps is a highly specialized activity that involves investment techniques and risks different from those associated with ordinary securities transactions. These transactions are entered into in an attempt to obtain a particular return when it is considered desirable to do so. Swap agreements are two-party contracts entered into primarily by institutional investors for periods ranging from a few weeks to more than a year. In a standard swap transaction, two parties agree to exchange the returns (or differentials in rates of return) earned or realized on particular predetermined investments or instruments, which may be adjusted for an interest factor. The gross returns to be exchanged or “swapped” between the parties are generally calculated with respect to a “notional amount,” i.e., the return on or increase in value of a particular dollar amount invested at a particular interest rate, in a particular foreign currency, or in a “basket” of securities representing a particular index. Equity index swaps involve the exchange by an Investment Fund with another party of cash flows based upon the performance of an index or a portion of an index of securities which usually includes dividends.

Managers may purchase cash-settled options on equity index swaps. A cash-settled option on a swap gives the purchaser the right, but not the obligation, in return for the premium paid, to receive an amount of cash equal to the value of the underlying swap as of the exercise date. These options typically are purchased in privately negotiated transactions from financial institutions, including securities brokerage firms.

Interest rate swaps, for example, do not typically involve the delivery of securities, other underlying assets or principal. Accordingly, the market risk of loss with respect to an interest rate swap is often limited to the amount of interest payments that an Investment Fund is contractually obligated to make on a net basis. If the other party to an interest rate swap defaults, the Investment Fund’s risk of credit loss may be the amount of interest payments that the Investment Fund is contractually entitled to receive on a net basis. However, where swap agreements require one party’s payments to be “up-front” and timed differently than the other party’s payments (such as is often the case with currency swaps), the entire principal value of the swap may be subject to the risk that the other party to the swap will default on its contractual delivery obligations. If there is a default by the counterparty, the Investment Fund may have contractual remedies pursuant to the agreements related to the transaction.

Most swap agreements entered into by a Manager would calculate the obligations of the parties to the agreement on a “net basis.” Consequently, the Investment Fund’s current obligations (or rights) under a swap agreement generally will be equal only to the net amount to be paid or received under the agreement based on the relative values of the positions held by each party to the agreement (the “net amount”). The risk of loss with respect to swaps is limited to the net amount of interest payments that the Investment Fund is contractually obligated to make. If the other party to a swap defaults, the Investment Fund’s risk of loss consists of the net amount of payments that the Investment Fund contractually is entitled to receive.

To achieve investment returns equivalent to those achieved by a Manager in whose investment vehicles the Fund could not invest directly, perhaps because of its investment minimum or is unavailability for direct investment, the Fund may enter into swap agreements under which the Fund may agree, on a net basis, to pay a return based on a floating interest rate, such as LIBOR, and to receive the total return of the reference investment vehicle over a stated period of time. The Fund may seek to achieve the same investment result through the use of other derivatives in similar circumstances.

The swap market has grown substantially in recent years, and has become relatively more liquid, with a large number of banks and investment banking firms acting both as principals and as agents utilizing standardized swap documentation. The investment performance of the Fund however, may be adversely affected by the use of swaps if the Fund’s forecasts of market values, interest rates or currency exchange rates are inaccurate.

Foreign Securities. One or more Managers of Investment Funds may invest in equity and fixed-income securities of foreign issuers and in depositary receipts, such as American Depositary Receipts (“ADRs”), that represent indirect interests in securities of foreign issuers. Foreign securities in which a Manager may invest may be listed on foreign securities exchanges or traded in foreign over-the-counter markets.

Investing in the securities of companies (and governments) in certain countries (such as emerging nations or countries with less well regulated securities markets than the U.S. or the UK or other European Union countries, for that matter) involves certain considerations not usually associated with investing in securities of United States companies or the United States government, including among other things, political and economic considerations, such as greater risks of expropriation, nationalization and general social, political and economic instability; the small size of the securities markets in such countries and the low volume of trading, resulting in potential lack of liquidity and in price volatility; fluctuations in the rate of exchange between currencies and costs associated with currency conversion; certain government policies that may restrict the Manager’s investment opportunities; and in some cases less effective government regulation than is the case with securities markets in the United States. There may be less publicly available information about foreign companies than about U.S. companies, and foreign companies may not be subject to accounting, auditing and financial reporting standards that are as uniform as those applicable to U.S. companies.

Since foreign securities often are purchased with and payable in currencies of foreign countries, the value of these assets as measured in U.S. dollars may be affected favorably or unfavorably by changes in currency rates and exchange control regulations.

Restricted and Illiquid Investments. Managers of Investment Funds may invest in restricted securities and other investments which are illiquid. Restricted securities are securities that may not be sold to the public without an effective registration statement under the Securities Act, or, if they are unregistered, may be sold only in a privately negotiated transaction or pursuant to an exemption from registration under the Securities Act.

Where registration is required to sell a security, a Manager may be obligated to pay all or part of the registration expenses, and a considerable period may elapse between the decision to sell and the time the Manager may be permitted to sell a security under an effective registration statement. If during such a period adverse market conditions were to develop, the Manager might obtain a less favorable price than the prevailing price when it decided to sell. Restricted securities for which no market exists and other illiquid investments held by Investment Funds advised by Managers. Managers may be unable to sell restricted and other illiquid securities at the most opportune times or at prices approximating the value at which they purchased such securities.

Investments of the Fund’s assets will, in certain cases, be long-term in nature and may require several years before they are suitable for sale. Realization of value from such investments may be difficult in the short-term, or may have to be made at a substantial discount compared to other freely tradable investments.

In addition, the Fund’s interests in the Investment Funds are themselves illiquid and subject to substantial restrictions on transfer. The Fund may liquidate an interest and withdraw from an unregistered Investment Fund pursuant to limited withdrawal rights. The illiquidity of these interests may adversely affect the Fund were it to have to sell interests at an opportune time.

Fixed-Income Securities. Managers of Investment Funds may invest in fixed-income securities. The Managers typically will invest in these securities when their yield and potential for capital appreciation are considered sufficiently attractive or in connection with convertible arbitrage strategies, and also may invest in these securities for defensive purposes and to maintain liquidity. These securities may pay fixed, variable or floating rates of interest, and may include zero coupon obligations. Fixed-income securities are subject to the risk of the issuer’s inability to meet principal and interest payments on its obligations (i.e., credit risk) and are subject to the risk of price volatility due to such factors as interest rate sensitivity, market perception of the creditworthiness or financial condition of the issuer and general market liquidity (i.e., market risk).

The Managers may invest in both investment grade and non-investment grade debt securities. Investment grade debt securities are securities that have received a rating from at least one nationally recognized statistical rating organization (“NRSRO”) in one of the four highest rating categories or, if not rated by any NRSRO, have been determined by the Manager to be of comparable quality. Non-investment grade debt securities are considered by the NRSRO to be predominantly speculative with respect to the issuer’s capability to pay interest and repay principal. Non-investment grade debt securities in the lowest rating categories may involve a substantial risk of default or may be in default. Adverse changes in economic conditions or developments regarding the individual issuer are more likely to cause price volatility and weaken the capacity of the issuers of non-investment grade debt securities to make principal and interest payments than is the case for higher grade debt securities. In addition, the market for lower grade debt securities may be thinner and less liquid than for higher grade debt securities.

Foreign Currency Transactions. Managers of Investment Funds may engage in foreign currency transactions for a variety of purposes, including for speculative purposes or to fix in U.S. dollars, between trade and settlement date, the value of a security the Manager has agreed to buy or sell, or to hedge the U.S. dollar value of securities the Manager already owns, particularly if it expects a decrease in the value of the currency in which the foreign security is denominated.

Foreign currency transactions may involve, for example, the Manager’s purchase of foreign currencies for U.S. dollars or the maintenance of short positions in foreign currencies, which would involve the Manager agreeing to exchange an amount of a currency it did not currently own for another currency at a future date in anticipation of a decline in the value of the currency sold relative to the currency the Manager contracted to receive in the exchange. The Manager’s success in these transactions will depend principally on its ability to predict accurately the future exchange rates between foreign currencies and the U.S. dollar.

Money Market Instruments. Managers of Investment Funds may invest, for defensive purposes or otherwise, some or all of its assets in high quality fixed-income securities, money market instruments, and money market mutual funds, or hold cash or cash equivalents in such amounts as the Manager deems appropriate under the circumstances. Pending allocation of the offering proceeds and thereafter, from time to time, the Fund also may invest in these instruments. Money market instruments are high quality, short-term fixed-income obligations, which generally have the remaining maturities of one year or less, and may including U.S. Government securities, commercial paper, certificates of deposit and bankers’ acceptances issued by domestic branches of U.S. banks that are members of the Federal Deposit Insurance Corporation, and repurchase agreements.

Purchasing Initial Public Offerings. Managers of Investment Funds may purchase securities of companies in initial public offerings of any equity security (“new issues”) or shortly thereafter. Special risk associated with these securities may include a limited number of interests available for trading, unseasoned trading, lack of investor knowledge of the company, and limited operating history. These factors may contribute to substantial price volatility for the interests of these companies and, thus, the Fund’s Interests. The limited number of interests available for trading in some initial public offerings may make it more difficult for an Investment Fund to buy or sell significant amounts of interests without an unfavorable impact on prevailing market prices. In addition, some companies in initial public offerings are involved in relatively new industries or lines of business, which may not be widely understood by investors. Some of these companies may be undercapitalized or regarded as developmental stage companies, without revenues or operating income, or the near-term prospects of achieving them.

Highly Volatile Markets.  The prices of commodities contracts and all derivative instruments, including futures and options, can be highly volatile.  Price movements of forward, futures and other derivative contracts in which an Investment Fund’s assets may be invested are influenced by, among other things, interest rates, changing supply and demand relationships, trade, fiscal, monetary and exchange control programs and policies of governments, and national and international political and economic events and policies.  In addition, governments from time to time intervene, directly and by regulation, in certain markets, particularly those in currencies, financial instruments, futures and options.  Intervention often is intended directly to influence prices and may, together with other factors, cause all such markets to move rapidly in the same direction because of, among other things, interest rate fluctuations.  An Investment Fund also is subject to the risk of the failure of any exchanges on which its positions trade or of their clearinghouses.

Investments by the Investment Funds in corporate equity and debt securities, whether publicly traded or privately placed, are subject to inherent market risks and fluctuations as a result of company earnings, economic conditions and other factors beyond the control of the Adviser.  The public equity markets have in the recent past experienced significant price volatility, especially in the technology sector.

Reverse Repurchase Agreements.  Reverse repurchase agreements involve a sale of a security by an Investment Fund to a bank or securities dealer and the Investment Fund’s simultaneous agreement to repurchase the security for a fixed price (reflecting a market rate of interest) on a specific date.  These transactions involve a risk that the other party to a reverse repurchase agreement will be unable or unwilling to complete the transaction as scheduled, which may result in losses to the Investment Fund.  Reverse repurchase transactions are a form of leverage that may increase the volatility of an Investment Fund’s investment portfolio.

Lending Portfolio Securities.  Investment Funds may lend their securities to brokers, dealers and other financial institutions needing to borrow securities to complete certain transactions.  The lending Investment Fund continues to be entitled to payments in amounts equal to the interest, dividends or other distributions payable in respect of the loaned securities, which affords the Investment Fund an opportunity to earn interest on the amount of the loan and on the loaned securities’ collateral.  A substitute dividend payment received in a stock lending transaction will not qualify for the preferential tax rates for non-corporate taxpayers on certain dividends.  In connection with any such transaction, the Investment Fund will receive collateral consisting of cash, U.S. Government securities or irrevocable letters of credit that will be maintained at all times in an amount equal to at least 100% of the current market value of the loaned securities.  An Investment Fund might experience loss if the institution with which the Investment Fund has engaged in a portfolio loan transaction breaches its agreement with the Investment Fund.

When-Issued and Forward Commitment Securities.  Investments Funds may purchase securities on a “when-issued” basis and may purchase or sell securities on a “forward commitment” basis in order to hedge against anticipated changes in interest rates and prices.  These transactions involve a commitment to purchase or sell securities at a future date (ordinarily one or two months later).  The price of the underlying securities, which is generally expressed in terms of yield, is fixed at the time the commitment is made, but delivery and payment for the securities takes place at a later date.  No income accrues on securities that have been purchased pursuant to a forward commitment or on a when-issued basis prior to their delivery.  When-issued securities and forward commitments may be sold prior to the settlement date.  Disposal of the right to acquire a when-issued security prior to its acquisition or disposal of the right to deliver or receive against a forward commitment may incur a gain or loss.  These transactions, if effected by the Fund, will be subject to the Fund’s limitation on indebtedness unless, at the time the transaction is entered into, the Fund has established and maintains a segregated account consisting of cash, U.S. Government securities or liquid securities equal to the value of the when-issued or forward commitment securities.  The risk exists that securities purchased on a when-issued basis may not be delivered and that the purchaser of securities sold by an Investment Fund or the Fund on a forward basis will not honor its purchase obligation.  In such cases, an Investment Fund or the Fund may incur a loss.

 Mortgage-Backed Securities.  Investment Funds may invest in mortgage-backed securities.  The investment characteristics of mortgage-backed securities differ from traditional debt securities.  Among the major differences are that interest and principal payments on mortgage-backed securities are made more frequently, usually monthly, and that principal may be prepaid at any time because the underlying loans or other assets generally may be prepaid at any time.  The adverse effects of prepayments may indirectly affect the Fund in two ways.  First, particular investments may experience outright losses, as in the case of an interest-only security in an environment of faster than expected actual or anticipated prepayments.  Second, particular investments may underperform relative to hedges that the Investment Funds may have entered into for these investments, resulting in a loss to the Investment Fund.  In particular, prepayments (at par) may limit the potential upside of many mortgage-backed securities to their principal or par amounts, whereas their corresponding hedges often have the potential for large losses.

The Investment Funds may also invest in structured notes, variable rate mortgage-backed securities, including adjustable-rate mortgage securities (“ARMs”), which are backed by mortgages with variable rates, and certain classes of collateralized mortgage obligation (“CMO”) derivatives, the rate of interest payable under which varies with a designated rate or index.  The value of these investments is closely tied to the absolute levels of such rates or indices, or the market’s perception of anticipated changes in those rates or indices.  This introduces additional risk factors related to the movements in specific indices or interest rates that may be difficult or impossible to hedge, and which also interact in a complex fashion with prepayment risks.

Small Cap Securities. The Investment Funds may invest in companies with modest capitalization.  While small companies can provide greater growth potential than larger, more mature companies, investing in the securities of such companies also involves greater risk, potential price volatility and trading costs.  These companies often involve higher risks because they lack the management experience, financial resources, product diversification, markets, distribution channels and competitive strengths of larger companies.  In addition, the frequency and volume of their trading is substantially less than is typical of larger companies.  Therefore, the securities of smaller companies may be subject to wider price fluctuations.

Leverage. Investment Funds may borrow money from brokers and banks for investment purposes. Borrowing for investment purposes, which is known as “leverage,” is a speculative investment technique and involves certain risks.

If the Manager’s equity or debt instruments decline in value, the Manager could be required to deposit additional collateral with the lender or suffer mandatory liquidation of the pledged securities to compensate for the decline in value. In the event of a sudden, precipitous drop in an Investment Fund’s assets, whether resulting from changes in market value or from withdrawals, the Manager might not be able to liquidate assets quickly enough to pay off its borrowing. Money borrowed for leveraging will be subject to interest costs that may or may not be recovered by return on the securities purchased. The Manager also may be required to maintain minimum average balances in connection with its borrowings or to pay a commitment or other fee to maintain a line of credit; either of these requirements would increase the cost of borrowing over the stated interest rate.

Additionally, as further described herein, the Fund may, in its sole discretion, employ leverage at the Fund level in an amount not to exceed 10% of the total assets of the Fund solely to meet repurchase requests and for cash management purposes..  Such leverage may take the form of loans for borrowed money, derivative transactions and trading in instruments that may be inherently leveraged.  The Fund may enter into a credit arrangement with a lender, and in connection with such borrowings may be required to pledge as collateral all of the assets of the Fund.

Special Risks of the Fund-of-Funds Structure. Identifying suitable Investment Funds is difficult and involves a high degree of uncertainty. In addition, certain Investment Funds, from time to time, are oversubscribed or closed, and it may not be possible to make investments that have been identified as attractive opportunities.

The Investment Funds generally will not be registered as investment companies under the Investment Company Act and, therefore, the Fund will not be able to avail itself of the protections of the Investment Company Act with respect to the Investment Funds.

Although the Adviser will receive detailed information from each Manager regarding its historical performance and investment strategy, in most cases, the Adviser has little or no means of independently verifying this information. Further, a Manager may use proprietary investment strategies that are not fully disclosed to the Adviser, which may involve risks under some market conditions that are not anticipated by the Adviser.

For information about an Investment Fund’s net asset value and portfolio composition, the Adviser will be dependent on information provided by the Investment Funds, which if inaccurate could adversely affect the Adviser’s ability to manage the Fund’s investment portfolio in accordance with its investment objective and to value accurately the Fund’s Interests. The Fund will value interests in the Investment Funds at fair value, which ordinarily will be the value determined by their Managers.  The net asset value for the Fund is comprised of the net asset value of the Investment Funds in which the Fund invests, less the expenses and liabilities of the Fund, and other assets in which the Fund invests.  Special situations affecting the calculation of net asset value may arise from time to time.  Prospective Investors should be aware that, generally, the Fund, the Adviser and the Administrator will not be able to examine or verify the valuations provided by the Investment Funds.  Absent bad faith or manifest error, the determination of net asset value of the Fund is conclusive and binding on all Investors. Prospective Investors should be aware that situations involving uncertainties as to the value of portfolio positions could have an adverse effect on the Fund's net asset value if the judgments of  the Board of Directors, the Adviser, or Managers to the Investment Funds should prove incorrect. Managers to the Investment Funds only provide determinations of the net asset value of Investment Funds on a weekly or monthly basis, in which event it will not be possible to determine the net asset value of the Fund more frequently.

Investors in the Fund have no individual right to receive information about the Investment Funds or the Managers, will not directly be investors in the Investment Funds and will have no rights with respect to or standing or recourse against the Managers or any of their affiliates.

A Limited Partner who met the conditions imposed by the Investment Funds could invest directly with the Investment Funds. These conditions include investment minimums that may be considerably higher than the Fund’s stated minimum investment. By investing in investment vehicles indirectly through the Fund, a Limited Partner bears two layers of asset-based fees and one layer of incentive-based allocations. In addition, the Limited Partner bears a proportionate interest of the fees and expenses of the Fund (including operating costs, distribution expenses and administrative fees) and, indirectly similar expenses of the Investment Funds.

Each Manager will receive any incentive-based allocations to which it is entitled irrespective of the performance of the other Managers and their Investment Funds and the Fund generally. Accordingly, a Manager with positive performance may receive compensation from the Fund, and thus indirectly from Limited Partners, even if the Fund’s total returns are negative. Investment decisions of the Investments Funds are made by the Managers entirely independently of the Adviser and of each other. As a result, at any particular time, one Investment Fund may be purchasing interests of an issuer whose interests are being sold by another Investment Fund. Consequently, the Fund could indirectly incur certain transaction costs without accomplishing any net investment result.

To the extent the Fund holds non-voting securities of, or contractually foregoes the right to vote in respect of, an Investment Fund, it will not be able to vote on matters that require the approval of the limited partners of the Investment Fund, including a matter that could adversely affect Fund’s investment in it.

Since the Fund may make additional investments in the Investment Funds only at certain times pursuant to limitations set forth in the governing agreements of the Investment Funds, the Fund from time to time may have to invest some of its assets temporarily in money market securities, possibly for several months.

Each Investment Fund will likely be permitted to withdraw its securities in-kind. Thus, upon the Fund’s withdrawal of all or a portion of its interest in an Investment Fund, the Fund may receive securities that are illiquid or difficult to value. In such circumstances, the Adviser would seek to dispose of these securities in a manner that is in the best interest of the Fund.

Like an investment in the Fund, investments in the Investment Funds generally will be illiquid. The governing instruments of each Investment Fund likely will have provisions similar to the Fund restricting both the transferability of an investor’s interest and the ability of any investor to withdraw its investment in certain circumstances. Some Investment Funds will not permit withdrawals at the same time as the Fund. As a result, the liquidity of the Fund’s Interests may be adversely affected and the Fund may manage its investment program differently than if it were able to withdraw monies from each Investment Fund at the same time it desires to provide liquidity to its Limited Partners.

For the Fund to complete its tax reporting requirements, it must receive information on a timely basis from the Managers. Given the number of Managers, it is possible that one or more Managers will delay providing this information. As a result, it is possible that the Fund may be unable to provide tax information to investors without significant delays and investors may possibly need to seek extensions on the time to file their tax returns at the federal, state and local level.

The Fund may also be required to indemnify certain of the Investment Funds and their Managers from any liability, damage, cost or expense arising out of, among other things, certain acts or omissions relating to the offer or sale of the Fund’s Interests.

Lack of Certain Registration and Regulatory Protection. The Investment Funds in which the Fund invests may, but need not, be offered pursuant to registration statements effective under the Securities Act, nor may they be subject to the periodic information and reporting provisions under the Securities Exchange Act of 1934, as amended, or the Investment Company Act.  As a result, the amount of publicly available information that may be used by the Adviser in selecting Managers may be relatively small.  The Adviser believes, however, that it will be able to obtain sufficient information about potential Investment Funds to select them effectively.

Dilution.  If a Manager limits the amount of capital that may be contributed to an Investment Fund from the Fund, or if the Fund declines to purchase additional interests in an Investment Fund, continued sales of interests in the Investment Fund to others may dilute the returns for the Fund from the Investment Fund.

Investments in Non-Voting Stock.  Investment Funds may, consistent with applicable law, not disclose the contents of their portfolios.  This lack of transparency will make it difficult for the Adviser to monitor whether holdings of the Investment Funds cause the Fund to be above specified levels of ownership in certain asset classes.  To avoid potential adverse regulatory consequences in such a case, the Fund may need to hold its interest in an Investment Fund in non-voting form (which may entail the Fund subscribing for a class of securities that is not entitled to vote or contractually waiving the ability to vote with respect to a portion of its interests in the Investment Fund).  Consequently, the Fund may hold substantial amounts of non-voting securities in a particular Investment Fund.  To the extent the Fund holds an Investment Fund’s non-voting securities (or voting securities as to which voting rights have been waived), it will not be able to vote on matters that require the approval of the investors in the Investment Fund.

Control Positions.  Investment Funds may take control positions in companies.  The exercise of control over a company imposes additional risks of liability for environmental damage, product defects, failure to supervise and other types of liability related to business operations.  In addition, the act of taking a control position, or seeking to take such a position, may itself subject an Investment Fund to litigation by parties interested in blocking it from taking that position.  If those liabilities were to arise, or such litigation were to be resolved adverse to the Investment Funds, the investing Investment Funds likely would suffer losses on their investments.

Distributions to Investors and Payment of Tax Liability. The Fund does not intend to make periodic distributions of its net income or gains, if any, to Limited Partners. Limited Partners will be required each year to pay applicable Federal and state income taxes on their respective Interests of the Fund’s taxable income, and will have to pay such applicable taxes from sources other than the Fund’s distributions.

Access to Information from Managers. The Fund will receive periodic reports from Managers of Investment Funds at the same time as any other investor with such Investment Fund. The Adviser will request detailed information on a continuing basis from each Manager regarding the Manager’s historical performance and investment strategies. However, the Adviser may not always be provided with detailed information regarding all the investments made by the Managers because certain of this information may be considered proprietary information by the Managers. This lack of access to information may make it more difficult for the Adviser to select, allocate among and evaluate the Managers and their Investment Funds.

No Diversification Requirement. The Partnership Agreement does not require diversification of the Fund’s investments. Therefore, the Fund may invest its assets in a relatively small number of securities and industry sectors.

Limited Operating History. Some Managers and their Investment Funds may be newly organized and therefore, may have no, or only limited operating histories. However, the Adviser will endeavor to select Managers whose principals have substantial experience managing investment programs.

Limited Transferability. The Interests have not been registered under the Securities Act or applicable state securities laws and, therefore, are subject to restrictions on transfer. In addition, the Partnership Agreement contains significant restrictions on the ability of Limited Partners to transfer their Interests. In most instances, Interests may not be transferred by a Limited Partner without the prior approval of the General Partner. Furthermore, each Limited Partner’s initial investment in the Fund is subject to a one-year “lock up” period during which time the Limited Partner will not be able to participate in any repurchase of Interests by the Fund or otherwise transfer his or her units.  Consequently, investors will not be able to liquidate their investments during the “lock up” time period. This one-year “lock up” restriction does not apply to investments in a Partnership by Persimmon Growth Partners Investor Fund.  Additionally, Limited Partners have no right of redemption.  . The Board of Directors may, from time to time and in their sole discretion, cause the Fund to repurchase Interests from Limited Partners pursuant to written tenders by Limited Partners at times and on terms and conditions as they establish.  Consequently, a Limited Partner cannot expect to liquidate his or her investment readily and must be able to bear the economic risk of his or her investment for long periods of time. See “LOCK UP PERIOD, REDEMPTIONS, AND REPURCHASES OF INTERESTS.”

Conflicts of Interest. Conflicts of interest between the Fund on the one hand, and the Custodian, the General Partner, the Adviser and/or their officers and directors on the other hand, may raise issues discussed in “POTENTIAL CONFLICTS OF INTEREST” below.

Early Termination. In the event of the early termination of the Fund, the Fund would have to distribute to the Limited Partners pro rata their interest in the assets of the Fund. Certain assets held by the Fund may be highly illiquid and might have little or no marketable value. In addition, the securities or interests in Advisers held by the Fund would have to be sold by the Fund or distributed to the Limited Partners. It is possible that at the time of such sale or distribution certain securities held by the Fund would be worth less than the initial cost of such securities, resulting in a loss to the Limited Partners.

Effects of Substantial Withdrawals.  Substantial withdrawals by Limited Partners within a short period of time could require the Adviser to arrange for the Fund’s positions to be liquidated more rapidly than would otherwise be desirable, which could (i) adversely affect the value of the remaining Interests, (ii) cause the Fund to utilize leverage in order to satisfy withdrawal requests, which could cause the remaining Partners to bear the costs of such leverage, or (iii) result in the General Partner choosing to terminate the Fund. In addition, regardless of the period of time in which withdrawals occur, the resulting reduction in the Fund’s assets could make it more difficult to generate a positive rate of return or recoup losses due to a reduced equity base. In its sole discretion, the Adviser has the power to suspend withdrawals if, in its opinion, substantial withdrawals will adversely affect the Fund.

Increased Competition in Alternative Asset Investments.  In recent years, there has been a marked increase in the number of, and flow of capital into, investment vehicles established in order to implement alternative asset investment strategies, including the strategies to be implemented by the Fund.  While the precise effect cannot be determined, such increase may result in greater competition for investment opportunities, or may result under certain circumstances in increased price volatility or decreased liquidity with respect to certain positions.  Prospective investors should understand that the Fund may compete with other investment vehicles, as well as investment and commercial banking firms, which have substantially greater resources, in terms of financial resources and research staffs, than may be available to the Fund.

Registration.  The General Partner is not registered with the Commodity Futures Trading Commission (“CFTC”) as a commodity pool operator and is not a member of the National Futures Association (“NFA”). Likewise, the Adviser is not registered with the CFTC as a commodity trading advisor and is not a member of the NFA.  Registered commodity pool operators and commodity trading advisors are subject to extensive regulation and disclosure requirements.  Investors, therefore, will not be accorded the protective measures they would have if the General Partner and the Adviser were registered.

Changes in Applicable Law. The Fund must comply with various legal requirements, including requirements imposed by the Federal securities laws, tax laws and pension laws. Should any of those laws change over the scheduled term of the Fund, the legal requirements to which the Fund and the Partners may be subject could differ materially from current requirements.

Amendments of Partnership Agreement without Consent of Limited Partners. Amendments to the Partnership Agreement which materially affect the Interests of one or more of the Limited Partners may only be made with the consent of those Limited Partners so adversely affected who hold more than fifty (50%) of the capital account balances of all Limited Partners who would be adversely affected by the amendment. Other amendments to the Partnership Agreement may generally be made by the General Partner without the consent of the Limited Partners.

Control by a Limited Number of Interest Holders.  A substantial majority of the Fund’s Interests are held by a few Partners.  Persimmon Growth Partners Investor Fund holds approximately 94.37% of the Fund’s outstanding units as of June 30, 2010.  Persimmon Growth Partners Investor Fund is managed by a Board of Trustees, all of whom are directors of the Fund.  The Adviser of the Fund is also the investment manager of the Persimmon Growth Partners Investor Fund. In addition, Gregory S. Horn, entities controlled by Gregory S. Horn, and family members hold approximately 5.67% of the Fund’s outstanding Interests (as of June 30, 2010).  As a result, these Partners may be deemed to have the ability to determine the outcome of matters submitted to a vote of Partners, including the election of directors.

Reliance on Adviser.  The likelihood that Partners will realize income or gain from investing in the Fund will depend on the investment selection and monitoring by the Adviser and the acumen and expertise of its personnel.  If Mr. Horn were to cease working for the Adviser, the Adviser might not be able to hire a qualified replacement, or might require an extended period of time to do so.

Special Considerations for ERISA Fiduciaries. A fiduciary of an employee benefit plan subject to the U.S. Employee Retirement Income Security Act of 1974, as amended (“ERISA”), should bear in mind at least three important considerations in determining whether the plan should invest in the Fund. First, under ERISA, fiduciaries must discharge their duties solely in the interest of the plan’s participants and beneficiaries and in accordance with the so-called “prudent man” rule.

Second, ERISA fiduciaries must also satisfy themselves that only the interest in the Fund constitutes a “plan asset,” and the underlying investments of the Fund do not. If the underlying assets of the Fund were determined to be “plan assets,” (i) the requirement that plan assets must be held in trust may be violated and (ii) Fund transactions could become subject to the “prohibited transaction” rules of ERISA.

Third, as discussed in greater detail under the heading “TAX CONSIDERATIONS” below, it is possible that a portion of the income of the Fund and, therefore, a portion of the income allocated to each Partner therein, including ERISA plans and other tax exempt entities, could be unrelated business taxable income subject to federal taxation.

*           *           *

THE ABOVE DISCUSSIONS OF THE VARIOUS RISKS ASSOCIATED WITH THE PARTNERSHIP AND THE INTERESTS ARE NOT, AND ARE NOT INTENDED TO BE, A COMPLETE EXPLANATION OF THE RISKS INVOLVED IN AN INVESTMENT IN THE PARTNERSHIP.  THOSE DISCUSSIONS DO, HOWEVER, SUMMARIZE THE PRINCIPAL RISKS THAT SHOULD BE CONSIDERED BEFORE INVESTING.  PROSPECTIVE INVESTORS SHOULD READ THIS ENTIRE MEMORANDUM AND THE PARTNERSHIP AGREEMENT AND CONSULT WITH THEIR OWN ADVISORS BEFORE DECIDING WHETHER TO INVEST.  IN ADDITION, AS THE INVESTMENT PROGRAM OF THE PARTNERSHIP CHANGES OR DEVELOPS OVER TIME, IT MAY BE SUBJECT TO RISK FACTORS NOT DESCRIBED IN THIS PROSPECTUS.

POTENTIAL CONFLICTS OF INTEREST

The General Partner, the Adviser, the Administrator and their respective affiliates, which will be deemed to include, in each case, their respective members, officers, directors, employees and entities owned by any of the aforementioned parties (the “Related Parties”) may face certain conflicts of interests in relation to the Fund.  These conflicts include, but are not limited to, the following:

Services of the General Partner. The Partnership Agreement provides that the General Partner, its affiliates, and their officers, directors, shareholders, employees, limited partners and agents are not expected to devote its or their full time to the business of the Fund and the performance of their duties, but are required to devote only such time to the affairs of the Fund as shall be necessary for the proper performance of its and their duties.

Services of the Adviser. The Investment Advisory Agreement provides that the Adviser, its affiliates, and their officers, directors, shareholders, employees, members and agents are not expected to devote its or their full time to the business of the Fund and the performance of their duties, but are required to devote only such time to the affairs of the Fund as shall be necessary for the proper performance of its and their duties.

Trading By Affiliated Persons. Officers, directors and employees of the General Partner and the Adviser may also invest for their personal accounts in the same areas of investment opportunity as those in which the Fund proposes to invest. The personal records of such persons or any other affiliates of the General Partner or the Adviser will not be open to inspection by the Limited Partners. Moreover, the General Partner and the Adviser, or any of their officers, directors or employees, may become aware of, and participate in, business opportunities in which the Fund will not be given an opportunity to participate.

Other Persons or Entities. The General Partner and the Adviser, and affiliates of the General Partner and the Adviser, may form or participate in other investment vehicles, including domestic and offshore entities, which may invest in the same types of securities as the Fund. As a result, the General Partner and the Adviser may have conflicts of interest in allocating management time, services, and functions among the Fund and other business ventures, and the Fund may face competition from these entities, and the availability to the Fund of appropriate investment opportunities may be reduced. Competition could also increase the prices the Fund will pay for its investments.

No Independent Counsel. No independent legal counsel has been engaged to represent the interests of the Limited Partners, and there have been no negotiations between the General Partner and any other party in connection with the terms of the Partnership Agreement or any other matter affecting remuneration to the General Partner, or the finances or operations of the Fund. Counsel for the Fund may have a continuing relationship with the General Partner, the Adviser, and their affiliates apart from the Fund.

Affiliations of the General Partner and the Adviser. Although neither the General Partner nor the Adviser is acting as investment manager to any of the Limited Partners in connection with the purchase of Interests, and offerees should rely only upon the advice of independent investment advisers in making an investment in the Fund, certain of the Limited Partners may otherwise be investment advisory clients of affiliates of the General Partner or the Adviser. Conflicts of interest may arise as a result of these affiliations of the General Partner or the Adviser.

The Custodian’s Activities.  In addition to performing custodial functions, the Custodian may make loans to the Fund and may enter into leverage transactions or other transactions with the Fund and may profit from such transactions.  RBC or one or more affiliates may also be a Limited Partner in the Fund.  Information will be shared among each of the various business areas of RBC and its affiliates which will be playing a role with respect to the Fund.  Consequently, RBC or such affiliate thereof may have access to information that it would not otherwise have access to, or would not yet have access to, were it not a service provider to the Fund or an affiliate to a service provider to the Fund.  In addition, RBC may enter into foreign currency hedging transactions, leverage transactions or other transactions with the Fund and may profit from such transactions.  For example, if the Fund were to offer a class or series of interests denominated in a foreign currency, the Fund could enter into a transaction with RBC to hedge the attendant foreign currency risk.  RBC or its affiliates may also for its own benefit enter into transactions with Managers or Investment Funds, and may act as administrator and/or custodian to such Managers or Investment Funds.  As a result of acting in various capacities, RBC will have greater transparency with respect to the Fund’s investments.  All business units of RBC are permitted to share information, subject to certain limitations, with respect to the Fund with various other units of RBC and such other units are permitted to act on such information, subject to certain limitations.  Limited Partners may not in general have access to this information.  This may give an advantage to RBC, were it a Limited Partner, not available to Limited Partners who do not have access to such information in making informed decisions regarding an investment in the Fund.  RBC may elect to redeem its investment in the Fund, if any, based on its knowledge of the Fund’s investments.  The Fund and RBC may buy and sell positions in Investment Funds to each other.  Such transactions will be effected at fair market value, generally expected to be at or close to the net asset value of the applicable Investment Fund.

CODE OF ETHICS

The Fund and the Adviser each have adopted a code of ethics under Rule 17j-1 of the Investment Company Act that applies to their activities. The codes of ethics permit personnel subject to the codes to invest in securities, including securities that may be purchased or held by the Fund. The codes of ethics can be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C.  Information on the operation of the Public Reference Room may be obtained by calling the SEC at 1-202-551-8090.  The codes are available on the EDGAR database on the SEC’s web site at http://www.sec.gov, and also may be obtained, after paying a duplicating fee, by electronic request at the following email address: publicinfo@sec.gov, or by writing the SEC’s Public Reference Section, Washington, D.C. 20549-0102.

VOTING

Each Limited Partner has the right to cast a number of votes based on the value of the Limited Partner’s respective capital account at a meeting of Limited Partners called by the Board of Directors or by Limited Partners holding 25% or more of the total number of votes eligible to be cast. Limited Partners  are entitled to vote on any matter on which shareholders of a registered investment company organized as a corporation would normally be entitled to vote, including election of Directors, approval of the Investment Advisory Agreement, and approval of the Fund’s auditors, and on certain other matters.  Except for the exercise of their voting privileges, Limited Partners in their capacity as such are not entitled to participate in the management or control of the Fund’s business, and may not act for or bind the Fund.

The Adviser acts as a fiduciary in relation to clients and the assets entrusted by them to its management. Where the assets placed in the Adviser’s care include voting securities, and except where the client has expressly reserved to itself the duty to vote proxies, it is the Adviser’s duty as a fiduciary to vote all proxies relating to such voting securities.

The Adviser has an obligation to vote all proxies appurtenant to voting securities owned by its client accounts in the best interests of those clients. In voting these proxies, the Adviser may not be motivated by, or subordinate the client's interests to, its own objectives or those of persons or parties unrelated to the client. The Adviser will exercise all appropriate and lawful care, skill, prudence and diligence in voting proxies, and shall vote all proxies relating to shares owned by the Fund and received by it. The Adviser shall not be responsible, however, for voting proxies that it does not receive in sufficient time to respond.

Because the Adviser primarily invests client assets in funds exempt from registration and regulation under the federal securities laws, and since the interest it acquires in such funds typically is a non-voting limited partner or member interest (except under specified, often unusual circumstances), the Adviser does not expect there to be many (if any) meetings convened at which it is expected to vote shares or other interests held (or controlled) by it for the benefit of its clients.

Nonetheless, where client holdings are voting securities and a meeting of security holders is convened, the Adviser will take the following steps to carry out its fiduciary duties as to the client and its assets:

The Adviser will track shareholder meetings convened by companies whose voting securities are held by the Fund, identify all issues presented to shareholders at such meetings, formulate a principled position on each such issue and ensure that proxies pertaining to all shares owned by the Fund are voted in accordance with such determinations.

Conflicts of Interest: The Adviser's stock is not publicly traded, and it is not otherwise affiliated with any issuer whose shares are available for purchase by the Fund. Further, no affiliate currently provides brokerage, underwriting, insurance, banking or other financial services to issuers whose shares are available for purchase by the Fund. Therefore, it believes that any particular proxy issues involving companies that engage the Adviser, either directly or through their pension committee or otherwise, to manage assets on their behalf, generally will not present conflict of interest dangers for the firm or the Fund.

Nevertheless, in order to avoid even the appearance of a conflict of interest, the officers of the Adviser will determine, by surveying the firm's employees or otherwise, whether the Adviser, an affiliate or any of their officers has a business, familial or personal relationship with a participant in a proxy contest, the issuer itself or the issuer's pension plan, corporate directors or candidates for directorships. In the event that any such relationship is found to exist, the firm will take appropriate steps to ensure that any such relationship (or other potential conflict of interest), does not influence its decision to provide direction on a given vote or issue. The Adviser will seek to resolve any conflicts of interests that may arise prior to voting proxies in a manner that reflects the best interests of the Fund.

Information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available without charge upon request by calling the Fund at (877) 502-6840 or on the SEC’s website at http://www.sec.gov.

BROKERAGE PRACTICES

Neither the General Partner not the Adviser has the right to choose the broker or dealer through which each purchase or sale of securities for the Fund is made.  Instead, the Managers possess the right to select the broker or dealer through which all of the purchases or sales of securities for the Fund will be made.

Managers may allocate portfolio transactions to brokers on the basis of best execution and also in consideration of such brokers' provision or payment of the costs of research and other services and equipment (the provision of payment of such costs by brokers being referred to herein as payment made by "soft dollars").  In addition, brokers may also facilitate payments to certain service providers for services furnished directly to the Investment Fund(s).  Research and other services and equipment obtained through soft dollar commission arrangements may benefit the Manager(s).  Some soft dollar arrangements may also be outside of the parameters of Section 28(e) of the United States Securities Exchange Act of 1934, as amended (the "Exchange Act"), which permits the use of soft dollars to acquire research and brokerage services.  The commission rates charged to the Investment Fund(s) by brokers in the foregoing circumstances may be higher than those charged by other brokers who may not offer such services.  The Manager(s) may or may not follow brokerage placement practices similar to those described above, and, in some cases, may utilize soft dollars earned through Investment Fund(s) trading activity to obtain products or services which are not research and which may benefit the Manager(s) and be outside the safe harbor of Section 28(e).  Because the Adviser does not have the right to choose the broker or dealer through which each purchase or sale of securities for the Investment Fund(s) is made, the Adviser will not be able to monitor whether the Manager(s) are obtaining products or services which are not research and are outside the safe harbor or Section 28(e) of the Exchange Act.

TAX CONSIDERATIONS

General

The Fund will furnish each Limited Partner with the necessary information for inclusion in the federal, state and local income tax returns for which it may be liable.  It will be each Limited Partner’s personal responsibility to prepare and file all appropriate tax returns which it may be required to file as a result of its participation in the Fund.  The General Partner assumes no responsibility for the tax consequences of this transaction to an investor, nor for the disallowance, either partially or entirely, of any proposed deductions.

It is impractical to comment on all aspects of federal, state, local and foreign tax laws which might affect the tax risks and consequences of an investment in the Fund and no attempt has been made to do so herein.

In view of the complexity of the tax aspects of this Memorandum, a prospective investor is strongly urged to consult its tax advisor (at the investor’s sole expense) with respect to the tax consequences (including state, local and foreign tax consequences) of an investment in the Fund, and with specific reference to its own tax situation prior to subscribing for Fund Interests.

The following statements are based upon the provisions of the United States Internal Revenue Code of 1986, as amended (the “Code”), the applicable existing and proposed regulations promulgated thereunder (the “Regulations”), existing judicial decisions and current administrative rulings and practice.  It is emphasized, however, that no assurance can be given that legislative, judicial or administrative changes may not be forthcoming which would modify such statements.  Accordingly, certain of the Code provisions discussed hereinafter may be further amended, modified or clarified by the U.S. Internal Revenue Service (the “IRS”) or the courts, which may have an effect on the Fund and the Partners.  Moreover, the availability and amount of deductions, credits and income attributable to the activities of the Fund will depend not only on the legal principles described herein, but also upon the resolution of various factual issues.  There can be no assurance, therefore, that some of the positions taken by the Fund will not be successfully challenged by the IRS.

Delayed Tax Reporting

For the Fund to complete its tax reporting requirements and to provide an audited annual report to Limited Partners, it must receive information on a timely basis from the Investment Funds.  An Investment Fund’s delay in providing this information could delay the Fund's preparation of tax information for Limited Partners, which might require them to seek extensions of the deadline to file their tax returns, or could delay the preparation of the Fund's annual report.

Federal Income Tax Aspects

The following is a general summary of some of the federal income tax consequences to Limited Partners of an investment in the Fund.  It is not intended as a complete analysis of all possible tax considerations in acquiring, holding and disposing of an Interest and, therefore, is not a substitute for careful tax planning by each investor, particularly since the federal, state and local income tax consequences of an investment in limited liability companies such as the Fund may not be the same for all taxpayers.  Except where otherwise indicated, this discussion has been prepared on the assumption that a Limited Partner is a U.S. resident individual or a U.S. domestic corporation that is not tax exempt.  Prospective investors should consult their own tax advisors with respect to the tax consequences (including state and local and foreign tax consequences) of an investment in the Fund.

This discussion of the federal income tax consequences of an investment in the Fund is based upon existing law.  The existing law, as currently interpreted, is subject to change by new legislation, or by differing interpretations of existing law, either of which could, by retroactive application or otherwise, adversely affect a Limited Partner’s investment in the Fund.

Classification as a Partnership

Since, under the Regulations and subject to the discussion of “publicly traded partnerships” herein, the Fund will be classified as a “partnership” for federal income tax purposes, no federal income tax will be payable by it as an entity.  Instead, each Limited Partner will be required to take into account such Limited Partner’s distributive share of the items of income, gain, loss, deduction and credit of the Fund.

If the Fund were classified as an association taxable as a corporation, the Fund would be subject to federal income tax on any taxable income at regular corporate tax rates, reducing the amount of cash available for distribution to the Limited Partners.  In that event, the Limited Partners would not be entitled to take into account their distributive shares of the Fund’s deductions in computing their taxable income, nor would they be subject to tax on the Fund’s income.  Distributions to a Limited Partner would be treated as dividends to the extent of the Fund’s current or accumulated earnings and profits, would then be treated as a return of basis to the extent of each Limited Partner’s basis in its Interest and would be treated as gain to the extent any remaining distributions exceeded the Limited Partner’s basis in its Interest.  Overall, treatment of the Fund as an association taxable as a corporation would substantially reduce the anticipated benefits of an investment in the Fund.

A “publicly traded partnership” (as defined in Section 7704 of the Code) is one in which the interests are (i) traded on an established securities market or (ii) readily tradable on a secondary market or the substantial equivalent thereof. A “publicly traded partnership” is treated as a corporation unless a certain percentage of its gross income during certain prescribed periods is “qualifying income” (generally, interest, dividends, real estate rents, and gain from the sale of capital assets and certain other items).  It is likely, but not certain, that the Fund will meet the qualifying income test.  Even if it does not, however, the Fund should not be considered a “publicly traded partnership.”  Interests in the Fund will not be traded on an established securities market.  Furthermore, the Interests should not be readily tradable on a secondary market or the substantial equivalent thereof, since the Fund should qualify for safe harbors established under the Regulations for partnerships that are not registered under the Securities Act, because the Fund will have fewer than one hundred (100) Partners.

Taxation of Income or Losses of the Fund

Since the Partners will be required to include Fund income in their respective income tax returns without regard to whether there have been distributions from the Fund attributable to that income, the Partners may be liable for federal and state income taxes on that income even though they have received no cash or other property from the Fund.  While the Partnership Agreement may allow the Partners to withdraw amounts from their Capital Accounts, actual withdrawals may not in fact be sufficient to pay all federal, state and local taxes arising out of a Partner’s investment in the Fund.

It is possible that the Fund might have a net loss for federal income tax purposes during a taxable period.  Certain Partners (generally, all Partners subject to tax which are not widely held corporations) may be subject to limitations on the deduction of their shares of Fund losses and deductions, including the at-risk rules, passive loss rules, rules restricting the deduction of investment interest, potential capital loss limitations and the rules governing the deduction of miscellaneous itemized deductions.  See “Limitations on Deductibility of Certain Expenses,” below.  The deductions of any Partner will not be deductible to the extent in excess of that Partner’s basis in its interest in the Fund.  See “Basis of Fund Interest and Distributions,” below.

Allocations of Income and Loss

A partner’s distributive share of partnership income, gain, loss, deduction or credit for federal income tax purposes is usually determined in accordance with the allocation provisions of a partnership agreement.  However, under Section 704(b) of the Code, an allocation will be respected only if it either has “substantial economic effect” or is in accordance with the partner’s “interest in the partnership.” If an allocation contained in the Partnership Agreement does not meet either test, the IRS will make the allocation in accordance with its determination of the Partner’s interest in the Fund.

The Regulations under Section 704(b) of the Code are extremely complex and in many respects subject to varying interpretations.  The allocations contained in the Partnership Agreement may not comply in all respects with the Regulations’ requirements for having substantial economic effect or for being deemed to be in accordance with the Partners’ interests in the Fund.  However, although the matter is not free from doubt, the General Partner believes that the allocations to the Partners contained in the Partnership Agreement are in accordance with the Partners’ interests in the Fund and will be sustained in all material respects.  It should be noted, however, that there can be no assurance that the IRS will not claim that these allocations are not in accordance with the Partners’ interests in the Fund and, therefore, attempt to change the allocations to the Partners.  In such an event, some Partners’ distributive shares of the Fund’s taxable income may increase, while others’ may decrease.

Under the Partnership Agreement, the General Partner has the sole and absolute discretion to allocate specially an amount of the Fund’s capital gain (including short-term capital gain) for federal income tax purposes to a withdrawing Partner to the extent that its Capital Account would otherwise exceed its adjusted tax basis in its Interest.  There can be no assurance that, if the General Partner makes such a special allocation, the IRS will accept such allocation.  If such allocation is successfully challenged by the IRS, the Fund’s gains allocable to the remaining Partners would be increased.

Differences between Book Income and Tax Income

Profits and losses allocated to the Partners will include their respective shares of unrealized gain or loss.  However, such items may not be taken into account for federal income tax purposes until realized or, in some cases, even later.  If the relative interests of the Partners change in the interim (e.g., because of the admission of a new Partner or a withdrawal of a Partner), the gain or loss recognized for tax purposes on the disposition of an asset will be allocated, to the extent possible, to reflect the prior allocation of the unrealized gain or loss, which will not necessarily be in the same nature as the interests of the Partners at the time of disposition.  For these and similar reasons, it is possible for a Partner to be allocated taxable income even though the Fund (or that Partner) suffers an economic loss, or be allocated tax losses at a time that the Fund (or that Partner) enjoys substantial economic profits.  Usually, such discrepancies even out over a period of time, but, because of certain technical rules under subchapter K of the Code, it may be impossible to do so in all cases.  The General Partner will make such corrective allocations as, consistent with the tax law and after consulting with the Fund’s tax advisors, may in its judgment be most appropriate to eliminate or minimize these differences between book and tax income.

Basis of Fund Interest and Distributions

A Partner’s tax basis in its Interest will include the amount of money, and/or its tax basis in securities or other property, that the Partner contributes to the Fund, increased principally by (i) any additional contributions made by the Partner to the Fund, (ii) the Partner’s distributive share of any Fund income, and (iii) the amount, if any, of the Partner’s share of the Fund’s nonrecourse indebtedness; and decreased, but not below zero, principally by (x) distributions from the Fund to the Partner, (y) the amount of the Partner’s distributive share of the Fund’s losses, and (z) any reduction in the Partner’s share of the Fund’s nonrecourse indebtedness.  In the case of non-liquidating distributions other than cash (and other than certain ordinary income type assets, like accounts receivable) the basis is reduced (but not below zero) by the basis of the property distributed.

It is possible that investors in the Fund will contribute property to the Fund in exchange for Interests in the Fund.  Generally, if the property contributed constitutes a diversified portfolio of stocks and securities for purposes of the Regulations under Section 351 of the Code as applicable to transfers under Section 721 of the Code, any gain realized on such contribution should not be recognized by an investor making such in-kind contribution.  However, in view of the complexity of the rules governing the tax treatment of such transfer, a prospective investor contemplating a contribution other than cash to the Fund (or such a contribution to the Fund, if consented to by the General Partner) is urged to consult with its tax advisor with respect to the tax consequences thereof.

Generally, a cash distribution to a Limited Partner will be taxable only to the extent it exceeds the Partner’s tax basis in its Interests.  The amount of that excess generally would be taxable as capital gain.  To the extent the Fund is considered an investment partnership, distributions of property other than cash (or certain ordinary income type assets) are generally not taxable although any unrealized gain with respect to such property may be taxable upon the subsequent disposition of such property.

Special rules apply in determining the basis of an interest in a partnership which has been transferred in a taxable transaction or by reason of death.  Each prospective investor should consult with its own tax advisor with regard to such transfers.

Sale of an Interest or Withdrawal

A Limited Partner generally will recognize capital gain or loss on the sale of an Interest or upon a complete withdrawal from the Fund.  The amount of gain or loss recognized will be determined by the difference between the amount realized and the Limited Partner’s adjusted tax basis in its Interest.  See “Basis of Fund Interest and Distributions,” above.  For this purpose, the amount realized includes the Limited Partner’s share of outstanding Fund nonrecourse liabilities, if any.  Under certain circumstances, a portion of the gain may be taxable as ordinary income.

As discussed above, the Partnership Agreement provides that the General Partner may specially allocate items of Fund capital gain (including short-term capital gain) to a withdrawing Partner to the extent its Capital Account would otherwise exceed its adjusted tax basis in its Interest.  Such a special allocation may result in the withdrawing Partner recognizing capital gain, which may include short-term capital gain, in the Partner’s last taxable year in the Fund, thereby reducing the amount of long-term capital gain recognized during the tax year in which it receives its liquidating distribution upon withdrawal.

Elections as to Basis Adjustments

The Partnership Agreement does not require the General Partner to make an election as to basis adjustments under Section 754 of the Code, nor does it prohibit the General Partner from doing so.  In general, a Section 754 election, if made, would permit the Fund to adjust the tax basis of its assets to reflect a transferee Partner’s basis in an Interest in the Fund sold or exchanged, or transferred upon the death of a Partner.  Certain adjustments might also arise if assets are distributed in kind.  These elections are usually beneficial if the Fund’s properties have appreciated in value.  However, if there are many transfers or distributions to which the election applies, the calculation of the adjustments and the necessary record keeping become extremely complicated and costly.  Consequently, the General Partner, in its sole and absolute discretion, may choose not to make the election.

Other elections may be available as well in accordance with applicable rules.  The General Partner may exercise its sole and absolute discretion in making such elections.

Treatment of Fees

The Fund intends to deduct the Management Fee either as an ordinary and necessary business expense or as an expense incurred to produce income.

The Adviser believes that the Adviser’s Management Fee is reasonable and approximates the amount which would be paid to an unrelated third party.  However, the IRS may disallow all or part of the deduction for such fee.  The determination of whether the fee is reasonable in amount and deductible in full involves factual questions and thus there can be no assurance that the IRS will not contest the amount of the deduction by asserting that it is excessive and the expenditure is in whole or in part a capital expense or other non-deductible expenditure.

Limitations on Deductibility of Certain Expenses

Under Section 163(d) of the Code, the deduction of investment interest by an individual on indebtedness incurred to purchase or carry investment property is limited to the amount of the taxpayer’s net investment income.  Investment interest generally includes interest paid by the Fund on its debt and would usually include interest paid by a Limited Partner on indebtedness incurred to purchase or carry such Limited Partner’s interest in the Fund to the extent the Limited Partner’s interest in the Fund is investment property.  Property held for investment includes (1) any interest in an activity involving the conduct of a trade or business which is not passive if the taxpayer does not materially participate in the activity and (2) generally, partnership property that produces “portfolio” income.  Thus, it is anticipated that the Limited Partners that are individuals will be subject to the investment interest limitations.

It is anticipated that income earned by the Fund and passed through to the Limited Partners should be included in net investment income. If the income were not included in net investment income, a non-corporate Limited Partner might be denied a deduction for all or part of that portion of its distributive share of the Fund’s ordinary losses that is attributable to interest expense, unless such Limited Partner has sufficient investment income from other sources.

A Limited Partner who could not deduct losses currently as a result of the application of Section 163(d) would be entitled to carry those losses forward to future years, when the same limitation would again apply.  Thus, subject to certain limitations, investment interest expense which is not deductible in a taxable year can be carried forward until all disallowed amounts have been deducted.

Subject to certain enumerated exceptions, Section 67(a) of the Code provides that an individual taxpayer’s miscellaneous itemized deductions, including investment expenses (but not investment and other interest deductible under Section 163 of the Code), are deductible only to the extent they exceed two percent (2%) of the taxpayer’s adjusted gross income.  Regulations issued by the Treasury Department prohibit the indirect deduction through partnerships and other passthrough entities of amounts that would not be deductible if paid by the individual.  Thus, the limitation would apply to the Fund’s expenses if the Fund were not considered to be engaged in a trade or business.  A determination of whether the Fund’s activities may constitute a trade or business for such purpose is dependent upon an analysis of all facts and circumstances.  Accordingly, prospective investors should consult their tax advisors regarding the potential impact of the two percent (2%) rule on their particular tax situations.  In addition, certain itemized deductions of an individual are subject to reduction under Section 68(a) of the Code to the extent the individual’s adjusted gross income exceeds $142,700 ($71,350 in the case of a married individual filing a separate return) as increased for inflation.  The reduction is equal to the lesser of three percent (3%) of the excess of his adjusted gross income over the foregoing dollar amount or eighty percent (80%) of those itemized deductions otherwise allowable.  This reduction occurs after the two percent (2%) rate is taken into account.  Under the Economic Growth and Tax Relief Reconciliation Act of 2001, this limitation on itemized deductions is phased out by one-third in 2006 and two-thirds in 2008, and completely repealed in 2010.

Gain or Loss on Disposition of Securities

Gains and losses with respect to stock or securities generally will be recognized for tax purposes on the date of sale or other disposition of the stock or securities. Gains and losses recognized with respect to stock or securities will generally be capital gains and losses and will be long-term capital gains and losses if the property was held for more than the long-term holding period.  The minimum long term holding period is generally twelve (12) months.  The application of certain federal income tax rules relating to short sales, so called “wash sale” and “straddle” transactions, and trading of certain future and forward contracts may affect the manner in which the Fund determines its holding period for certain securities, its characterization of the gain with respect to such securities as ordinary or capital and, if capital, as short-term or long-term, and the timing of the recognition of certain gains and losses with respect to certain securities. Under the Jobs and Growth Tax Relief Reconciliation Act of 2003, net capital gains (the excess of long-term capital gain over short-term capital loss, if any) of individuals on capital assets (other than collectibles and small business stock) held more than twelve (12) months is taxed at a maximum rate of fifteen percent (15%). Gains arising from real estate depreciation recapture, however, are taxed at a maximum rate of no less than twenty-five percent (25%). These rates are scheduled to expire at the end of 2010.

Net long-term capital gain may not be offset by investment interest expense, except to the extent that it arises from the disposition of property held for investment and the taxpayer elects to take the net long-term capital gain into account as “investment income.”  To the extent that the taxpayer makes such an election, the net capital gain is not eligible for the maximum fifteen percent (15%) tax rate.

There may be circumstances in which a taxpayer eligible for the benefit of the fifteen percent (15%) marginal rate in effect forfeits both on a present and a carryover basis the benefits of certain losses and other deductions (including net operating loss carryovers).  This situation is likely to arise if the taxpayer’s net capital gain is large relative to his available items of deduction and his income other than net capital gain.  However, other taxpayers may also find themselves in such a situation, as a result of their own individual tax attributes, and a particular taxpayer’s situation may vary from year to year.  Accordingly, each potential Limited Partner should consult with his tax advisor regarding whether there would be any benefit to him from the fifteen percent (15%) rate.

Fund Tax Returns; Audit

The Fund tax returns are subject to review by the IRS and other taxing authorities, which may dispute the Fund’s tax positions.  There can be no assurance that these authorities will not adjust the tax figures reported in the Fund returns.  Any recharacterizations or adjustments resulting from an audit may require each Partner to pay additional income taxes and interest and possibly result in an audit of other items on the Partner’s own return, and any audit of a Partner’s return could result in adjustments of non-Fund, as well as Fund, income and deductions.  Any adjustment would give rise to interest and could give rise to penalties.

Generally, upon an IRS audit, the tax treatment of Fund items will be determined at the Fund level pursuant to administrative or judicial proceedings conducted at the Fund level.  Each Limited Partner generally will be required to file its tax returns in a manner consistent with the information returns filed by the Fund or be subject to possible penalties, unless the Limited Partner files a statement with its return on IRS Form 8082 describing any inconsistency.  Pursuant to the Partnership Agreement, the Limited Partners will cause there to be at all times one Partner that is a Partner of the Fund that shall be the “tax matters partner” of the Fund.  The General Partner will be able to extend the statute of limitations on behalf of all Limited Partners with respect to Fund items.  A Limited Partner may file with the IRS a statement that the General Partner does not have the authority to enter into a settlement agreement on behalf of that Partner.

Passive Foreign Investment Companies

It is possible that the Fund may invest from time to time in non-U.S. corporations treated as “passive foreign investment companies” (“PFICs”) for U.S. federal income tax purposes.  A PFIC is defined as any foreign corporation in which either 75% or more of its gross income for the taxable year is “passive income” or 50% or more of its assets (by value) generate “passive income.”  There is no minimum stock ownership requirements for PFICs.  Under the PFIC attribution rules, shares in such companies which are owned directly or indirectly by a passthrough entity (such as the Fund) are deemed to be owned by the partners or members of such entity.  If the Fund were to invest in a PFIC, any gain on disposition of stock of the PFIC, as well as income realized on certain “excess distributions” by the PFIC, would be treated as though realized ratably over the shorter of a U.S. Limited Partner’s holding period for its Interest or the Fund’s holding period for the PFIC shares.  Such gain or income would be taxed as ordinary income.  In addition, an interest charge would be imposed on the U.S. Limited Partner based on the tax deferred from prior years.  If the Fund were to invest in a PFIC and the Fund elected to treat its interest in the PFIC as a “qualified electing fund” (a “QEF”) under the Code, in lieu of the foregoing treatment, such Limited Partner would be required to include in income each year a portion of the ordinary earnings and net capital gains of the QEF, even if not distributed to the Fund or the Limited Partners.  To make such election, among other things, the IRS would have to be supplied with an information statement provided by the PFIC.  Alternatively, an election may be made in the case of certain “marketable stock” to “mark to market” the stock of a PFIC on an annual basis.  Pursuant to such an election, a U.S. Limited Partner would include in each year as ordinary income the excess, if any, of the fair market value of such stock over its adjusted basis at the end of the taxable year.  Although the Fund does not intend to invest significant amounts in PFICs, there can be no assurance that a company in which the Fund invests will not qualify as a PFIC or that a PFIC in which the Fund does invest will provide the information necessary for a QEF election to be made.  Each U.S. Limited Partner is urged to consult his or its own tax advisor with respect to the tax consequences to such Limited Partner under the PFIC rules.

Unrelated Business Taxable Income

Generally, an exempt organization (such as, without limitation, a qualified pension or profit sharing plan exempt under Section 501(a) of the Code) is exempt from federal income tax on its passive investment income, such as dividends, interest and capital gains, whether realized by the organization directly or indirectly through a partnership in which it is a partner.

This general exemption from tax does not apply to the “unrelated business taxable income” (“UBTI”) of an exempt organization.  UBTI includes “unrelated debt-financed income,” which generally consists of (i) income derived by an exempt organization (directly or through a partnership) from income-producing property with respect to which there is “acquisition indebtedness” at any time during the taxable year, and (ii) gains derived by an exempt organization (directly or through a partnership) from the disposition of property with respect to which there is “acquisition indebtedness” at any time during the twelve-month period ending with the date of such disposition.

The Fund may, directly or indirectly, through the Investment Funds, incur “acquisition indebtedness” with respect to certain of its transactions, such as the purchase of securities on margin or the use of funds borrowed from others for the purpose of pursuing its investment objectives.  To the extent the Fund recognizes income (i.e., dividends and interest) from securities with respect to which there is “acquisition indebtedness” during a taxable year, the percentage of such income which will be treated as UBTI generally will be based on the percentage which the “average acquisition indebtedness” incurred with respect to such securities is of the “average amount of the adjusted basis” of such securities during the taxable year.

To the extent the Fund recognizes capital gains from securities with respect to which there is “acquisition indebtedness” at any time during the twelve-month period ending with the date of their disposition, the percentage of such gain which will be treated as UBTI will be based on the percentage which the highest amount of such “acquisition indebtedness” is of the “average amount of the adjusted basis” of such securities during the taxable year.  In determining the unrelated debt-financed income of the Fund, an allocable portion of deductions directly connected with the Fund’s debt-financed property is taken into account.  Thus, for instance, a percentage of capital losses from debt-financed securities (based on the debt/basis percentage calculation described above) would offset gains treated as UBTI.

Since the calculation of the Fund’s “unrelated debt-financed income” is complex and will depend in large part on the amount of leverage used by the Adviser from time to time, it is impossible to predict what percentage of the Fund’s income and gains will be treated as UBTI for a Limited Partner which is an exempt organization.  An exempt organization’s share of the income or gains of the Fund which is treated as UBTI may not be offset by losses of the exempt organization either from the Fund or otherwise, unless such losses are treated as attributable to an unrelated trade or business (e.g., losses from securities for which there is acquisition indebtedness).

To the extent that the Fund generates UBTI, directly or indirectly, the applicable federal tax rate for such a Limited Partner generally would be either the corporate or trust tax rate depending upon the nature of the particular exempt organization.  An exempt organization may be required to support, to the satisfaction of the IRS, the method used to calculate its UBTI.  The Fund will be required to report to a Partner which is an exempt organization information as to the portion of its income and gains from the Fund for each year which will be treated as UBTI.  The calculation of such amount with respect to transactions entered into by the Fund is highly complex, and there is no assurance that the Fund’s calculation of UBTI will be accepted by the IRS.

In general, if UBTI is allocated to an exempt organization such as a qualified retirement plan or a private foundation, the portion of the Fund’s income and gains which is not treated as UBTI will continue to be exempt from tax, as will the organization’s income and gains from other investments which are not treated as UBTI.  Therefore, the possibility of realizing UBTI from its investment in the Fund generally should not affect the tax-exempt status of such an exempt organization.  However, a charitable remainder trust will not be exempt from federal income tax under Section 664(c) of the Code for any year in which it has UBTI.  Moreover, the charitable contribution deduction for a trust under Section 642(c) of the Code may be limited for any year in which the trust has UBTI.  A prospective investor should consult its tax advisor with respect to the tax consequences of receiving UBTI from the Fund.

IRS Reporting Requirements

Under recently issued Regulations, funds and, in certain circumstances, investors in funds are generally required to disclose to the IRS their participation in certain transactions, including certain “loss transactions” which result in a loss of at least $2 million in any taxable year (or an aggregate of $4 million over a period of six taxable years) for certain partnerships and for individuals.  However, an individual or a trust will be treated as engaged in a “loss transaction” if it claims a loss from a foreign currency transaction, either directly or through a pass-through entity such as the Fund, of at least $50,000 in any taxable year.  While the IRS has exempted many transactions from the reporting requirements, certain transactions, including certain straddle transactions and certain foreign currency transactions, are not so exempt.  The Fund will notify any Partner who may have an IRS reporting requirement under the new Regulations with respect to any non-exempt “loss transaction” entered into by the Fund.  Each prospective investor should consult with his own tax advisor with regard to the possible application of the IRS reporting requirements under the new Regulations to his investment in the Fund.

State and Local Taxes

Each Limited Partner may be liable for state and local income taxes payable in the state or locality in which it is a resident or doing business or in a state or locality in which the Fund conducts or is deemed to conduct business.  In addition, the Fund may operate in states and localities which impose taxes on the Fund’s assets or income.  The income tax laws of each state and locality may differ from the above discussion of federal income tax laws so each prospective Limited Partner should consult its own tax counsel with respect to potential state and local income taxes payable as a result of an investment in the Fund.

Foreign Taxes

The Fund generally should not be subject to any tax on its entire income or revenues in any jurisdiction outside of the United States of America, although the Fund may be subject to income taxes or withholding taxes at source on dividend, interest and capital gain income derived from certain foreign jurisdictions.  The income tax laws of any such foreign jurisdiction may subject the Fund to tax treatment that differs from the tax treatment of the Fund under domestic law discussed above.

Foreign Limited Partners

A foreign (i.e., non-U.S.) person or entity considering acquiring an Interest in the Fund should consult its own tax advisors as to the federal, state and local tax consequences of an investment in the Fund, as well as with respect to the treatment of income or gain received from the Fund under the laws of its country of citizenship, residence or incorporation.  As a general principle, an investment in the Fund may not be suitable for non-U.S. persons because of certain potentially adverse withholding tax consequences.

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THE FOREGOING IS A BRIEF SUMMARY OF CERTAIN MATERIAL INCOME TAX MATTERS THAT ARE PERTINENT TO PROSPECTIVE INVESTORS.  THE SUMMARY IS NOT, AND IS NOT INTENDED TO BE, A COMPLETE ANALYSIS OF ALL PROVISIONS OF THE FEDERAL INCOME TAX LAW WHICH MAY HAVE AN EFFECT ON SUCH INVESTMENTS.  THIS ANALYSIS IS NOT INTENDED AS A SUBSTITUTE FOR CAREFUL TAX PLANNING.  ACCORDINGLY, PROSPECTIVE INVESTORS ARE URGED TO CONSULT THEIR OWN RESPECTIVE TAX ADVISORS WITH RESPECT TO THEIR OWN RESPECTIVE TAX SITUATIONS AND THE EFFECTS OF THIS INVESTMENT THEREON.

CERTAIN ERISA CONSIDERATIONS

Prudence and Diversification.  Before authorizing an investment in Interests of the Fund, fiduciaries of a pension, profit sharing or other employee benefit plan subject to the Employee Income Security Act of 1974, as amended, (“ERISA Plans”) should consider (i) whether the investment in such Interests satisfies the prudence and diversification requirements of Section 404 of ERISA, (ii) whether such fiduciaries have authority to acquire such Interests under the plan’s investment policies and appropriate governing instruments (including Title I of ERISA) and (iii) whether the investment will result in unrelated business taxable income to the plan (see “Tax Treatment of Fund Investments – Unrelated Business Taxable Income”).  If a fiduciary with respect to an ERISA Plan breaches its responsibilities with regard to selecting an investment or an investment course of action for such ERISA Plan, the fiduciary may be held personally liable for losses incurred by the ERISA Plan as a result of such breach. Accordingly, the Board of Directors requires all ERISA Plans proposing to invest in the Fund to represent, among other things, that: it, and any fiduciaries responsible for the Plan’s investments are aware and understand the Fund’s investment objective, policies and strategies; (ii) the decision to invest assets of the ERISA Plan in the Fund was made with appropriate consideration of relevant investment factors with regard to the ERISA Plan; and (iii) the fiduciary making the investment decision on behalf of the ERISA Plan met its fiduciary duties and obligations as imposed by ERISA in making the decision to invest assets of the ERISA Plan in the Fund; and (iv) it and any fiduciary responsible for the investment of the ERISA Plan’s assets specifically acknowledge that the Adviser of the Fund is neither an ERISA fiduciary nor otherwise responsible for determining whether the initial and continuing investment in a Fund satisfies the ERISA fiduciary responsibilities with respect to that ERISA Plan and that such investment is not a prohibited transaction with respect to the plan investor.

Also, fiduciaries of an individual retirement account (“IRA”), a Keogh plan or other “plan” described in Section 4975(e)(1) of the Code that is not otherwise subject to Title I of ERISA (collectively “Tax-Qualified Plans”), should consider that a Tax-Qualified Plan may only make investments that are authorized by the appropriate governing instruments, and may not engage in a transaction prohibited by the Code.  The fiduciaries of Tax-Qualified Plans acknowledge that they, and not the Adviser or the Manager of any Investment Fund, are responsible for determining whether the initial and continuing investment in the Fund satisfy the requirements of the Code with respect to such plans and have determined that such investment in fact satisfies those requirements.

ERISA imposes fiduciary obligations on any party that manages “plan assets” of an ERISA Plan.  Regulations under ERISA provide that the underlying assets of an investment company registered under the Investment Company Act are not treated as the assets of the individual ERISA Plan investors.  Accordingly, because the Fund is registered as an investment company under the Investment Company Act, the underlying assets of the Fund will not be considered “plan assets” of any Plan investing in the Fund for purposes of the fiduciary rules under ERISA and the prohibited transaction rules under ERISA and the Code.  Thus, neither the Adviser nor any of its affiliates will be fiduciaries with respect to any ERISA Plans or Tax-Qualified Plans (collectively, “Plans”) investing in the Fund based solely on the Adviser’s investment management of the Fund’s assets.

Decision to Invest in Interests.  Certain prospective Plan investors may currently maintain relationships (i.e., investment management, investment advisory or other services) with the Adviser (or an affiliate thereof).  Each such affiliated person may be deemed to be a party in interest (or disqualified person) and/or a fiduciary with respect to such prospective Plan investor. Generally, ERISA prohibits (and the Code imposes and excise tax on) the use of Plan assets for the benefit of a party in interest (or disqualified person) and also prohibits (or penalizes) a Plan fiduciary for using its position to cause a Plan to make an investment from which the fiduciary or a third party in which the fiduciary has an interest would receive a fee or other consideration. Accordingly, fiduciaries of Plans will be required to represent that the decision to invest in the Fund was made by a fiduciary independent of such affiliated persons, that such fiduciaries are duly authorized to make such investment decisions and that they have not relied upon any individualized advice or recommendation of such affiliated persons as a primary basis for the decision to invest in the Fund.

In short, it is the responsibility of any fiduciary or other person with investment responsibilities over the assets of a Plan considering an investment in the Interests of the Fund to see that the above factors have been carefully considered before making an investment. Moreover, because the provisions of ERISA and the related provisions of the Code are highly technical and subject to extensive and varying administrative and judicial interpretation and review, Plan fiduciaries considering an investment in the Fund should consult with their own counsel and advisors regarding the impact of ERISA and the related provisions of the Code.

The discussion of ERISA and Section 4975 of the Code contained in this Memorandum is, of necessity, general and does not purport to be complete.  Moreover, the provisions of ERISA and Section 4975 of the Code are subject to extensive and continuing administrative and judicial interpretation and review.  Therefore, the matters discussed above may be affected by future regulations, rulings and court decisions, some of which may have retroactive application and effect.

ANY POTENTIAL LIMITED PARTNER CONSIDERING AN INVESTMENT IN THE PARTNERSHIP THAT IS, OR IS ACTING ON BEHALF OF, A PLAN (OR A GOVERNMENTAL PLAN SUBJECT TO LAWS SIMILAR TO ERISA AND/OR SECTION 4975 OF THE CODE) IS STRONGLY URGED TO CONSULT ITS OWN LEGAL, TAX AND ERISA ADVISERS REGARDING THE CONSEQUENCES OF SUCH AN INVESTMENT AND THE ABILITY TO MAKE THE REPRESENTATIONS DESCRIBED ABOVE.

MISCELLANEOUS

Amendments to Partnership Agreement

The Partnership Agreement may be amended by the General Partner without further notice to the Limited Partners, without limitation, so as to comply with appropriate regulations (i) if the General Partner registers as an investment adviser with the Securities Exchange Commission, or (ii) such amendment is necessary to comply with changes in the Delaware Revised Uniform Limited Fund Act or federal or state tax provisions.  See the Partnership Agreement for additional amendment provisions.

LEGAL AND ACCOUNTING MATTERS

Cipperman & Company, LLC, 500 East Swedesford Road, Suite 104 Wayne, PA 19087, has acted as counsel to the Fund, the General Partner, and the Adviser in connection with the preparation of this Memorandum and may serve as counsel to other investment funds sponsored or managed by the General Partner, the Adviser or their affiliates.  Should a future dispute arise between the Fund, the General Partner, and the Adviser, separate counsel may be retained as circumstances and professional responsibilities then dictate.  Counsel to the Fund does not represent the investors.

The Fund has retained McGladrey& Pullen, LLP as independent auditor for the Fund.  The General Partner may at its sole and absolute discretion appoint another independent auditor for the Fund without notice to the Limited Partners.

ACCESS TO INFORMATION

Reports

The General Partner intends to furnish all Limited Partners with annual reports and quarterly information.  The annual reports will contain audited (and, all other reports, unaudited) financial information.  The audited financial statements will be examined and reported upon by independent certified public accountants.  In addition, the General Partner will distribute additional information, including, without limitation, a Form K-1 or other appropriate information to enable the Limited Partners to prepare their respective income tax returns, although the preparation of such returns will be the sole responsibility of each Limited Partner and the Fund makes no guarantee that any of the foregoing reports will be received by Limited Partners by any particular time.  Costs incurred with respect to such reporting are treated as an expense of the Fund.

DEFINITIONS

The following terms, as used in this Memorandum, have the following respective meanings. Capitalized terms defined in the Partnership Agreement and not otherwise defined in this Memorandum shall have the meanings set forth in the Partnership Agreement.

“Accredited Investor” shall have the meaning set forth in Rule 501 of Regulation D, promulgated under the Securities Act.

“Administration Agreement” means a certain Agency and Administration Agreement by and between the General Partner and the Administrator dated October 13, 2005.

“Administrator” means JD Clark & Company, Inc. or any successor thereof.

“Adviser” means Persimmon Capital Management, LP, a Delaware limited partnership that is registered as an investment adviser with the SEC.

“Business Day” means any day, excluding Saturdays or Sundays, when the New York Stock Exchange is open for unrestricted trading.

“CEA” means the Commodity Exchange Act, as amended.

“CFTC” means the U.S. Commodity Futures Trading Commission.

“Code” means the Internal Revenue Code of 1986, as amended.

“Confidential Purchaser Questionnaire” means the Confidential Purchaser Questionnaire that is included in the Subscription Materials and that must be delivered by each subscriber to the General Partner.

“ERISA” means the U.S. Employee Retirement Income Security Act of 1974, as amended.

“General Partner” means Persimmon GP, LLC, a Delaware limited liability company.

“Interests” means the classes of limited partnership interests in Persimmon Growth Partners Fund, L.P.

“Investment Company Act” means the Investment Company Act of 1940, as amended.

“Investment Funds” means hedge fund limited partnerships and other pooled investment vehicles in which the Fund invests.

“IRS” means the Internal Revenue Service.

“Limited Partners” means the Persons admitted to the Fund as limited partners.

“Lock-Up Period” means, with respect to any Person, a one year period following the initial purchase of Interests by such Person, subject to certain exceptions.

“Managers” means hedge fund investment managers of Investment Funds in which the Fund invests.

“Memorandum” means this Confidential Private Placement Memorandum dated August 24, 2010 as the same may be further amended or supplemented from time to time, relating to the offering of limited partnership interests in the Fund.

“Monthly Transaction Date” means the time as of (i.e., immediately preceding) the start of business on the first Business Day of each month on which the NYSE is open for unrestricted trading.

“NFA” means the National Futures Association.

“NRSRO” means a nationally recognized statistical rating organization.

“NYSE” means The New York Stock Exchange.

“Offering” means the offer and sale of an unlimited number of limited partnership interests in the Fund.

“Partners” means the General Partner and the Limited Partners of the Fund.

“Fund” means Persimmon Growth Partners Fund, L.P., a Delaware limited partnership.

“Partnership Agreement” means the Amended and Restated Limited Partnership Agreement of the Fund, dated as of June 5, 2010, as the same may be further amended, modified or supplemented from time to time.

“Person” means an individual, corporation, partnership, association, joint stock company, trust or unincorporated organization.

“Quarterly Transaction Date” means the time as of (i.e., immediately preceding) the start of business on the first Business Day of each calendar quarter (i.e., January, April, July and October), on which the NYSE is open for unrestricted trading.

“Regulations” means regulations promulgated by the Department of Treasury of the United States with respect to the Code.

“SEC” means the Securities and Exchange Commission.

“Securities Act” means the Securities Act of 1933, as amended.

“Signature Page and Power of Attorney” means the Signature Page and Power of Attorney accompanying the Subscription Agreement that is included in the Subscription Materials and that must be executed and delivered by each subscriber.

“Subscription Agreement” means the Subscription Agreement that is included in the Subscription Materials and that must be executed and delivered by each subscriber to the Fund.

“Subscription Materials” means the documents provided as an enclosure with this Memorandum which must be executed by prospective investors in accordance with the instructions provided with such materials.

“UBTI” means unrelated business taxable income, as such term is used in the Code.

“Valuation Date” means the day the Net Asset Value of the Fund is determined as of the close of regular trading on the NYSE on the last Business Day immediately preceding each calendar month or at such other times as determined by the General Partner in its sole and absolute discretion.

FINANCIAL STATEMENTS

Persimmon Growth Partners Fund, L.P.

Financial Report

December 31, 2009

Contents

McGladrey & Pullen
Certfied Public Accountants

Report of Independent Registered Public Accounting Firm

To the General Partner

Persimmon Growth Partners Fund, L.P.

We have audited the accompanying statement of assets and liabilities, including the schedule of investments in funds, of Persimmon Growth Partners Fund, L.P. (the Partnership), as of December 31, 2009 and the related statements of operations and cash flows for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended.  These financial statements and financial highlights are the responsibility of the Partnership's management.  Our responsibility is to express an opinion on these financial statements and financial highlights based on our audit.

We conducted our audit in accordance with the standards of the Public Company Accounting Oversight Board (United States).  Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement.  The Partnership is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting.  Our audit included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Partnership’s internal control over financial reporting.  Accordingly, we express no such opinion.  An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation.  Our procedures included confirmation of investments owned as of December 31, 2009 by correspondence with underlying fund advisers.  We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Persimmon Growth Partners Fund, L.P. as of December 31, 2009 and the results of its operations and its cash flows for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

/s/ McGladrey & Pullen, LLP

Chicago, Illinois

August 23, 2010

McGladrey & Pullen, LLP is a member firm of RSM International –
an affiliation of separate and independent legal entities.

1

Persimmon Growth Partners Fund, L.P.

Statement of Assets and Liabilities
December 31, 2009

Assets

Investments in funds, including $21,362,921 pledged, at fair value (cost $22,511,257)	$24,701,276
Prepaid investment in funds, all pledged	5,000,000
Cash and cash equivalents	76,300
Redemptions receivable	2,818,469
Other	535

Total assets	32,596,580

Liabilities

Proceeds held for pending sale of investments in funds to Persimmon Absolute
Return Master Fund, L.P.	3,290,800
Borrowings on line of credit	1,650,000
Management fee payable	110,215
Fund administration and accounting fees payable	67,517
Due diligence fees payable	28,000
Legal fees payable	2,026
Other fees payable	3,347
Custody fees payable	4,698
Withdrawals payable	702,148

Total liabilities	5,858,751

Net assets	$26,737,829

Components of Net Assets

Capital contributions (net)	$20,181,294
Accumulated net investment loss	(5,148,231)
Accumulated net realized gain	9,514,747
Accumulated net unrealized appreciation on investments	2,190,019

$26,737,829

See Notes to Financial Statements.

2

Persimmon Growth Partners Fund, L.P.

Schedule of Investments in Funds
December 31, 2009

					Redemptions
	Fair		Percent of		Permitted
	Value		Net Assets	Strategy	(Note 4)
Investments in Funds (all non-income producing)
United States (cost $18,940,647)
CCM Small Cap Value, LP 1 (2.09% owned)
(holds an investment in CCM Master Qualified
Fund, Ltd. with a fair value of $17,564,894)	$364,795		1.36%	Long/short equity	Semi-annually
CIM Discovery Fund, Ltd. Class B	323,428	*	1.21	Long/short equity	Quarterly
D.E. Shaw Oculus Fund, L.L.C. (0.06% owned)
(holds an investment in D.E. Shaw Oculus
Portfolios, L.L.C. with a fair value of $1,927,532,000)	1,059,162		3.96	Global macro	Quarterly
Diamondback Partners, L.P. (0.16% owned)
(holds an investment in Diamondback Master
Fund, Ltd. with a fair value of $902,820,193)	1,450,998	*	5.43	Long/short equity	Quarterly, lock until 12-10
Greenlight Capital, L.P.	2,192,290	*	8.20	Long/short equity	Annually
Harbinger Capital Partners Special Situations Fund, L.P.	1,022,174	*	3.82	Special situations	Temporarily suspended
Highline Select, L.P.	1,391,170	*	5.20	Long/short equity	Quarterly
Horseman European Select Fund, L.P.	1,394,017	*	5.21	Long/short equity	Monthly
Libra Fund, L.P.	1,837,427		6.87	Long/short equity	Annually
MAK One Fund, L.P. (0.44% owned)
(holds an investment in MAK Capital
Fund, L.P. with a fair value of $479,117,588)	1,978,911	*	7.40	Long/short equity	Quarterly, lock until 6-11
Passport II, L.P. (0.28% owned)
(holds an investment in Passport Global Master
Fund SPC, Ltd. with a fair value of $510,613,707)	1,426,402	*	5.34	Long/short equity	Quarterly
Pershing Square, LP	1,650,261	*	6.17	Event	One year rolling
Plainfield Direct, Inc.	587,708	*	2.20	Direct lending	Through tender offer
Southpoint Qualified Fund, L.P. (0.20% owned)
(holds an investment in Southpoint Master Fund, L.P.
with a fair value of $651,004,551)	1,304,843	*	4.88	Long/short equity	Certain restrictions
Visium Balanced Fund, L.P. (0.88% owned)
(holds an investment in Visium Balanced Master
Fund, Ltd. with a fair value of $143,162,934)	1,259,585	*	4.71	Long/short equity	Certain restrictions
Whitebox Concentrated Convertible Arbitrage Fund,
L.P. (1.09% owned) (holds an investment in
Whitebox Convertible Arbitrage Partners, L.P.				Convertible
with a fair value of $127,652,914)	1,381,307	*	5.17	arbitrage	Annually
Other funds, grouped by strategy
Long/short equity	76,971		0.29		Quarterly
Special situations	116,289	*	0.43		Temporarily suspended
Total United States	20,817,738		77.85

Cayman Islands (cost $2,400,000)
Bluefin Investors, L.P. (1.46% owned)
(holds an investment in Bluefin Investors Master
Fund, L.P. with a fair value of $104,342,006)	1,522,058	*	5.69	Long/short equity	Quarterly
Capital Hedge Fund, Ltd. Class G	854,760	*	3.20	Global macro	Monthly, lock until 3-11
Total Cayman Islands	2,376,818		8.89

British Virgin Islands (cost $1,170,610)
Third Point Ultra, Ltd. (0.66% owned)
(holds an investment in Third Point Ultra Master
Fund, L.P. with a fair value of $279,105,951)	1,490,470	*	5.57	Event	Various
Other funds, grouped by strategy
Long/short equity	16,250	*	0.06		As liquidity permits
Total British Virgin Islands	1,506,720		5.63

Total Investments in funds	$24,701,276		92.37%

* Pledged (see Note 6)

See Notes to Financial Statements.

3

Persimmon Growth Partners Fund, L.P.

Statement of Operations
Year Ended December 31, 2009

Investment income:
Interest income	$2,269

Expenses:
Management fees	434,474
Fund administration and accounting expense	80,500
Due diligence expense	44,000
Custody expense	13,500
Interest expense	1,007
Other	42,770
616,251

Net investment loss	(613,982)

Realized and unrealized gains on investments in funds:
Net realized gains on investments in funds	3,813,461
Change in net unrealized gains on investments in funds	1,260,935

Net gain on investments in funds	5,074,396

Net increase in net assets resulting from operations	$4,460,414

See Notes to Financial Statements.

4

Persimmon Growth Partners Fund, L.P.

Statements of Changes In Net Assets
Years Ended December 31, 2008 and 2009

Net assets, January 1, 2008	$43,686,034

Net decrease in net assets resulting from operations	(13,826,682)

Partner capital transactions:
Contributions	1,950,000
Withdrawals	(4,755,563)
(2,805,563)

Net decrease in net assets	(16,632,245)

Net assets, December 31, 2008	27,053,789

Net increase in net assets resulting from operations	4,460,414

Partner capital transactions:
Contributions	500,000
Withdrawals	(5,276,374)
(4,776,374)

Net decrease in net assets	(315,960)

Net assets, December 31, 2009	$26,737,829

The General Partner did not maintain a capital account in the Partnership during 2008 or 2009.

See Notes to Financial Statements.

5

Persimmon Growth Partners Fund, L.P.

Statement of Cash Flows
Year Ended December 31, 2009

Cash Flows from Operating Activities
Net increase in net assets resulting from operations	$4,460,414
Net realized gains on investments in funds	(3,813,461)
Change in net unrealized gains on investments in funds	(1,260,935)
Amounts invested in funds	(15,716,895)
Amounts redeemed from funds	17,190,508
Changes in:
Other assets	(242)
Proceeds held for pending sale of investments in funds to Persimmon Absolute
Return Master Fund, L.P.	3,290,800
Management fee payable	(7,799)
Fees payable	15,817
Net cash provided by operating activities	4,158,207

Cash Flows from Financing Activities
Contributions	500,000
Withdrawals paid	(6,294,226)
Additional borrowing on line of credit	1,550,000
Net cash used in financing activities	(4,244,226)

Decrease in cash and cash equivalents	(86,019)

Cash and cash equivalents:
Beginning of year	162,319

End of year	$76,300

Supplemental Disclosures of Cash Flow Information
Cash paid for interest	$1,007
Payments of withdrawals payable as of December 31, 2008	$1,720,000

Supplemental Schedule of Noncash Financing Activities
Withdrawals payable as of December 31, 2009	$702,148

See Notes to Financial Statements.

6

Note 1.	Nature of Activities and Significant Accounting Policies

Persimmon Growth Partners Fund, L.P. (the Partnership) commenced operations during January 2004. The principal investment objective of the Partnership is to achieve long-term appreciation of investors' capital by investing in various hedge fund limited partnerships and other pooled investment vehicles managed by experienced investment managers.  Persimmon GP, L.L.C. is the Partnership's General Partner and is responsible for its operations.  Persimmon Capital Management, L.P. is the Adviser of the Partnership and manages and invests the assets of the Partnership.  Beginning in 2009, the Partnership’s Adviser and General Partner agreed to formally modify the investment objectives of the Partnership.  Thus, the Partnership is in the process of converting from a multi-strategy fund of funds to a single strategy long-short fund of funds, targeting investments in 20 to 25 underlying long-short equity hedge funds.

Investments in funds consists of investments in limited partnerships and limited liability companies, as described above, made at the sole discretion of the General Partner and Adviser, that invest and trade in a variety of securities and other financial instruments, either directly or indirectly, by investing in other limited partnerships and commodity pools.  Interests in the underlying investment funds are carried at fair value, as described below.

To achieve its investment objective, certain of the funds may invest in securities, including private company holdings that are not readily marketable or otherwise involve special consideration, including, but not limited to, regulatory or other legal restrictions.

Investments in the underlying funds are carried at fair value, as determined by the Adviser based on information provided by the professional managers.  In determining fair value, the Adviser utilizes the valuation reflected on the financial statements and other financial reports of the underlying investment funds.  The underlying investment funds value securities and other financial instruments at market prices, when possible, or at fair value determined by the respective fund's general partner or manager when no market value is determinable.  The estimated fair values of certain of the investments of the underlying investment entities, which may include derivatives and other securities for which prices are not readily available, may not reflect amounts that could be realized upon immediate sale, nor amounts that may be ultimately realized.  Accordingly, the estimated fair values may differ significantly from the values that would have been used had a ready market existed for these investments, and differences could be material.

During the last week of December 2009, the Partnership contributed $5,000,000 into underlying investment funds.  The Partnership’s contributions began to participate in the activities of the underlying investment funds effective January 1, 2010.

Amounts held in a bank checking account and money market fund with maturities of less than three months at the time of purchase are included in cash and cash equivalents.  The Partnership is at risk to the extent it maintains balances in excess of federally insured limits.

Investment transactions are recorded on the trade date.  Interest income and expense are recorded on the accrual basis. Other expenses are recorded on the accrual basis as incurred.

In preparing financial statements in conformity with accounting principles generally accepted in the United States of America (GAAP), management makes estimates and assumptions that affect the reported amounts of assets and liabilities and disclosures of contingent assets and liabilities at the date of the financial statements, as well as the reported amounts of revenue and expenses during the reporting period.  Actual results could differ from those estimates.

7

Note 1.	Nature of Activities and Significant Accounting Policies (Continued)

In July 2009, the Financial Accounting Standards Board (FASB) launched the FASB Accounting Standards Codification (the Codification) as the single source of GAAP. While the Codification did not change GAAP, it introduced a new structure to the accounting literature and changed references to accounting standards and other authoritative accounting guidance. The Codification did not have an effect on the Partnership’s statements of assets and liabilities, operations or changes in net assets.

Note 2.	Partnership Agreement

Pursuant to the terms of the partnership agreement, the Adviser receives a quarterly management fee equal to 0.4375 percent of the Partnership's net assets as of the last business day of the calendar quarter for its management services (1.75 percent per annum).  The Adviser may waive, and has waived, the management fee with respect to an affiliate.

Changes in net assets resulting from operations are allocated to the limited partners in accordance with each partner's ownership percentage.

Capital contributions to the Partnership may be made at the beginning of any month.

At the discretion of the General Partner, each limited partner may withdraw funds by giving 60 days' prior written notice as of the first day of the calendar quarter, provided that the partner has been in the Partnership for at least one year.  In accordance with GAAP, financial instruments mandatorily redeemable at the option of the limited partner are classified as liabilities when a withdrawal request has been received and a withdrawal amount has been determined.  As of December 31, 2009, withdrawals payable of $702,148 represented amounts anticipated to be paid to limited partners that withdrew from the Partnership during 2009.

The Partnership is responsible for ongoing operating expenses, such as audit, accounting, legal and regulatory costs and the General Partner's due diligence expenses in selecting and monitoring professional managers.

Note 3.	Fair Value Measurements

GAAP establishes a fair value hierarchy and specifies that a valuation technique used to measure fair value shall minimize the use of nonobservable inputs.  The objective of a fair value measurement is to determine the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at measurement dates.  The fair value hierarchy gives the highest priority to quoted prices in active markets for identical assets or liabilities (Level 1) and the lowest priority to unobservable inputs (Level 3). The three levels of the fair value hierarchy under are GAAP described below:

Level 1. Unadjusted quoted prices for identical assets or liabilities in active markets that the Partnership has the ability to access at the measurement date.

Level 2. Inputs other than quoted prices within Level 1 that are observable for the asset or liability, either directly or indirectly.

Level 3. Inputs are unobservable for the asset or liability and include situations where there is little, if any, market activity for the asset or liability.  The inputs into the determination of fair value are based upon the best information in the circumstances and may require significant management judgment or estimation.

8

Note 3.	Fair Value Measurements (Continued)

In certain cases, the inputs used to measure fair value may fall into different levels of the fair value hierarchy. In such cases, an investment’s level within the fair value hierarchy is based on the lowest level of input that is significant to the fair value measurement. The Partnership's assessment of the significance of a particular input to the fair value measurement in its entirety requires judgment, and considers factors specific to the investment.

Depending on the redemption options available, it may be possible that the reported net asset value (NAV) represents fair value based on observable data such as ongoing redemption and/or subscription activity.  In these cases, the NAV is considered as a Level 2 input.  However, certain hedge funds may provide the manager with the ability to suspend or postpone redemption (a gate), or a “lock-in period” upon initial subscription, within which the Partnership may not redeem without incurring a penalty.  In the case of the imposition of a gate, if a “lock-in-period” of in excess of 3 months is remaining at the balance sheet date, or if the Partnership may not redeem its holding in the fund within 3 months or less, the General Partner’s ability to validate or verify the NAV through redeeming is impaired, and the interest is generally classified as Level 3.

Investments in money market funds are stated at fair value based on published net asset values of shares owned by the Partnership.

The following table presents the Partnership’s fair value hierarchy for those investments measured at fair value on recurring basis as of December 31, 2009:

Description	Level 1	Level 2	Level 3	Total

Money market fund	$58,325	$-	$-	$58,325
Investments in funds	-	6,321,355	18,379,921	24,701,276
	$58,325	$6,321,355	$18,379,921	$24,759,601

Financial instruments classified as Level 3 in the fair value hierarchy represent the Partnership’s investments in financial instruments in which the Adviser has used at least one significant unobservable input in the valuation model.  The following table presents a reconciliation of activity for the Level 3 financial instruments:

Balance, January 1, 2009	$26,824,544
Transfers out, due to change in accounting estimate	(12,561,361)
Realized and unrealized gains and losses on investments in funds:
Net realized gains on investments in funds	4,059,218
Net change in unrealized gains on investments in funds	1,332,383
Amounts invested in funds	7,416,895
Amounts withdrawn from funds	(8,691,758)
Balance, December 31, 2009	$18,379,921

Net change in unrealized gains from Level 3 investments still held
as of December 31, 2009	$1,533,812

9

Note 3.	Fair Value Measurements (Continued)

During the year ended December 31, 2009, FASB issued additional guidance for Investment in Certain Entities that Calculate Net Asset Value per Share (or its Equivalent), which among other things, provides new guidance on classifying these investments within the fair value hierarchy.  The adoption of this guidance resulted in the transfer of certain investments from Level 3 to Level 2 as of January 1, 2009.

Note 4.	Risks

Each underlying fund in which Partnership has invested has the right to temporarily restrict withdrawals/redemptions for periods of time beyond those described in the schedule of investments in funds.  Such restrictions have been imposed on some of the Partnership's investments as of December 31, 2009.  These restrictions may restrict the Partnership's ability to satisfy future withdrawal requests.

As of December 31, 2009, the Partnership had no unrecorded direct commitments to purchase or sell securities, financial instruments or commodities.  The Partnership may have indirect commitments that arise through positions held by the underlying funds in which the Partnership invests directly and indirectly.  These underlying funds utilize a variety of financial instruments in their trading strategies, including, but not limited to, equity and debt securities of U.S. and foreign issuers, options and futures, forwards and swap contracts.  These financial instruments contain various degrees of off-balance-sheet risk, including both market and credit risk.  Market risk is the risk of potential adverse changes to the value of the financial instruments and their derivatives because of changes in market conditions such as, but not limited to, interest and currency rate movements and volatility in commodity or security prices.  Credit risk is the risk of the potential inability of counterparties to perform under the terms of the contracts, which may be in excess of the amounts recorded in the respective underlying funds' balance sheet.  In addition, the underlying funds may sell securities not yet purchased, whereby a liability is created for the repurchase of the security at prevailing prices.  The ultimate obligation to satisfy the sales of securities sold, not yet purchased may exceed the amount recognized on their respective balance sheets.  However, as a limited partner/shareholder in these underlying funds, the Partnership's financial risk is limited to the fair value of its investments, which is reflected on the statement of assets and liabilities.  The Partnership is also exposed to potential credit risk through its cash held at financial institutions.  The Partnership seeks to mitigate its exposure to this credit risk by placing its cash with major institutions.

Note 5.	Related-Party Transactions

During 2009, the Adviser charged management fees of $434,474, of which $110,215 was payable as of December 31, 2009.

During 2009, the Partnership entered into an agreement to sell two of its underlying investments in funds valued at $3,573,597 to Persimmon Absolute Return Master Fund, L.P. (the Master Fund), an investment company related to the Fund through common management.  The Fund received $3,290,800 from the Master Fund in December 2009 and the remaining amount of $282,797 was received in January 2010.  The full fair value of these two investments and the proceeds held for this pending sale of investments in funds to the Master Fund are reflected in the statement of assets and liabilities as of December 31, 2009.  On January 1, 2010, legal ownership of these two funds transferred from the Partnership to the Master Fund.

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Note 6.	Line of Credit

The Partnership has a credit agreement with the Royal Bank of Canada providing the Partnership with $10,000,000 of available credit, secured by the majority of the Partnership's investments.  The agreement terminates on January 25, 2011.  Interest on any outstanding balance is payable based on the London Interbank Offered Rate plus 1.6 percent.  As of December 31, 2009, the interest rate is 1.83 percent and $1,650,000 is owed to the Royal Bank of Canada under the credit agreement.  During 2009, the average interest rate charged on the line of credit was 2.25 percent.

Note 7.	Indemnifications

In the normal course of business, the Partnership enters into contracts that provide general indemnifications.  The Partnership’s maximum exposure under these agreements is dependent on future claims that may be made against the Partnership and, therefore, cannot be established.  Based on experience, however, the risk of loss from such claims is considered remote.

Note 8.	Income Taxes

No provision has been made in the financial statements for federal income taxes because the Partnership is not subject to income taxes.  The Partnership's income and losses are includable in the tax returns of its partners.  The Partnership may, however, be required to file returns and pay tax in various state and local jurisdictions as a result of its operations and the residency of its partners.

GAAP provides guidance for how uncertain tax positions should be recognized, measured, disclosed and presented in the financial statements.  This requires the evaluation of tax positions taken or expected to be taken in the course of preparing the Partnership’s tax returns to determine whether the tax positions are “more-likely-than-not” of being sustained “when challenged” or “when examined” by the applicable taxing authority.  Tax positions not deemed to meet the more-likely-than-not threshold would be recorded as a tax expense and liability in the current year.  Management has determined that there are no uncertain tax positions currently and for the prior three tax years.  Such open tax years remain subject to examination by tax authorities.

Note 9.	Financial Highlights

The following financial highlights are intended to help an investor understand the Partnership’s financial performance:

FINANCIAL HIGHLIGHTS

	For the year ended December 31,
	2009	2008	2007	2006	2005

Total return	18.56%	(32.41)%	16.10%	10.73%	11.10%

Ratios/Supplemental Data
Net assets, end of period	$26,737,829	$27,053,789	$43,686,034	$45,959,711	$37,545,862

Ratios to average net assets:
Net investment loss	(2.48)%	(2.34)%	(2.73)%	(3.16)%	(2.13)%

Expenses	2.49%	2.37%	2.75%	3.11%	2.09%

Portfolio turnover rate	40.70%	34.58%	4.94%	21.68%	41.66%

Approximate average amount of line of credit
borrowings outstanding	$240,000	$2,396,000	$4,236,000	$7,207,000	$1,020,000

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Note 9.	Financial Highlights (Continued)

The above ratios and total returns were calculated for the unaffiliated limited partner class taken as a whole.  The ratios for individual limited partners may vary based on the timing of capital transactions and specific allocations of certain items of income and expenses.  The ratios are calculated by dividing total dollars of net investment income or loss, as applicable, by the average of total monthly limited partner capital.  Total returns are calculated by geometrically linking returns based on the change in value during each accounting period.  The net investment loss and expense ratios do not reflect the Partnership’s proportionate share of income and expenses of the underlying investee funds.

Note 10.	Subsequent Events

The General Partner and the Adviser to the Partnership is anticipating registering the Persimmon Growth Partners Fund, LP under the SEC 1940 Act as a registered investment company (PGP RIC) effective September 1, 2010.  The plan of reorganization has been approved by the underlying Partnership investors and an independent board of directors has been formed for the PGP RIC complex.   The Partnership will become a master fund for investment purposes and a feeder fund, Persimmon Growth Partners Investor Fund (Investor Fund), will be created which will allow an unlimited number of accredited investors to invest at a reduced minimum investment of $50,000.  Tax reporting for the Investor Fund will be in the form of a 1099 rather than a Schedule K-1.  Certain other terms and conditions will be different in the new complex, such as management fee charges and investor liquidity provisions.  Both funds will have a fiscal year-end date of March 31.

The Partnership has evaluated subsequent events for potential recognition and/or disclosure through the date the financial statements were issued.

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PERSIMMON GROWTH PARTNERS FUND, L.P.

PART C:  OTHER INFORMATION

ITEM 25:	FINANCIAL STATEMENTS AND EXHIBITS.

1.	FINANCIAL STATEMENTS:

a.
Audited Financial Statements for the Fiscal Year ended December 31, 2009 (including statement of Assets and Liabilities, Statement of Operations, Statement of Changes in Net Assets, Statement of Cash Flows, Financial Highlights and Notes to the Financials) are included in the prospectus filed herewith.

2.	EXHIBITS

a.	Charter
(1)  Certificate of Limited Partnership as filed with the State of Delaware on December 11, 2003 is filed herewith.
(2)  Certificate of Amendment as filed with the State of Delaware of December 13, 2003 is filed herewith.
(3)  Amended and Restated Limited Partnership Agreement is filed herewith.

b.	By-laws	Not Applicable.

c.	Any Voting Trust Agreement	Not Applicable.

d.	All Instruments Defining	See Item 25(a)(3). Rights of Securities’ Holders.

e.	Dividend Reinvestment Plan	Not Applicable.

f.	Constituent Instruments Defining the Rights of the Holders of Long-Term Debt	Not Applicable.

g.	Investment Advisory Contracts	Form of Investment Advisory Agreement is filed herewith.

h.	Underwriting or Distribution Contract	Not Applicable.

i.	Bonus, Profit Sharing, Pension or other Similar Contracts	Not Applicable.

j.	Custodian Agreements and Depository Contracts	Custody Agreement dated as of September 27, 2005 is filed herewith.

k.	All other Material Contracts
(1)  Administration, Fund Accounting and Recordkeeping Agreement dated as of May 11, 2010 is filed herewith.
(2)   Form of Escrow Agreement is filed herewith
(3)  Credit Agreement dated as of October 27, 2005, and any amendments thereto, are filed herewith
(4)  Security Agreement dated as of October 27, 2005, and any amendments there, are filed herewith
(5)  Control Agreement dated as of October 27, 2005, and any amendments thereto, are filed herewith

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l.	Opinion and Consent of Counsel	Not Applicable.

m.	Consent to Service of Process	Not Applicable.

n.	Copies of Any Other Opinions	Not Applicable.

o.	Omitted Financial Statements	Not Applicable.

p.	Initial Capital Agreements	Form of Subscription Agreement is filed herewith.

q.	Retirement Plan	Not Applicable.

r.	Code of Ethics	(1) Persimmon Growth Partners Fund, L.P. Code of Ethics is filed herewith. (2) Persimmon Capital Management, LP Code of Ethics is filed herewith.

ITEM 26.	MARKETING ARRANGEMENTS.

Not Applicable.

ITEM 27.	OTHER EXPENSES OF ISSUANCE AND DISTRIBUTION.

Not Applicable.

ITEM 28.	PERSONS CONTROLLED BY OR UNDER CONTROL WITH REGISTRANT

No person is directly or indirectly under common control with Registrant, except that the Registrant may be deemed to be controlled by Persimmon Capital Management, LP, a Delaware limited partnership (the “Adviser”), the investment manager to the Registrant.  Information regarding the Adviser is set forth in its Form ADV, as filed with the Securities and Exchange Commission (SEC File No. 801-56210).

A substantial majority of the Registrant’s interests (the “Interests”) are held by a few Partners. Persimmon Growth Partners Investor Fund (the “Investor Fund”) held approximately 94.33% of the Registrant’s outstanding Interests as of June 30, 2010. The Investor Fund is managed by a Board of Trustees, all of whom are directors of the Registrant. The Adviser is also the investment manager of the Investor Fund. In addition, entities controlled by Gregory S. Horn and family members held approximately 5.67% of the Registrant’s outstanding Interests (as of June 30, 2010).  As a result, these Partners may be deemed to have the ability to determine the outcome of matters submitted to a vote of Partners, including the election of directors.  In addition, the officers of the Investor Fund and the Registrant are identical.

ITEM 29.	NUMBER OF HOLDERS OF SECURITIES

Title of Class	Number of Record Holders (as of 6/30/10)
Interests of Beneficial Interest in the Fund	25

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ITEM 30.	INDEMNIFICATION

Reference is made to Section 3.7 of the Registrant’s Amended and Restated Limited Partnership Agreement (the “Partnership Agreement”) filed with its Form N-2 on August 24, 2010 and to Paragraph 9 of the Registrant’s Investment Advisory Agreement (“Investment Advisory Agreement”) filed as an exhibit hereto.  The Registrant hereby undertakes that it will apply the indemnification provisions of the Partnership Agreement and the limitation of liability provisions of the Investment Advisory Agreement in a manner consistent with Release 40-11330 of the Securities and Exchange Commission under the Investment Company Act of 1940, as amended (the “Investment Company Act”), so long as the interpretation therein of Securities 17(h) and 17(i) of the Investment Company Act remains in effect.

The Registrant, in conjunction with the Adviser and the Registrant’s directors, maintains insurance on behalf of any person who is or was an independent director, officer, employee, or agent of the Registrant, against certain liability asserted against and incurred by, or arising out of, his or her position.  However, in no event will the Registrant pay that portion of the premium, if any, for insurance to indemnify any such person or any act for which the Registrant itself is not permitted to indemnify.

ITEM 31.	BUSINESS AND OTHER CONNECTIONS OF INVESTMENT ADVISER.

Other business, profession, vocation, or employment of a substantial nature in which the Adviser of the Registrant and each director, executive officer or partner of the Adviser is or has been, at any time during the last two fiscal years, engaged for his own account or in the capacity of director, officer, employee, partner or trustee are as follows:

INVESTMENT MANAGER

Persimmon Capital Management, LP

Persimmon Capital Management, LP is the investment manager for the Registrant.  Persimmon Capital Management, LP is a Delaware limited partnership whose principal address is at 1777 Sentry Hall Parkway West Gwynedd Hall, Suite 102 Blue Bell, PA 19422. Persimmon Capital Management, LP is an SEC registered investment adviser.

Name and Position with Investment Manager	Name, Address and Position with other Company
Gregory S. Horn	1.	Persimmon Absolute Return Master Fund 1777 Sentry Parkway West, Gwynedd Hall, Ste. 102 Blue Bell, PA 19422 President
	2.	Persimmon Absolute Return Fund 1777 Sentry Parkway West, Gwynedd Hall, Ste. 102 Blue Bell, PA 19422 President
	3.	Persimmon Absolute Return QP Fund 1777 Sentry Parkway West, Gwynedd Hall, Ste. 102 Blue Bell, PA 19422 President
	4.	Persimmon Absolute Return Offshore Fund, Ltd. Walkers SPV Limited Walker House, 87 Mary Street George Town, Grand Cayman KY1-9002 President

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ITEM 32.	LOCATION OF ACCOUNTS AND RECORDS.

The accounts, books and other documents required to be maintained by Registrant pursuant to Section 31(a) of the Investment Company Act and the rules promulgated thereunder are kept at the following locations:

1.	JD Clark & Company

2225 Washington Boulevard
Suite 300
Ogden, Utah 84401-1409

2.	Persimmon Capital Management, LP

1777 Sentry Hall Parkway West
Gwynedd Hall, Suite 102
Blue Bell, PA 19422

ITEM 33.	MANAGEMENT SERVICES

Not Applicable.

ITEM 34.	UNDERTAKINGS.

The Registrant hereby undertakes to send by first class mail or other means designed to ensure equally prompt delivery, within two business days of receipt of a written or oral request, any Statement of Additional Information.

SIGNATURES

Pursuant to the requirements of the Investment Company Act of 1940, the Registrant has duly caused this registration statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the census designated place of Blue Bell, and the Commonwealth of Pennsylvania, on the 24th day of August, 2010.

PERSIMMON GROWTH PARTNERS FUND, L.P.

By:/s/ Gregory S. Horn
Gregory S. Horn
President

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EXHIBIT INDEX

EXHIBIT

EX-99.2A(1)	Certificate of Formation as filed with the State of Delaware on December 11, 2003.

EX-99.2A(2)	Certificate of Amendment as filed with the State of Delaware on December 13, 2003.

EX-99.2A(3)	Amended and Restated Limited Partnership Agreement dated as of June 5, 2010

EX-99.2B	Not Applicable.

EX-99.2C	Not Applicable.

EX-99.2D	See Item 25(a)(3).

EX-99.2E	Not Applicable.

EX-99.2F	Not Applicable.

EX-99.2G	Form of Investment Advisory Agreement.

EX-99.2H	Not Applicable

EX-99.2I	Not Applicable.

EX-99.2J	Custody Agreement dated as of September 27, 2005, and any amendments thereto.

EX-99.2K(1)	Administration, Fund Accounting and Recordkeeping Agreement dated as of May 11, 2010.

EX-99.2K(2)	Form of Escrow Agreement.

EX-99.2K(3)	Credit Agreement dated as of October 27, 2005 and any amendments thereto.

EX-99.2K(4)	Security Agreement dated as of October 27, 2005 and any amendments thereto.

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EX-99.2K(5)	Control Agreement dated as of October 27, 2005 and any amendments thereto.

EX-99.2L	Not Applicable.

EX-99.2M	Not Applicable.

EX-99.2N	Not Applicable.

EX-99.2O	Not Applicable.

EX-99.2P	Form of Subscription Agreement is filed herewith.

EX-99.2Q	Not Applicable.

EX-99.2R(1)	Persimmon Growth Partners Fund, L.P. Code of Ethics.

EX-99.2R(2)	Persimmon Capital Management, LP Code of Ethics.

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